________________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

- ----------------------------------------------------------
Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SS240.14a-ll(c) or SS240.14a-12

- ----------------------------------------------------------
                             TRIARC COMPANIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             TRIARC COMPANIES, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

- ----------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[ ]  $125  per Exchange Act  Rules 0-ll(c)(l)(ii),  14a-6(i)(1), or 14a-6(i)(2)
[x]  $125 FEE PAID WITH FILING OF PRELIMINARY MATERIAL.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title  of each  class  of  securities to  which  transaction applies:
     2)   Aggregate  number  of   securities  to  which  transaction   applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1).
     4)   Proposed maximum aggregate value of transaction:
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

          2)  Form, Schedule or Registration No.:

          3)  Filing Party:

          4)  Date Filed:

- ------------
(1). Set forth the amount on which the filing fee is calculated and state how it was determined.

________________________________________________________________________________

                             TRIARC COMPANIES, INC.
                                NOTICE OF ANNUAL
                                   MEETING OF
                                SHAREHOLDERS AND
                                PROXY STATEMENT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                              YOUR PROXY PROMPTLY

                                     [LOGO]

                             THURSDAY, JUNE 9, 1994
                                 AT 11:00 A.M.

                            HOTEL INTER-CONTINENTAL
                               NEW YORK, NEW YORK

[LOGO]

                             TRIARC COMPANIES, INC.
                      777 SOUTH FLAGLER DRIVE, SUITE 1000E
                         WEST PALM BEACH, FLORIDA 33401
                                 (407) 653-4000

                                                                    May 11, 1994

Dear Shareholders:

     It is our pleasure to invite you to join us at the Annual Meeting of Shareholders which will be held at Hotel Inter-Continental in New York, New York at 11:00 A.M. on Thursday, June 9, 1994.

     We shall report to you at the meeting on the Company's current operations and outlook. The meeting will also include a question and discussion period. The Board of Directors and management hope that many of you will be able to attend in person.

     At the meeting, you will be asked to consider and vote on the election of 13 directors, the reincorporation of the Company in Delaware by means of a merger, certain amendments to the Company's Amended and Restated 1993 Equity Participation Plan, and a proposal to authorize the Company to enter into indemnification agreements with its directors and officers. The Board of Directors has unanimously approved the proposals and recommends that you vote FOR each of them. Please give this proxy material your careful attention, as the discussion is important to your decisions on the matters being presented.

     The formal notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted whether or not you plan to be present at the meeting. Please mark, sign, date and return the enclosed proxy promptly. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy. Our Transition Report on Form 10-K for the period from May 1 through December 31, 1993 also accompanies these proxy materials.

                                          Sincerely,


NELSON PELTZ                       PETER W. MAY

NELSON PELTZ                       PETER W. MAY
Chairman and Chief                 President and Chief
Executive Officer                  Operating Officer

[LOGO]

                             TRIARC COMPANIES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 9, 1994

                            ------------------------

     The Annual Meeting of Shareholders of Triarc Companies, Inc. will be held at Hotel Inter-Continental in New York, New York on Thursday, June 9, 1994 at 11:00 A.M., local time, for the following purposes:

          (1) To elect 13 directors to hold office as specified in the accompanying Proxy Statement;

          (2) To consider and act upon the reincorporation of the Company in Delaware by means of a merger that would result in, among other things, an increase in the Company's authorized shares of capital stock and the adoption of certain 'fair price' and other anti-takeover measures;

          (3) To consider and act upon certain amendments to the Company's Amended and Restated 1993 Equity Participation Plan;

          (4) To consider and act upon a proposal to authorize indemnification agreements between the Company and each of its directors and officers and certain other persons; and

          (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Shareholders entitled to vote at the meeting or any adjournment or postponement thereof are holders of record of the Company's Class A Common Stock at the close of business on April 25, 1994.

                                          By order of the Board of Directors

                                          CURTIS S. GIMSON
                                          Senior Vice President and
                                          Associate General Counsel, and
                                          Secretary

May 11, 1994


     YOUR VOTE IS IMPORTANT! A FAVORABLE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE OUTSTANDING SHARES OF THE COMPANY'S CLASS A COMMON STOCK IS NECESSARY
TO APPROVE  THE PROPOSAL   TO   REINCORPORATE  THE   COMPANY   IN  DELAWARE.
SHAREHOLDERS ARE  CORDIALLY INVITED  TO ATTEND THE  MEETING.   WHETHER  OR NOT
YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE DO NOT SEND ANY STOCK CERTIFICATES AT THIS TIME.

                             TRIARC COMPANIES, INC.

                      777 SOUTH FLAGLER DRIVE, SUITE 1000E
                         WEST PALM BEACH, FLORIDA 33401
                            ------------------------
                                PROXY STATEMENT
                            ------------------------
                                  INTRODUCTION

GENERAL

     The accompanying proxy is solicited by the Board of Directors (the 'Board of Directors' or the 'Board') of Triarc Companies, Inc. (the 'Company' or 'Triarc') in connection with the Annual Meeting of Shareholders of the Company to be held on Thursday, June 9, 1994, at 11:00 A.M., local time, at Hotel Inter-Continental, New York, New York (the 'Meeting'), and at any adjournment or postponement of the Meeting. This Proxy Statement and a proxy are first being mailed to shareholders on or about May 11, 1994. The mailing address of the Company's principal executive office is 777 South Flagler Drive, Suite 1000E, West Palm Beach, Florida 33401.

     When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the persons named as proxies in accordance with each shareholder's directions. Shareholders may specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors FOR the election of the nominees for directors named below and FOR Proposals (2), (3) and (4). The Company does not have cumulative voting in the election of directors. Under the Company's Amended Code of Regulations (the 'Code of Regulations'), business transacted at the Meeting is confined to the purposes stated in the Notice of the Meeting. The proxy being solicited does, however, convey discretionary authority to the persons named therein as proxies to vote on matters incident to the conduct of the Meeting. The proxy may be revoked by the shareholder at any time prior to the time it is voted by giving notice of such revocation either personally or in writing to the Secretary of the Company.

VOTING SECURITIES

     All holders of record of the Company's Class A Common Stock, par value $.10 per share (the 'Class A Common Stock'), at the close of business on April 25, 1994 are entitled to vote on all business of the Meeting. At the close of business on such day, the Company had 24,056,732 shares of Class A Common Stock outstanding and entitled to vote at the Meeting. Each share of Class A Common Stock entitles the holder to one vote per share. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum.


     Under Ohio law and the Code of Regulations, if a quorum is present at the Meeting, the 13 nominees for election as directors who receive the greatest number of votes cast will be elected. The affirmative vote of holders of at least two-thirds of the total number of shares of Class A Common Stock outstanding and entitled to vote at the Meeting is required for approval of Proposal (2) and the affirmative vote of a majority of the total number of shares of Class A Common Stock outstanding and entitled to vote at the Meeting is required for approval of Proposals (3) and (4). With respect to Proposal (2), (3) and (4), abstentions and votes withheld by brokers in the absence of instructions from streetname holders (broker non-votes) have the same effect as votes cast against such proposal. With respect to the election of directors, an abstention from voting any shares for the election of any nominee for director will have the practical effect of a vote against that nominee. Broker non-votes with respect to any shares will not affect the election of directors since such shares are not considered present for voting purposes.

     The Company has been informed that the 5,982,867 shares of Class A Common Stock owned by DWG Acquisition Group, L.P., a Delaware partnership of which Nelson Peltz and Peter W. May are the sole general partners ('DWG Acquisition'), will be voted in accordance with the recommendation of the Board of Directors FOR the election of the nominees for director named below and FOR Proposals (2),
(3) and (4). For certain information concerning the voting of such shares, see 'Proposal 1. Election of Directors -- Certain Agreements Concerning Directors.'

                                  PROPOSAL 1.
                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

     It is recommended that the 13 nominees herein named be elected as directors of the Company, with each director to hold office until the next Annual Meeting of Shareholders, and until his successor is elected and qualified or until his prior death, resignation or removal. Eight of the 13 nominees are presently serving as directors of the Company and were elected directors at the last Annual Meeting of Shareholders held on October 27, 1993, to serve until the next annual meeting of the Company's shareholders and until such director's successor is duly chosen and qualified or until his prior death, resignation or removal. The Company is unaware of any reason why any of the nominees named herein would be unwilling or unable to serve as a director. Should, however, any nominee for director be unwilling or unable to serve at the time of the Meeting or any adjournment or postponement thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the Board of Directors may recommend. Messrs. Kingsmore, Pallot, Prendergast, Rosen and Weisglass, five of the current directors of the Company, will not stand for reelection and will continue to serve as directors of the Company until the Meeting.

     Certain information regarding each person nominated by the Board of Directors, including his principal occupation during the past five years and current directorships, is set forth below. Unless otherwise indicated, all nominees have had the indicated principal occupations for the past five years.

                                                            BUSINESS EXPERIENCE DURING PAST
          NAME OF DIRECTOR                               FIVE YEARS, AGE AND OTHER INFORMATION
- ------------------------------------  ---------------------------------------------------------------------------
Nelson Peltz........................  Mr. Peltz has been a director  and Chairman and Chief Executive Officer  of the  Company since April 23, 1993. Since April 23, 1993, he has also been
                                        Chairman  and  Chief  Executive  Officer  of  certain  of  the  Company's subsidiaries,  including Southeastern  Public Service  Company ('SEPSCO')
                                        and RC/Arby's  Corporation, formerly  known  as Royal  Crown  Corporation
                                        ('RCAC').  Mr.  Peltz  has  also  been  a  director  of  National Propane
                                        Corporation, a

                                                            BUSINESS EXPERIENCE DURING PAST
          NAME OF DIRECTOR                               FIVE YEARS, AGE AND OTHER INFORMATION
- ------------------------------------  ---------------------------------------------------------------------------
                                        wholly-owned subsidiary of the Company ('National Propane'), since  April
                                        23,  1993. From April 23,  1993 until January 1994,  Mr. Peltz was also a director and Chairman of the Board and Chief Executive Officer of  Wilson
                                        Brothers,  a company  engaged in  the specialty  decoration of  glass and ceramic items  and  the design,  manufacture  and servicing  of  overhead industrial  cranes ('Wilson').  In January  1994, Triarc  disposed of its
                                        58.6%  interest  in  Wilson.  He  is  also  a  general  partner  of   DWG
                                        Acquisition,  whose principal business is  ownership of securities of the
                                        Company. From its  formation in January  1989 until April  23, 1993,  Mr.
                                        Peltz  was Chairman and  Chief Executive Officer  of Trian Group, Limited
                                        Partnership, an affiliate  of DWG Acquisition  ('Trian'), which  provided investment banking and management services for entities controlled by Mr.
                                        Peltz  and Peter W. May. From 1983  to December 1988, he was Chairman and
                                        Chief Executive  Officer  and a  Director  of Triangle  Industries,  Inc.
                                        ('Triangle') which, through wholly-owned subsidiaries, was at that time a manufacturer  of packaging products, copper electrical wire and cable and steel conduit  and  currency and  coin  handling products.  He  was  also
                                        Chairman  and  Chief  Executive Officer  and  a Director  of  Avery, Inc.
                                        ('Avery') from prior to 1987 until  October 1992. Until the October  1989 sale of Uniroyal Chemical Holding Company, Avery was primarily engaged in the  manufacture  and sale  of  specialty chemicals.  From  November 1989 through May  1992, Mr.  Peltz  was a  director  of Mountleigh  Group  plc
                                        ('Mountleigh'),  a  British property  trading  and retailing  company for which administrative receivers were appointed  in May 1992. He served  in various executive capacities, including Executive Chairman, of Mountleigh from  November 1989 until October 1991. He is a director of Equitable Bag
                                        Co., Inc. ('Equitable Bag'), a designer, manufacturer and distributor  of customized  plastic and paper merchandise bags.  Mr. Peltz is 51 years of age.
Peter W. May........................  Mr. May has been  a director and President  and Chief Operating Officer  of the  Company since April 23, 1993. Since April 23, 1993, he has also been a director and President  and Chief Operating Officer  of certain of  the
                                        Company's  subsidiaries, including SEPSCO and RCAC. Mr. May has also been a director of National Propane since April 23, 1993. From April 23,  1993 until  January 1994, Mr. May was also  a director and President and Chief
                                        Operating Officer  of  Wilson.  He  is also  a  general  partner  of  DWG
                                        Acquisition. From its formation in January 1989 until April 23, 1993, Mr.
                                        May  was President and Chief Operating Officer of Trian. He was President
                                        and Chief Operating Officer  and a director of  Triangle from 1983  until
                                        December 1988. Mr. May was also President and Chief Operating Officer and a  director of Avery from prior to 1987 until October 1992. From November
                                        1989 through May  1992, Mr.  May was  associated with  Mountleigh and  he served  as Joint Managing Director of Mountleigh from November 1989 until
                                        October 1991. He is a director of Equitable Bag. Mr. May was also named a director on April 29, 1993 of The

                                                            BUSINESS EXPERIENCE DURING PAST
          NAME OF DIRECTOR                               FIVE YEARS, AGE AND OTHER INFORMATION
- ------------------------------------  ---------------------------------------------------------------------------
                                        Leslie Fay Companies,  Inc. following  its filing  on April  5, 1993  for protection under Chapter 11 of the United States Bankruptcy Code. Mr. May
                                        is 51 years of age.
Leon Kalvaria.......................  Mr.  Kalvaria has been  a director and  Vice Chairman of  the Company since
                                        April 23, 1993. Since  April 23, 1993,  he has also  been a director  and
                                        Vice  Chairman of certain of the Company's subsidiaries, including SEPSCO and RCAC. Mr. Kalvaria has also been a director of National Propane since
                                        April 23, 1993. From April 23, 1993 until January 1994, Mr. Kalvaria  was also  a director and Vice Chairman of  Wilson. He joined Trian in January
                                        1991 and was Vice Chairman of Trian from April 1992 until April 23, 1993.
                                        He is a director of Equitable  Bag. Prior to joining Trian, Mr.  Kalvaria was  employed by  CS First Boston,  an investment banking  firm, for more than 10 years.  Mr. Kalvaria  was Managing  Director of  the Mergers  and
                                        Acquisitions  Department of First Boston from  1989 to 1991. Mr. Kalvaria is 35 years of age.
Hugh L. Carey.......................  Mr. Carey  has  been  an Executive  Vice  President  of W.R.  Grace  &  Co.
                                        ('Grace') since 1987. Since January 1993, he has served Grace as director of  its Government Relations  Division, and from 1987  until 1993, he ran
                                        Grace's office of environmental policy. Mr. Carey was the Governor of the
                                        State of New  York from 1975  until 1983.  From 1991 until  1993, he  was
                                        Chairman of the National Institute of Former Governors. Mr. Carey is also a  director  of Meditrust,  Inc., Great  Western Resources,  First Albany
                                        Corporation and the China Trust Bank. Mr. Carey is 75 years of age.
Clive Chajet........................  Mr. Chajet has been  Chairman and Chief Executive  Officer of Lippincott  &
                                        Margulies  Inc.,  a consulting  firm specializing  in identity  and image management, New York,  New York, since  1983. Mr. Chajet  is 57 years  of age.
Irving Mitchell Felt................  Mr.  Felt is a private  investor. He is a  Chairman of The Felt Foundation,
                                        Inc., a philanthropic  organization. Since  1983, Mr. Felt  has been  the
                                        Honorary  Chairman of  the Board  of Directors  of Madison  Square Garden
                                        Corporation, an  entertainment company,  New York,  New York,  and  prior thereto  he  served as  President and  Chairman of  the Board  of Madison
                                        Square Garden  Corporation.  From  1983  through 1988,  Mr.  Felt  was  a
                                        Director of Triangle. Mr. Felt is 84 years of age and has been a director of the Company since April 23, 1993.
Stanley R. Jaffe....................  Mr.  Jaffe  is a  private investor.  From  1991 until  1993, Mr.  Jaffe was
                                        President and  Chief  Operating  Officer  and  a  director  of  Paramount
                                        Communications  Inc., a  motion picture  and entertainment  company. From
                                        prior  to  1988  until   1991,  Mr.  Jaffe   was  principal  partner   in
                                        Jaffe/Lansing  Productions,  an  independent  motion  picture  production company. Mr. Jaffe is 53 years of age.

                                                            BUSINESS EXPERIENCE DURING PAST
          NAME OF DIRECTOR                               FIVE YEARS, AGE AND OTHER INFORMATION
- ------------------------------------  ---------------------------------------------------------------------------
Harold E. Kelley....................  Mr. Kelley is  an Attorney-At-Law  and a Certified  Public Accountant.  Mr.
                                        Kelley  is 73 years of  age and has been a  director of the Company since
                                        March 1991.
Richard M. Kerger...................  Mr. Kerger is a partner of Marshall & Melhorn, a law firm. Mr. Kerger is 48 years of age and has been a director of the Company since March 1991.
M.L. Lowenkron......................  Mr. Lowenkron is  a private  investor. From  1980 until  October 1993,  Mr.
                                        Lowenkron  was Chief  Executive Officer  of A&W  Brands, Inc.  ('A&W'), a
                                        manufacturer of soft drink concentrates, and he served as Chairman of the
                                        Board of A&W from 1991 until October 1993. Mr. Lowenkron is a director of
                                        Hat Brands, Inc., Heilemen Brewing  Company and The National Easter  Seal
                                        Society. Mr. Lowenkron is 62 years of age.
Daniel R. McCarthy..................  Mr. McCarthy is a Senior Partner of McCarthy & Lebit, Co., LPA, a law firm.
                                        Mr.  McCarthy is also a director of American Ship Building Company, which is engaged  in ship  building  and ship  repairs.  On November  4,  1993,
                                        American  Ship Building Company filed for  protection under Chapter 11 of the United States Bankruptcy  Code. Mr. McCarthy is  69 years of age  and has been a director of the Company since March 1991.

Raymond S. Troubh...................  Mr.  Troubh has been a financial  consultant, including serving as a senior advisor at Salomon Brothers, Inc, an investment banking firm, since prior to 1988. Mr. Troubh is a director of ADT Limited, American Maize-Products
                                        Company,  Applied  Power,  Inc.,  ARIAD  Pharmaceuticals,  Inc.,  Becton,
                                        Dickinson   &   Co.,  Benson   Eyecare  Corporation,   Foundation  Health
                                        Corporation, General  America  Investors Company,  Manville  Corporation,
                                        Olsten  Corporation, Petrie  Stores Corporation,  Riverwood International
                                        Corporation, Time-Warner Inc.,  and Wheeling-Pittsburgh Corporation.  Mr.
                                        Troubh is 68 years of age.

Gerald Tsai, Jr.....................  Mr.  Tsai is a private investor. Since  February 1993, he has been Chairman of the  Board,  President  and  Chief Executive  Officer  of  Delta  Life
                                        Corporation,  a life  insurance and annuity  company with  which Mr. Tsai became associated in 1992. From 1982 until December 1988, Mr. Tsai served
                                        Primerica Corporation  in  various  executive  capacities,  including  as
                                        Chairman  of  the  Board  and Chief  Executive  Officer  from  1987 until
                                        December 1988. Mr. Tsai also serves as a director of Palm Beach  National
                                        Bank  and Trust Company, Rite  Aid Corporation, Sequa Corporation, Zenith
                                        National Insurance Corporation  and Proffitt's  Inc. He is  a trustee  of
                                        Meditrust,  Boston University and New York University Medical Center. Mr.
                                        Tsai is 65  years of age  and has been  a director of  the Company  since
                                        October 27, 1993.

BOARD MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

     Eleven meetings of the full Board of Directors were held during the fiscal year ended April 30, 1993 ('Fiscal 1993') and seven meetings of the full Board of Directors were held during the transition period from May 1, 1993 through December 31, 1993 ('Transition 1993'). Each incumbent director who is a nominee for reelection attended more than 75% of such meetings of the Board and of all committees of the Board of Directors that he was eligible to attend in Fiscal 1993 and Transition 1993.

     The Company has standing audit, nominating, and compensation committees whose current functions and members are described below. It is anticipated that at its first meeting following the Meeting, the Board will designate the directors to serve on each of these Committees until the next annual meeting of shareholders.

     Audit Committee. The Audit Committee is composed of Messrs. Daniel R. McCarthy (Chairman), Irving Mitchell Felt, Martin Rosen and Gerald Tsai, Jr. This Committee is charged with the responsibility of satisfying itself of the propriety and accuracy of the financial statements of the Company and any of its subsidiaries which have publicly-owned securities. In the course of performing its functions, the Audit Committee (i) reviews the Company's internal accounting controls and its annual consolidated financial statements, (ii) reviews with the Company's independent certified public accountants the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them, and (iv) recommends the action to be taken with respect to the appointment of the Company's independent certified public accountants. The Audit Committee met four times during Fiscal 1993 and five times during Transition 1993. As discussed above, Mr. Rosen will not stand for reelection but will continue to serve as a director of the Company until the Meeting.

     Nominating Committee. The Nominating Committee is composed of Messrs. Peter
W. May (Chairman), Harold E. Kelley, Nelson Peltz and Gerald Tsai, Jr. This Committee is charged with the responsibility of considering and recommending individuals to be considered by the Board for membership on the Board of Directors. The Nominating Committee did not meet during Fiscal 1993 and met once during Transition 1993.

     The Nominating Committee will consider nominations for Board membership by shareholders. The Nominating Committee has adopted the following rules with respect to considering such nominations: (i) the nominating shareholder must have owned shares of Common Stock or preferred stock (entitled to vote for Directors) for at least six months prior to the date the nomination is submitted; (ii) the nomination must be received by the Nominating Committee 120 days before the mailing date for proxy material applicable to the annual meeting for which such nomination is proposed for submission; and (iii) a detailed statement setting forth the qualifications, as well as the written consent, of each party nominated must accompany each nomination submitted.

     Compensation Committee. The Compensation Committee is composed of Messrs. Irving Mitchell Felt (Chairman), William L. Pallot and Gerald Tsai, Jr. The Committee is charged with the responsibility of (i) reviewing, advising and making recommendations with respect to employee salary and compensation plans, benefits and standards applicable to the executive officers of the Company, (ii) taking such action with respect thereto that are not reserved to the Board of Directors, and (iii) administering the Company's Amended and Restated 1993 Equity Participation Plan (the 'Equity Participation Plan') and such other salary or compensation plans as the Committee is designated to administer. The Compensation Committee met once during Fiscal 1993 subsequent to the change in control of the Company which occurred on April 23, 1993 (the 'Change in Control') and six times during Transition 1993. As discussed above, Mr. Pallot will not stand for reelection but will continue to serve as a director of the Company until the Meeting.

COMPENSATION OF DIRECTORS

     Each non-management director receives an annual retainer of $25,000 for serving on the Board. In addition, non-management directors receive $1,000 for each meeting of the Board or of a Committee of the Board attended. If Proposal
(3) is approved at the Meeting, non-management directors will be given the option of electing to receive all or a portion of their annual retainer and meeting fees in the form of shares of Class A Common Stock rather than in cash. See 'Proposal 3. Approval of Matters With Respect to the Amended and Restated 1993 Equity Participation Plan.' In addition, pursuant to the Equity Participation Plan, each director of the Company who is not then an employee of the Company or any subsidiary receives, on the later of (i) the date of his initial election or appointment to the Board of Directors and (ii) April 24, 1993, options to purchase 3,000 shares of Class A Common Stock and, in connection therewith, tandem stock appreciation rights ('SARs') for the same number of shares. On the date of each subsequent annual meeting of shareholders of the Company at which a director is reelected, such director will receive options to purchase 1,000 shares of Class A Common Stock and, in connection therewith, SARs for the same number of shares. Each such option has a term of ten years, subject to certain exceptions provided in the Equity Participation Plan. Each such option becomes exercisable to the extent of one-half thereof on each of the two immediately succeeding anniversaries of the date of grant. The price per share to be paid by the holder of such an option is equal to the fair market value of one share of Class A Common Stock on the date the option is granted. The purchase price of the shares of Class A Common Stock as to which such an option is exercised shall be paid only in cash, and such SARs shall be exercisable only for shares of Class A Common Stock.

     As discussed above, certain current directors of the Company will not stand for reelection but will continue to serve as directors of the Company until the Meeting. In connection therewith, the Board of Directors determined that the four non-employee directors who are retiring will receive (a) their respective full annual retainers through December 31, 1994 and (b) payments of cash that are equivalent to the benefits, if any, that would result from the exercise in full of their stock options (to the extent not previously exercised) at any time prior to December 31, 1995.

     Pursuant to a stipulation of settlement entered into in connection with certain litigation to which the Company was a party before the United States District Court for the Northern District of Ohio, Eastern Division (the 'Ohio Court'), in March 1991, a special committee (the 'Special Committee') was created consisting of three directors designated by the Ohio Court pursuant to such stipulation (the 'Court Appointed Directors'), along with two directors to be selected by the Board, who are not employee-insiders or members of Victor Posner's family. The five members of the Special Committee are the three Court Appointed Directors (Messrs. Kelley, Kerger and McCarthy) and Messrs. Pallot and Prendergast. Subsequent to the Change in Control, the Board of Directors approved a cash payment to each of the members of the Special Committee in respect to their services to the Company (principally relating to such now settled litigation which had been pending in the Ohio Court) through April 23, 1993 as follows: $2,200,000 to Mr. Kelley, $1,300,000 to Mr. McCarthy, $1,000,000 to Mr. Kerger and $200,000 to each of Messrs. Pallot and Prendergast. In addition, the Board of Directors granted restricted stock awards to Messrs. Kelley, McCarthy and Kerger with respect to 60,000, 60,000 and 30,000 shares, respectively, which grants were ratified by the Compensation Committee. The grant of restricted stock awards was pursuant to the Equity Participation Plan and such awards will vest in full and all restrictions on transferability shall terminate on the earlier of December 31, 1996 or the date the individual ceases to be a director of the Company, unless the individual ceases to be a director as a result of his voluntary resignation or his decision not to stand for reelection or as a result of his directorship being terminated for cause in accordance with the Ohio Corporation Law. As discussed above, Messrs. Pallot and Prendergast will not stand for reelection but will continue to serve as directors of the Company until the Meeting. It is anticipated that at its first meeting following the Meeting, the Board will appoint two additional directors to serve on the Special Committee together with the Court Appointed Directors.

CERTAIN AGREEMENTS CONCERNING DIRECTORS

     In connection with the Change in Control, the Board of Directors was reconstituted on April 23, 1993 in accordance with a Stock Purchase Agreement dated as of October 1, 1992 (the 'Stock Purchase Agreement') among DWG Acquisition, and Victor Posner and certain entities controlled by him (collectively, the 'Posner Entities'), as described in the Company's Proxy Statement dated March 31, 1993 for its Special Meeting of Shareholders held on April 21, 1993.

     The Stock Purchase Agreement provides, among other things, that (i) as long as the Posner Entities and entities controlled by them, in the aggregate, are beneficial owners of equity securities of the Company representing or convertible into more than one-half of one percent of the issued and outstanding common stock of the Company, DWG Acquisition (a) will not vote its shares in favor of a director (other than the Court Appointed Directors) who knowingly causes the Company to breach or vote in favor of any action that would constitute a breach of the Company's obligations under certain transactions entered into between the Posner Entities and their affiliates, on the one hand, and the Company and its affiliates, on the other hand and (b) will, in the event either Steven Posner (who no longer serves as a director) or Martin Rosen ceases to be a director of the Company, vote its shares in favor of any appropriate person nominated by Steven Posner (other than Victor Posner or certain of his family members) to fill such vacancy and (ii) until the earlier of (x) April 23, 1998 and (y) the date on which Security Management Corp., a Maryland corporation controlled by Victor Posner ('Security Management'), ceases to own beneficially more than 50% of the shares of the Company's non-voting redeemable cumulative convertible preferred stock, par value $.10 per share (the 'Redeemable Convertible Preferred Stock'), issued to it in connection with the Change in Control (or shares of common stock into which Redeemable Convertible Preferred Stock may be converted), will, in the event that Russell A. Boyle (who no longer serves as a director), H. Douglas Kingsmore, William Pallot or Thomas
Prendergast or their respective successors cease to be a director of the Company, vote its shares to fill such vacancy in favor of any person (other than Victor Posner or certain of his family members) acceptable to both DWG Acquisition and Steven Posner.

     In addition, as previously reported in connection with the Change in Control, DWG Acquisition and Messrs. Peltz and May agreed (a) never to vote any shares of the Company owned or controlled by DWG Acquisition for the election of Victor Posner as a director of the Company, (b) to cause any slate of directors of the Company directly or indirectly proposed or recommended by DWG Acquisition during the period (the 'Effective Period') terminating on the earliest of (i) April 23, 1998, (ii) the date on which Victor Posner (and his affiliates) ceases to own shares of Class A Common Stock equal in the aggregate to more than 5% of the issued and outstanding Triarc common stock and (iii) the date on which the shares of Triarc common stock cease to be publicly held, to include the Court Appointed Directors and (c) during the Effective Period, subject to DWG Acquisition's absolute right to vote the minimum number of shares necessary to accomplish the election of Messrs. Peltz, May and Kalvaria and Mr. Irving Mitchell Felt, or their successors, to cast any other votes available to it for the election of the Court Appointed Directors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the beneficial ownership as of April 25, 1994 by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock (constituting the only class of voting capital stock of the Company), each director of the Company and nominee for director of the Company who has such ownership, each executive officer whose name appears in the Summary Compensation Table below who was an executive officer of the Company as of April 25, 1994 and all directors and executive officers as a group.

                                                                        AMOUNT AND
                       NAME AND ADDRESS OF                                NATURE
                         BENEFICIAL OWNER                            OF OWNERSHIP(1)             PERCENT OF CLASS
- ------------------------------------------------------------------   ----------------            ----------------
DWG Acquisition ..................................................   5,982,867 shares(4)              24.9%
  1201 North Market Street
  Wilmington, DE 19801
Nelson Peltz .....................................................   6,182,967 shares(2)(3)(4)(6)     25.5%
  777 South Flagler Drive, Suite 1000E
  West Palm Beach, FL 33401
Peter W. May .....................................................   6,116,200 shares(2)(4)(7)        25.3%
  900 Third Avenue
  New York, NY 10022
Leon Kalvaria ....................................................      92,500 shares(5)               *
  777 South Flagler Drive, Suite 1000E
  West Palm Beach, FL 33401
Irving Mitchell Felt .............................................       1,500 shares(8)               *
  The Mirabella
  10430 Wilshire Blvd., Suite 202
  Los Angeles, CA 90024
Harold E. Kelley .................................................      61,500 shares(9)               *
  777 South Flagler Drive, Suite 1000E
  West Palm Beach, FL 33401
Richard M. Kerger ................................................      31,700 shares(10)              *
  777 South Flagler Drive, Suite 1000E
  West Palm Beach, FL 33401

Daniel R. McCarthy ...............................................     111,500 shares(11)              *
  777 South Flagler Drive, Suite 1000E
  West Palm Beach, FL 33401

William L. Pallot ................................................       1,931 shares(12)              *
  400 Pickle Road
  Shelbyville, TN 37160

- ------------
* Less than 1%

                                                  (table continues on next page)

(table continued from previous page)

                                                                        AMOUNT AND
                       NAME AND ADDRESS OF                                NATURE
                         BENEFICIAL OWNER                            OF OWNERSHIP(1)             PERCENT OF CLASS
- ------------------------------------------------------------------   ----------------            ----------------
Thomas A. Prendergast ............................................       1,500 shares(8)               *
  501 Executive Center Blvd.
  Suite 210
  El Paso, TX 79902
Martin Rosen .....................................................       7,500 shares(12)              *
  757 Third Avenue, 6th FL
  New York, NY 10017
Gerald Tsai, Jr. .................................................       1,000 shares                  *
  200 Park Avenue, 37th Fl.
  Suite 3709
  New York, NY 10166
Stephen S. Weisglass .............................................      11,500 shares(12)              *
  777 South Flagler Drive, Suite 1000E
  West Palm Beach, FL 33401
John C. Carson ...................................................      45,000 shares(13)              *
  1000 Corporate Drive
  Ft. Lauderdale, FL 33334
Harold D. Kingsmore ..............................................      50,000 shares(13)              *
  133 Marshall Street
  Graniteville, SC 29829
Donald L. Pierce .................................................      66,250 shares(14)              *
  1000 Corporate Drive
  Ft. Lauderdale, FL 33334

Clive Chajet .....................................................       2,800 shares(15)              *
  499 Park Avenue
  New York, NY 10022

Raymond S. Troubh ................................................       5,000 shares                  *
  10 Rockefeller Plaza, Suite 712
  New York, NY 10020

Directors and Executive Officers as a group (23 persons)..........   6,952,848 shares                 28.4%


- ------------

*   Less than 1%

 (1) Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

 (2) Includes 5,982,867 shares held by DWG Acquisition, of which Mr. Peltz and Mr. May are the sole general partners.

 (3) Includes 100 shares owned by Mr. Peltz's minor son, as to which Mr. Peltz disclaims beneficial ownership.

 (4) As previously reported, the Change in Control occurred on April 23, 1993. On that date, DWG Acquisition acquired 5,982,867 shares of Class A Common Stock from Victor Posner, Security Management, and Victor Posner Trust No. 20 for an aggregate purchase price of $71,794,404

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     pursuant  to the  Stock
     Purchase Agreement. In addition, on April 23, 1993, pursuant to an Exchange Agreement dated as of October 1, 1992, the Company and Security Management exchanged the remaining 5,982,866 shares of Class A Common Stock of the Company owned by the Posner Entities for an equal number of shares of the Redeemable Convertible Cumulative Preferred Stock having a stated value of $12.00 per share or an aggregate stated value of $71,794,392.

     The Company is informed that DWG Acquisition has pledged an aggregate of 4,040,000 shares of Class A Common Stock (the 'Pledged Shares') to two financial institutions on behalf of Messrs. Peltz and May to secure certain loans made to them by such financial institutions in connection with the Change in Control. The loan documentation in connection with such loans contains customary provisions concerning the maturity of the loans and other provisions with respect thereto and with respect to the Pledged Shares.

 (5) Represents 42,500 restricted shares granted under the Equity Participation Plan and vested options to purchase 50,000 shares of Class A Common Stock.

 (6) Includes vested options to purchase 200,000 shares of Class A Common Stock.

 (7) Includes vested options to purchase 133,333 shares of Class A Common Stock.

 (8) Represents vested options to purchase 1,500 shares of Class A Common Stock.

 (9) Represents 60,000 restricted shares granted under the Equity Participation Plan and vested options to purchase 1,500 shares of Class A Common Stock.

(10) Represents 30,000 restricted shares granted under the Equity Participation Plan, 200 shares purchased by Mr. Kerger and vested options to purchase 1,500 shares of Class A Common Stock.

(11) Includes 60,000 restricted shares granted under the Equity Participation Plan, vested options to purchase 1,500 shares of Class A Common Stock and 50,000 shares owned by a trust of which Mr. McCarthy's wife is a trustee, as to which shares Mr. McCarthy disclaims beneficial ownership.

(12) Includes vested options to purchase 1,500 shares of Class A Common Stock.

(13) Represents restricted shares granted under the Equity Participation Plan.

(14) Represents 61,250 restricted shares granted under the Equity Participation Plan and 5,000 shares purchased by Mr. Pierce.

(15) Includes 1,300 shares owned by Mr. Chajet's wife, as to which shares Mr. Chajet disclaims beneficial ownership.

                                --------------------------
     The foregoing table does not include 5,982,866 shares of the Redeemable Convertible Preferred Stock owned by an affiliate of Victor Posner, which are convertible by Victor Posner or his affiliates into 4,985,722 shares of non-voting common stock of the Company at a conversion price of $14.40 per share, subject to certain adjustments. The shares of Redeemable Convertible Preferred Stock can be converted without restriction into an equal number of shares of Class A Common Stock following a transfer to a non-affiliate of Victor Posner. The Company has certain rights of first refusal if such shares are sold to an unaffiliated party. If the 5,982,866 currently outstanding shares of the Redeemable Convertible Preferred Stock were converted into shares of Class A Common Stock, such shares would constitute approximately 17.2% of the then outstanding shares of Class A Common Stock. Except for the arrangements relating to the Pledged Shares described in footnote (4) to the foregoing table, there are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

     Introduction. This report to shareholders presents an overview of both the charter of the Compensation Committee of the Board of Directors (the 'Compensation Committee') and of the Company's compensation philosophy. It also discusses the Compensation Committee's compensation related decisions in respect of Fiscal 1993 and Transition 1993 performance. Since the Compensation Committee was totally reconstituted in connection with the Change in Control which took place on April 23, 1993, neither the Compensation Committee nor current management take any responsibility for the compensation philosophy or practices of the Company prior to the Change of Control.

     The Compensation Committee's Role. The Compensation Committee's principal function is to review and approve the compensation program for the executive officers of the Company (the 'Executive Compensation Program'). The Compensation Committee also administers the Equity Participation Plan. To fulfill its principal function, the Compensation Committee specifically reviews and approves each of the elements of the Executive Compensation Program and will continually assess the effectiveness of the program as a whole. This includes reviewing the design of the Company's various incentive plans for executive officers and assessing the competitiveness of the overall Executive Compensation Program.

     Overall Objectives of the Executive Compensation Program. The Executive Compensation Program is designed to help the Company retain, motivate and recruit the executive officers needed to maximize the Company's return to shareholders. The Company's explicit objective is to pay at levels required to secure the exceptionally talented executive officers, in particular, and employees, in general, necessary to achieve its long-term financial, strategic and stock growth goals. Since one of the Company's goals is to grow rapidly, both by internal expansion and through acquisitions, the Company has recruited the executive talent required to run a company which is significantly larger than the Company is today.

     Toward that end, the Executive Compensation Program is designed to provide:

           Levels of compensation that are competitive with those provided in the various markets in which the Company competes for its executive resources.

           Incentive compensation that:

              varies in a consistent and predictable manner with the financial performance of the Company and/or its various business units;

              varies in a consistent and predictable manner with the stock price performance of the Company; and

              effectively rewards individual performance.

     In designing and administering the Executive Compensation Program, the Compensation Committee, acting on behalf of the shareholders, seeks an appropriate balance among these objectives, the most important of which are discussed in greater detail below.

     Providing Highly Competitive Levels of Compensation. The Company provides its executive officers with a total compensation package that -- at expected levels of performance -- is intended to rank in the top quartile of compensation packages provided to executives who hold comparable positions or have similar qualifications in companies which are significantly larger than the Company is today.

     Given the Company's aggressive shareholder return objectives, the Company has designed salary and incentive programs intended to attract exceptionally high-caliber executives and is committed to paying these same executives a substantial portion of their compensation based directly on the Company and business unit performance.

     To establish appropriate competitive frames of reference, the Company looks toward pay levels offered by leading-performance companies in the relevant markets for executive talent. In addition, the Company periodically assesses an executive's competitive level of compensation based on information drawn from a variety of sources, including proxy statements, compensation surveys and external compensation consultants. In the course of this analysis, the Company considers each position's relative content, accountabilities and scope of responsibility. The Company also takes into account its businesses, current size and expected growth, expected contributions from specific executives and other similar factors.

     While the expected value of an executive's compensation package is set at a highly competitive level, each executive officer's pay package places a significant portion of pay at risk, and the actual value of the package will exceed or fall below this level depending on actual Company results. The Company is committed to the pay-for-performance philosophy and is implementing an Executive Compensation Program which ensures that shareholders receive performance-for-pay.

     Ensuring Incentive Compensation Varies With Performance. The Executive Compensation Program is designed to ensure that incentive compensation varies in a consistent and predictable manner with the financial and stock performance of the Company and/or its business units. Awards paid under the Company's annual and long-term incentive plans will be directly tied to the Company's and its units' short-and long-term financial performance, as well as the performance of the Company's stock price.

     The Company's various incentive plans each serve slightly different purposes and, as such, employ different measures of performance and cover different periods of time. Accordingly, an executive officer's total compensation will not typically vary based on any single measure of Company or business unit performance over a particular period of time. However, in combination, these plans provide a powerful incentive -- focusing management attention on those measures important to shareholders, and hold participants accountable for poor results and reward them for superior accomplishments.

     The Company also believes that effectively rewarding individual performance helps drive managers to contribute in ways that enhance the financial and stock performance of the Company and its various business units. Although the Executive Compensation Program provides compensation that varies with financial and stock price performance, an executive officer's incentive awards may also be influenced by qualitative assessments of Company, business unit and individual performance, as appropriate. For all executive officers, these assessments are made by the Compensation Committee.

     Overview of the Executive Compensation Program. The Executive Compensation Program is comprised of three principal elements, the base salary program, and annual and long-term incentives. Each of these is designed and administered with the explicit purpose of furthering the shareholders' interests by facilitating the employment of highly-talented executives and motivating them to achieve exceptional levels of performance. An overview of each of these elements and how each is intended to support shareholder interests is provided below.

     Base Salary Compensation. The Company's base salary program is intended to provide base salary levels that are competitive in the external market for executive talent, reflect an individual's ongoing performance, and are periodically adjusted based on the executive's performance, the Company's overall financial performance and expected salary increases in the market for executive talent.

     The Company believes the mix of elements in the Executive Compensation Program is appropriate, and will periodically review base salary levels, their relationship to the competitive market and to the other components of the program.

     Annual Incentive Compensation. The Company's annual cash incentive plan for executive officers (the 'Annual Plan') is intended to provide competitive annual pay opportunities with actual amounts earned directly linked to annual Company and/or business unit financial performance. If appropriate to the position and/or unit, awards also vary based partially on the individual's annual performance. The Annual Plan sets annual incentive target awards at levels that are competitive in the context of the Company's total Executive Compensation Program, and the appropriate mix of variable and fixed compensation. Financial performance is assessed annually against pre-set financial and strategic objectives.

     Each executive's award is tied to performance measures most appropriate to his or her responsibilities. To reinforce the need for teamwork and focus attention on overall Company objectives, all participants have a portion of their award tied to corporate or unit financial performance, as defined by operating income and other measures selected by the Compensation Committee at the outset of each plan year.

     The Compensation Committee believes that the Annual Plan will play a critical role in the Company's ability to attract desired executives and motivate them toward aggressive levels of performance.

     Long-Term Incentive Compensation. The Company provides executive officers with incentives linked to longer-term business unit and corporate performance through mid-term cash incentive plans (the 'Mid-Term Plans') and the Equity Participation Plan. The combination of these two key elements is intended to provide competitive long-term incentive opportunities, enable participants to build significant wealth when meaningful stockholder wealth has been created, and directly link a significant portion of total pay to the Company's long-term stock performance and, as appropriate, to business unit longer-term financial performance.

     Each Mid-Term Plan is designed for senior managers of the Company's principal business units and is developed jointly by the chief executive officer of the business unit and representatives of the Company. Each Mid-Term Plan will pay cash awards to participants based on the unit's profit performance over a three-year period. A pool is created based upon the amount by which the unit's actual profit exceeds an acceptable level and is targeted to pay, in combination with stock options, competitive long-term incentives at expected levels of profit.

     The Equity Participation Plan provides senior corporate and business unit managers and key employees, including the individuals named in the Summary
Compensation Table below, with stock-based incentives. Although the Equity Participation Plan is generally designed to provide periodic grants of options on the Class A Common Stock, it also provides for the use of restricted stock awards. Overall, the Equity Participation Plan is intended to provide competitive long-term incentive opportunities and tie executive long-term financial gain to increases in the Company's stock price.

     Other Executive Compensation. In addition, the Company provides executive officers with benefits and perquisites generally consistent with those offered by other companies to similar positions. Overall, the Compensation Committee believes the provided levels of benefits and perquisites are necessary and, in combination with the previously mentioned compensation elements, facilitate the Company's ability to secure the needed executive talents.

     Summary of Compensation Committee Actions. As noted above, the Compensation Committee was totally reconstituted following the Change in Control on April 23, 1993. The Committee met once during Fiscal 1993 immediately following the Change in Control and six times during Transition 1993. The actions taken at those meetings are described below.

     At its meeting immediately following the Change in Control, the Compensation Committee approved compensation packages for the executive officers of the Company, most of whom had been elected to their positions after the Change in Control. The Committee also granted options to purchase an aggregate of 1,712,500 shares of Class A Common Stock and granted awards of 268,000 restricted shares of Class A Common Stock to the executive officers and other officers and key employees of the Company.

     During Transition 1993, the Compensation Committee granted options to purchase 290,000 shares of Class A Common Stock and awarded 21,500 restricted shares of Class A Common Stock to officers and key employees of the Company and its subsidiaries. Additionally, as described above under 'Compensation of Directors,' the Compensation Committee approved, based on the recommendation of the Board of Directors, the award of an aggregate of 150,000 restricted shares of Class A Common Stock to the three court-appointed members of the Special Committee as partial compensation for their services through April 23, 1993.

     In March 1994, the Compensation Committee approved bonuses, grants of stock options and restricted stock awards to the executive officers of the Company in respect of their performance during Transition 1993 and to incentivize future performance. In the aggregate, the Compensation Committee awarded options to purchase 412,000 shares of Class A Common Stock and awarded 44,750 restricted shares of Class A Common Stock to executive officers, other officers and key employees of the Company in respect of their performance during Transition 1993 and to incentivize future performance.

     All of the above-referenced options and restricted shares of Class A Common Stock are reflected in the Summary Compensation Table below.

     In April 1994, the Compensation Committee approved, subject to approval by the shareholders of appropriate amendments to the Equity Participation Plan, the grant of 'performance stock options' for an aggregate of 3,850,000 shares of Class A Common Stock to Messrs. Peltz, May and Kalvaria. See 'Proposal 3.
Approval of Amendments to the Company's Amended and Restated 1993 Equity Participation Plan.' The Board of Directors has approved such amendments.

     At present, there remain outstanding options to purchase 2,514,500 shares of Class A Common Stock and 491,250 restricted shares of Class A Common Stock. As a result, 494,250 shares of Class A Common Stock are available for future awards under the Equity Participation Plan. If Proposal (3) is approved by the shareholders, options to purchase 6,364,500 shares of Class A Common Stock will remain outstanding and 3,144,250 shares of Class A Common Stock will be available for future awards under the Equity Participation Plan.

     In   January  1994,  the  Compensation  Committee  approved  the  severance arrangements for Charles W. McGovern, formerly Senior Vice President and Treasurer of the Company, and William R. Pollert, formerly Senior Vice President-Administrative Services, of the Company. For each of Messrs. McGovern and Pollert, the Committee approved continuation of salary for one year with an additional one year of salary continuation if the individual does not find suitable alternative employment within the first year. Additionally, benefit coverage would continue for up to three years if suitable alternative employment is not found. The Committee also approved, for both Messrs. McGovern and Pollert, certain arrangements whereby they will receive payments of cash that are equivalent to the benefits, if any, that would result from the vesting in full of their restricted stock awards and the exercise in full of their stock options.

     Adoption of CEO and COO Compensation Arrangements. In April 1993, the Compensation Committee adopted compensation arrangements with the Company's new Chairman and Chief Executive Officer and President and Chief Operating Officer that included base salaries of $1 per year and incentive compensation on a discretionary basis. In addition, at that time the Compensation Committee approved for such executives up-front stock option grants.

     In April 1994, the Compensation Committee approved for the Chairman and Chief Executive Officer and the President and Chief Operating Officer grants of 'performance stock options' for an aggregate of 3,500,000 shares of Class A Common Stock, subject to approval by the shareholders of appropriate amendments to the Equity Participation Plan. These options were granted in lieu of base salary, annual performance bonus and long term compensation for a six-year period commencing April, 1993. The Board of Directors has approved such amendments. They have an exercise price of $20.125 per share and will vest and become exercisable as follows: if the closing price of a share of Class A Common Stock is at least approximately 135% of the exercise price for 20 out of 30 consecutive trading days ending on or prior to March 30, 1999, each such option will vest and become exercisable as to one third of the shares subject to the option; if the closing price of a share of Class A Common Stock is at least approximately 180% of the exercise price for 20 out of 30 consecutive trading days ending on or prior to March 30, 2000, each such option will vest and become exercisable as to one third of the shares subject to the option; and if the closing price of a share of Class A Common Stock is at least approximately 225% of the exercise price for 20 out of 30 consecutive trading days ending on or prior to March 30, 2001, the options will vest and become exercisable as to one third of the shares subject to the option. In addition to early vesting in the event such closing price levels are attained, each such option will also vest and become exercisable after 14 years and 6 months even if Class A Common Stock does not so appreciate. For additional information regarding the terms of such 'performance stock options,' see 'Proposal 3. Approval of Amendments to the Company's Amended and Restated 1993 Equity Participation Plan' below.

     The Omnibus Budget Reconciliation Act of 1993 (the 'Tax Act') includes a provision which may preclude a publicly held corporation from deducting annual compensation in excess of $1,000,000 paid to certain of its highly compensated officers. There are, however, exceptions under the Tax Act for qualified performance based compensation (including stock options and SARs) if certain conditions are met. Although the Company intends that awards of the 'performance stock options' granted to the Chairman and Chief Executive Officer and the President and Chief Operating Officer will satisfy these conditions, there can be no assurance such awards will satisfy such conditions.

     In addition, the Compensation Committee agreed that annual incentives for the rest of the corporate staff would be on a discretionary basis, based on interim and year-end reviews of performance relative to strategic and financial objectives. The Compensation Committee believes that a less discretionary process would be impractical during the current period of relative uncertainty, as the Company's corporate center and business are restructured. The Company intends to move to a more formalized annual incentive plan that determines awards based on Company or unit performance and achievement of specific objectives, when appropriate.

     Adoption of Mid-Term Plans. The Compensation Committee approved, in concept, the implementation of the Mid-Term Plans which is intended to focus the efforts of the management of each of the Company's four principal business units on sustained profitability. The Mid-Term Plans, which are described above, will pay awards out of an incentive pool created for each of the four principal business units based upon the amount by which a unit's actual profit exceeds an acceptable level.

     The Compensation Committee believes the Mid-Term Plans will provide an important component of incentive compensation by highlighting longer-term performance of each business unit. With relatively autonomous units in diverse businesses, linking a portion of variable pay to business unit results will hold senior unit managers accountable for sustained unit profitability. A manager's participation in a Mid-Term Plan would be complemented, as appropriate, by participation in the Equity Participation Plan. Taken together, these two forms of long-term incentives will provide business unit managers with vested interests in maximizing their unit's longer-term profitability.

     Grant of Equity-based Incentives. The Compensation Committee approved stock option grants to selected corporate and business unit managers, since the
Compensation   Committee  determined  that  it  was  in  the  best  interest  of shareholders to provide significant equity incentives to the new management team. Accordingly, options were granted with an exercise price equal to the closing price of the Class A Common Stock on April 27, 1993, the first full trading day for the Class A Common Stock following the Change in Control. Such options are set forth in the Summary Compensation Table below.

     In addition, the Compensation Committee approved grants of restricted stock to selected executives to provide retention incentives and compensation for forfeited compensation from previous employers or for prior years. Restricted stock awards have restrictions, most of which lapse on December 31, 1996.

     Summary. The Compensation Committee believes the Executive Compensation Program, through the Compensation Committee's administration of the elements of the Program, will ensure the Company's ability to retain, motivate and attract the executive resources required to maximize shareholder returns. The Company's competitive pay philosophy facilitates the employment of talented executives. The emphasis on variable pay and the direct link to both short-and long-term results, as well as financial and stock performance, links this competitive pay to critical measures of Company performance. In combination, all these elements act in the best interests of the Company's shareholders.

                                          The Compensation Committee
                                               Irving M. Felt, Chairman
                                               William L. Pallot
                                               Gerald Tsai, Jr.

INTRODUCTION TO SUMMARY COMPENSATION TABLE

     Just prior to the end of Fiscal 1993, a new chief executive officer as well as other new executive officers of the Company were elected in connection with the Change in Control which was consummated on April 23, 1993. At the same time, the Company's former chief executive officer and all other executive officers of the Company, except Harold D. Kingsmore and Jack Coppersmith, ceased to be executive officers of the Company. Accordingly, during Fiscal 1993 neither the Company's new chief executive officer nor any of its other new executive officers received any material amount of salary from the Company. Therefore, the only information with respect to annual salaries for Fiscal 1993 set forth in the Summary Compensation Table is presented with respect to Messrs. Kingsmore and Coppersmith. The Summary Compensation Table does set forth cash bonuses awarded during Fiscal 1993 to certain of the new executive officers at the time they accepted employment with the Company and in respect of performance during 1993, as well as non-cash awards under the Equity Participation Plan to the Company's new chief executive officer and to four of the other new executive officers of the Company who constituted the Company's four most highly compensated executive officers during Transition 1993. The individuals whose names appear in the Summary Compensation Table are sometimes referred to collectively as the 'Named Officers.' Additional information with respect to the compensation arrangements for the Named Officers is described below under ' -- Employment Arrangements with Executive Officers.'

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM COMPENSATION
                                                                            -------------------------------------------------------
                                                                                       AWARDS             PAYOUTS
                                       ANNUAL COMPENSATION                  ----------------------------  -------
                       ---------------------------------------------------    RESTRICTED    SECURITIES
  NAME AND PRINCIPAL                                       OTHER ANNUAL         STOCK       UNDERLYING      LTIP       ALL OTHER
        POSITION       PERIOD(1) SALARY($)  BONUS($)    COMPENSATION($)(2)  AWARD(S)(#)(6) OPTIONS(#)(6) PAYOUTS($) COMPENSATION($)
- ---------------------- --------- ---------  ---------   ------------------  -------------- ------------- ---------- ---------------
Nelson Peltz(3) ......       TP         1      --            --                 --              75,000      --           --
  Chairman and Chief       1993     --         --            --                 --             600,000      --           --
  Executive Officer of
  Triarc
Peter W. May(3) ......       TP         1      --            --                 --              50,000      --           --
  President and Chief      1993     --         --            --                 --             400,000      --           --
  Operating Officer of
  Triarc
Leon Kalvaria ........       TP   333,336     550,000         520,181(10)        12,500         40,000      --           --
  Vice Chairman of         1993     --        800,000(4)      --                 30,000        150,000      --           --
  Triarc
John C. Carson .......       TP   322,436     250,000         123,626(11)         7,500         30,000      --           --
  President and Chief      1993     --      1,000,000(5)      --                 37,500        120,000      --           --
  Executive Officer of
  Royal Crown Company,
  Inc.
Harold D.                    TP   266,666     450,000        --                 --              10,000      --           --
  Kingsmore ..........     1993   300,000   1,300,000                (7)         50,000         50,000      --           --
  President and Chief      1992   300,000     700,000                (7)        --             --           --            11,903(8)
  Executive Officer of     1991   300,000     750,000                (7)        --             --           --           --
  Graniteville Company
Donald L. Pierce .....       TP   218,750     175,000         346,797(12)         6,250         35,000      --           --
  President and Chief      1993     --        500,000(5)      --                 55,000         65,000      --           --
  Executive Officer of
  Arby's, Inc.
Jack                         TP    61,151      --            --                 --             --           --           --
  Coppersmith(9) .....     1993   236,715     350,000                (7)        --              25,000      --           --
  Executive Vice           1992   241,360     120,000                (7)        --             --           --           --
  President                1991   248,000      --                    (7)        --             --           --           --
   -- Operations of
  SEPSCO

- ------------

 (1) Information set forth opposite the letter 'TP' relates to Transition 1993, while information set forth opposite 1993, 1992 or 1991 relates to Fiscal 1993, Fiscal 1992 or Fiscal 1991, respectively.

 (2) Information in this column is set forth in accordance with the regulations of the Securities and Exchange Commission only for Transition 1993, Fiscal 1993 and Fiscal 1992.

 (3) Did not receive any amount of compensation during Fiscal 1993, except as set forth under 'Long Term Compensation -- Awards.'

 (4) Discretionary bonus awarded April 24, 1993 in respect of services rendered in connection with the Refinancing and Reorganization. See ' -- Employment Arrangements with Executive Officers,' below.

 (5) One-time bonus pursuant to employment agreements entered into effective April 24, 1993. See ' -- Employment Arrangements with Executive Officers,' below.

 (6) All restricted stock awards and stock option grants were made pursuant to the Equity Participation Plan. The restricted stock awards are described under ' -- Employment Arrangements with Executive Officers' below. Based upon the closing price of Class A Common Stock on the New York Stock Exchange, the principal market for Class A Common Stock since November 17, 1993 ('NYSE'), on December 31, 1993 of $25, the number and value of the aggregate restricted stock

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     holdings of the Named Officers are as follows: Mr. Kalvaria -- 42,500 shares with a value of $1,062,500; Mr. Carson -- 45,000 shares with a value of $1,125,000; Mr. Kingsmore -- 50,000 shares with a value of $1,250,000; and Mr. Pierce -- 61,250 shares with a value of $1,531,250. The option grants are described below under ' -- Options Granted In Respect of Fiscal 1993 and Transition 1993.' Prior to adoption of the Equity Participation Plan in April 1993, the Company's executive compensation program did not include grants of restricted stock awards.

 (7) Perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported under the headings of 'Salary' and 'Bonus.'

 (8) Represents distributions under the Graniteville Company Retirement Savings Plan.

 (9) Mr. Coppersmith resigned as an officer and employee effective August 10, 1993.

(10) Includes $519,323 relating to Mr. Kalvaria's relocation to South Florida.

(11) Includes $121,422 relating to Mr. Carson's relocation to South Florida.

(12) Includes $345,289 relating to Mr. Pierce's relocation to South Florida.

EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

     Nelson Peltz and Peter W. May. Since the Change in Control, Nelson Peltz and Peter W. May have been serving the Company as its Chairman and Chief Executive Officer and its President and Chief Operating Officer, respectively, and each of them currently is receiving an annual base salary of $1.00. In addition, Messrs. Peltz and May participate in the incentive compensation and welfare and benefit plans made available to the Company's corporate officers, including the Equity Participation Plan described below. In April 1994, the Compensation Committee approved, subject to approval by the shareholders of appropriate amendments to the Equity Participation Plan, the grant of 'performance stock options' for an aggregate of 3,500,000 shares of Class A Common Stock to Messrs. Peltz and May. The Board of Directors has approved such amendments. These options were granted in lieu of base salary, annual performance bonus and long term compensation for a six-year period commencing April, 1993. They have an exercise price of $20.125 per share and will vest and become exercisable as follows: if the closing price of a share of Class A Common Stock is at least approximately 135% of the exercise price for 20 out of 30 consecutive trading days ending on or prior to March 30, 1999, each such option will vest and become exercisable as to one third of the shares subject to the option; if the closing price of a share of Class A Common Stock is at least approximately 180% of the exercise price for 20 out of 30 consecutive trading days ending on or prior to March 30, 2000, each such option will vest and become exercisable as to one third of the shares subject to the option; and if the closing price of a share of Class A Common Stock is at least approximately 225% of the exercise price for 20 out of 30 consecutive trading days ending on or prior to March 30, 2001, the options will vest and become exercisable as to one third of the shares subject to the option. In addition to early vesting in the event such closing price levels are attained, each such option will also vest and become exercisable after 14 years and 6 months even if Class A Common Stock does not so appreciate. For additional information regarding the terms of such 'performance stock options,' see 'Proposal 3. Approval of Amendments to the Company's Amended and Restated 1993 Equity Participation Plan' below.

     Leon Kalvaria. Since the Change in Control, Leon Kalvaria has been serving the Company as its Vice Chairman and is currently receiving an annual base salary of $500,000. Effective November 1,

1993, Mr. Kalvaria entered into an employment agreement with the Company (the 'Kalvaria Employment Agreement') having an initial term which expires on December 31, 1996 but which automatically extends for successive three year periods on January 1 of each year, commencing January 1, 1995, unless, not later than one year preceding the date of any such extension, either party notifies the other that it does not wish to have the term so extended. The Kalvaria Employment Agreement provides for an annual salary of $500,000. In addition, the Kalvaria Employment Agreement provides that Mr. Kalvaria will be entitled to receive a bonus payment in each full calendar year of the agreement, commencing in 1994, in an amount not less than the amount by which the salary and other cash payments made to him during such year pursuant to any long or short-term management incentive plan is less than $800,000. The Kalvaria Employment Agreement also provides that if Mr. Kalvaria dies during the term of the agreement, his legal representative will be entitled to receive from the Company an amount calculated at an annual rate of $800,000 for the remaining term of the agreement if the Company had been able to procure, at a reasonable rate, term insurance on Mr. Kalvaria's life to pay such obligation, or, if the Company had not been able to procure such insurance, an amount calculated at the annual rate of $800,000 for the three-month period following Mr. Kalvaria's death. The Company has obtained such insurance to fund this obligation for the next seven years at an annual premium of approximately $3,000. The Kalvaria Employment Agreement also provides that if the Company terminates the agreement as a result of Mr. Kalvaria becoming disabled, the Company will continue to pay Mr. Kalvaria at the annual rate of $800,000 for an 18 month period following such termination. Pursuant to the Kalvaria Employment Agreement, if Mr. Kalvaria's employment terminates for any reason other than for cause, the restricted stock awards granted to Mr. Kalvaria in April 1993 and March 1994 will immediately vest and the stock options granted to Mr. Kalvaria in April 1993 and March 1994 will immediately vest in their entirety and remain exercisable for a period of one year following the date of such termination. Such accelerated vesting will not, however, be applicable to certain 'performance stock options' granted to Mr. Kalvaria. For additional information regarding the terms of such 'performance stock options,' see 'Proposal 3. Approval of Amendments to the Company's Amended and Restated 1993 Equity Participation Plan' below.

     The Company and Mr. Kalvaria are parties to an agreement (the 'Relocation Agreement') pursuant to which Mr. Kalvaria relocated to Florida in order to work in the West Palm Beach office. Mr. Kalvaria owns a cooperative apartment (the 'Apartment'), and because relocation companies, including the relocation company retained by the Company, typically do not handle the sale of cooperative apartments, the Relocation Agreement is designed to place Mr. Kalvaria in the same position he would have occupied if he had sold the Apartment through a relocation company at an appraised value of $3.5 million. Accordingly, in addition to providing certain standard relocation benefits, pursuant to the Relocation Agreement, the Company guaranteed a $3 million bank loan (the 'Bank Loan') secured by a first mortgage on Mr. Kalvaria's new Florida residence (the 'Florida Property'), and the Company made loans aggregating $500,000 to Mr. Kalvaria in connection with his purchase of the Florida Property. The Bank Loan bears interest at 6 1/2% per annum, has a 15-year amortization schedule, and matures in 5 years. The Relocation Agreement provides that when Mr. Kalvaria sells the Apartment, the net proceeds will be used to reduce the principal on the Bank Loan to $1 million, at which time the Company's guarantee will be released. Additionally, any excess net proceeds from the sale of the Apartment will be used to reduce the principal of the Company loans. To the extent that the net proceeds of the sale of the Apartment are insufficient to reduce the principal on the Bank Loan to $1 million, the Company will make additional loans to Mr. Kalvaria which will be used to reduce the principal on the Bank Loan to $1 million. The Company loans bear interest at the higher of 6 1/2% per annum or the applicable federal rate for medium term loans with interest payable annually and mature on December 31, 1996.

     John C. Carson. On April 24, 1993, the Company and Royal Crown Company, Inc. ('Royal Crown') entered into an employment agreement with John C. Carson (the 'Carson Employment Agreement') providing for the employment of Mr. Carson as President and Chief Executive Officer of Royal Crown. Mr. Carson's term of full-time employment began on May 10, 1993 and will continue (unless otherwise terminated as provided in the Carson Employment Agreement) until December 31, 1996, subject to automatic renewal for successive two-year periods unless either Royal Crown or Mr. Carson elects, upon 180 days' notice, not to renew.

     Pursuant to the Carson Employment Agreement, Mr. Carson will receive an annual base salary of $500,000. Mr. Carson also will be eligible to receive an annual cash incentive bonus under Royal Crown's proposed Annual Plan (described below), cash compensation under Royal Crown's proposed Mid-Term Plan (described below) and additional compensation under the Equity Participation Plan. For 1994, the sum of Mr. Carson's salary and annual cash incentive bonus will be at least $800,000. Mr. Carson's annual base salary will be reviewed annually for possible increase, but not decrease, by the Board of Directors of Royal Crown.

     Should Royal Crown elect to terminate Mr. Carson's employment without good cause, the Carson Employment Agreement provides that he will receive a special payment of $800,000 in addition to base salary through the end of the month in which the termination occurs and accrued bonuses and compensation under Royal Crown's proposed mid-term cash incentive plan. The Carson Employment Agreement provides that, in the event of a change in control of Royal Crown or any parent of Royal Crown, Mr. Carson would be obligated to continue in employment under the Carson Employment Agreement until the first anniversary of such change in control, after which he would have the right to resign as an officer and employee of Royal Crown and to receive the same payments that he would have been entitled to receive had his employment been terminated by Royal Crown without good cause.

     Harold D. Kingsmore. On April 24, 1993, Graniteville Company ('Graniteville') and Harold D. Kingsmore entered into an employment agreement (the 'Kingsmore Employment Agreement') providing for Mr. Kingsmore's employment as President and Chief Executive Officer of Graniteville. The term of the agreement commenced May 1, 1993 and will continue (unless otherwise terminated as provided in the Kingsmore Employment Agreement) until December 31, 1996, subject to renewal for an additional three years unless either party notifies the other that it does not wish to renew.

     Pursuant to the Kingsmore Employment Agreement, Mr. Kingsmore will receive an annual base salary of $400,000. Mr. Kingsmore also will be eligible to receive an annual cash incentive bonus under Graniteville's proposed Annual Plan (described below), cash compensation under Graniteville's proposed Mid-Term Plan (described below) and additional compensation under the Equity Participation Plan. To compensate for the fact that no distribution will be made under the mid-term plan until completion of the first three year performance cycle, Mr. Kingsmore will receive cash compensation of at least $850,000 with respect to his services during 1994 and 1995, exclusive of any accrual with respect to such years under the mid-term plan. Mr. Kingsmore's annual base salary will be reviewed annually for possible increase, but not decrease, by Graniteville's Board of Directors.

     Donald L. Pierce. On April 24, 1993, Arby's, Inc. ('Arby's') entered into an employment agreement with Donald L. Pierce (the 'Pierce Employment Agreement,' and collectively with the Kalvaria Employment Agreement, the Carson Employment Agreement and the Kingsmore Employment Agreement, the 'Employment Agreements') providing for Mr. Pierce's employment as President and Chief Executive Officer of Arby's. The term of Mr. Pierce's employment commenced in May 1993 and will continue (unless otherwise terminated as provided in the Pierce Employment Agreement) until December 31, 1996, subject to renewal for an additional three years unless either party notifies the other that it does not wish to renew.

     Pursuant to the Pierce Employment Agreement, Mr. Pierce will receive an annual base salary of $350,000. Mr. Pierce also will be eligible to receive an annual cash incentive bonus under Arby's proposed Annual Plan (described below), cash compensation under Arby's proposed Mid-Term Plan (described below) and additional compensation under the Equity Participation Plan. Mr. Pierce's annual base salary will be reviewed annually for possible increase, but not decrease, by Arby's Board of Directors.

     CASH INCENTIVE PLANS

     As indicated above under ' -- Report of the Compensation Committee,' the Company will develop Annual Plans and Mid-Term Plans for executive officers of each of the Company's four principal business units.

     Pursuant to their Employment Agreements, the proposed annual cash incentive plans of Royal Crown, Graniteville and Arby's will enable Messrs. Carson, Kingsmore and Pierce, respectively, to earn up to 75% of their then-current base salaries based on achievement of certain individual and company performance goals to be determined by Mr. Carson and Company representatives, in the case of Royal Crown's plan, Mr. Kingsmore and Company representatives, in the case of Graniteville's plan, and Mr. Pierce and Company representatives, in the case of Arby's plan. Officers and key employees of each of Royal Crown, Graniteville and Arby's will also be eligible to participate in the relevant company's plan, which will be administered by such company's board of directors.

     From time to time, the Compensation Committee may award discretionary bonuses based on performance to certain executive officers. The amounts of such bonuses will be based on the Compensation Committee's evaluation of each such individual's contribution.

     Pursuant to the terms of their Employment Agreements, Messrs. Carson, Kingsmore and Pierce also will be entitled to additional compensation pursuant to a proposed Mid-Term Plan of Royal Crown, Graniteville and Arby's, respectively. Each Mid-Term Plan will be developed jointly by the chief executive officer of the subsidiary and representatives of the Company. Each Mid-Term Plan will be designed to yield to Messrs. Carson, Kingsmore and Pierce a target award in cash at least equal to 75% of the participant's then-current base salary if Royal Crown, Graniteville or Arby's, as the case may be, achieves an agreed-upon profit over a three-year performance cycle. During each plan year, an amount will be accrued based upon the amount by which the relevant company's profit for such year exceeds a minimum return to be determined. A new three-year performance cycle will begin each year, such that after the third year the annual cash amount paid to Messrs. Carson, Kingsmore and Pierce pursuant to the relevant Mid-Term Plan should equal the target award if their respective company's profit goals have been achieved. For Mr. Carson, amounts accrued with respect to 1993 and 1994 will be guaranteed at a minimum of 100% of the annualized target award for the portion of 1993 that Mr. Carson was employed by Royal Crown (i.e., at least $72,917 based on a May 31, 1993 commencement date) and a minimum of 100% of the target award for 1994 (i.e., at least $125,000). For Mr. Pierce, amounts accrued for 1993 will be guaranteed at a minimum of 80% of the annualized target for the portion of 1993 that he was employed by Arby's (i.e., at least $40,833 based on a May 31, 1993 commencement date).

     1993 EQUITY PARTICIPATION PLAN

     The Equity Participation Plan was adopted on April 24, 1993, amended and restated on July 22, 1993, and, as amended and restated, was approved by the Company's shareholders on October 27, 1993. It expires by its terms on April 24, 1998. The plan provides for the grant of options to purchase Class A Common
Stock, tandem SARs and restricted shares of Class A Common Stock. Selected officers and key employees of, and key consultants to, the Company and its subsidiaries are eligible to participate in the plan. The plan is being administered by the Compensation Committee, which will determine from time to time to grant options, SARs and restricted stock.

     On April 24, 1993, each of Messrs. Kalvaria, Carson, Kingsmore and Pierce were granted restricted shares of Class A Common Stock under the Equity Participation Plan (each, a 'Fiscal 1993 RSA'). Each Fiscal 1993 RSA is set forth in the Summary Compensation Table above. In addition, on March 1, 1994, each of Messrs. Kalvaria, Carson and Pierce also received additional restricted shares of Class A Common Stock, which shares were granted in respect of their respective performance during Transition 1993 and to incentivize their future performance (each, a 'Transition 1993 RSA'). Each Transition 1993 RSA is set forth in the Summary Compensation Table above. All of the Fiscal 1993 RSAs granted to Mr. Carson will vest on May 10, 1996, and all of the Fiscal 1993 RSAs granted to Messrs. Kingsmore and Pierce will vest on December 31, 1996. All of the Transition 1993 RSAs granted to Messrs. Carson and Pierce will vest on January 1, 1997. All of the Fiscal 1993 RSAs granted to Mr. Kalvaria will vest on December 31, 1996 and all of the Transition 1993 RSAs granted to him will vest on January 1, 1997; provided, however, if Mr. Kalvaria's employment terminates for any reason other than for cause, his Fiscal 1993 RSAs and Transition 1993 RSAs will vest immediately upon such termination.

     Shareholders are being asked at the Meeting to approve certain amendments to the Equity Participation Plan, see 'Proposal 3. Approval of Amendments to the Company's Amended and Restated 1993 Equity Participation Plan.'

     MISCELLANEOUS

     Messrs. Carson, Kingsmore, Pierce and Kalvaria are entitled pursuant to their respective Employment Agreements to participate in other long-term compensation and life insurance, disability and medical plans made generally available to senior officers of Royal Crown, Graniteville, Arby's and the Company, respectively. Messrs. Carson, Kingsmore and Pierce also will be provided the use of a car and other customary benefits during the terms of their respective agreements. Pursuant to the Company's standard employment-related relocation policy, which is applicable to each of the Named Officers and other senior officers of the Company, an officer's compensation will be increased to the extent necessary to cause all employment-related relocation expenses to be fully reimbursed on an 'after-tax' basis.

     Mr. Coppersmith resigned as an officer and employee of SEPSCO effective August 10, 1993 and entered into a consulting agreement with SEPSCO pursuant to which he will render consulting services on a part-time basis for a fee of $30,000 per month until May 1, 1995. At the end of the consulting period, Mr. Coppersmith may receive a discretionary bonus based upon the value of the services rendered by him.

     OPTIONS GRANTED IN RESPECT OF FISCAL 1993 AND TRANSITION 1993

     The following table sets forth certain information with respect to options to purchase shares of Class A Common Stock granted to the Named Officers in respect of Fiscal 1993 and Transition 1993 performance and to incentivize future performance. No tandem or freestanding SARs were granted to any of the Named Officers, and no stock options were exercised by any Named Officer during Fiscal 1993 or Transition 1993. As noted in such table, certain of such options were granted on March 1, 1994, subsequent to the end of Transition 1993, but in respect of Transition 1993 performance.

                                                INDIVIDUAL GRANTS
- -----------------------------------------------------------------------------------------------------------------    GRANT DATE
                                                                         % OF TOTAL                                    VALUE
                                                 NUMBER OF           OPTIONS GRANTED TO                              ----------
                                                 SECURITIES             EMPLOYEES IN       EXERCISE                  GRANT DATE
                                                 UNDERLYING              RESPECT OF        OR BASE                    PRESENT
                                                  OPTIONS             FISCAL 1993 AND       PRICE      EXPIRATION      VALUE
                     NAME                        GRANTED(#)           TRANSITION 1993       ($/SH)        DATE         ($)(1)
- ----------------------------------------------   ----------          ------------------    --------    ----------    ----------
Nelson Peltz..................................     600,000(2)(4)              27%            18.00       4/24/03     6,145,200
                                                    75,000(3)(4)                             21.00        3/1/04       896,175
Peter W. May..................................     400,000(2)(4)              18%            18.00       4/24/03     4,096,800
                                                    50,000(3)(4)                             21.00        3/1/04       597,450
Leon Kalvaria.................................     150,000(2)(4)               8%            18.00       4/24/03     1,536,300
                                                    40,000(3)(4)                             21.00        3/1/04       477,960
John C. Carson................................     120,000(2)(5)               6%            18.00       4/24/03     1,157,760
                                                    30,000(3)(5)                             21.00        3/1/04       337,680
Harold D. Kingsmore...........................      50,000(2)(5)               2%            18.00       4/24/03       482,400
                                                    10,000(3)(5)                             21.00        3/1/04       112,560
Donald L. Pierce..............................      65,000(2)(5)               4%            18.00       4/24/03       627,120
                                                    35,000(3)(5)                             21.00        3/1/04       393,960
Jack Coppersmith(6)...........................      25,000(2)                  1%            18.00       4/24/03       241,200

- ------------

(1) These values were calculated using a Black-Scholes option pricing model. The actual value, if any, that an executive may realize will depend on the excess, if any, of the stock price over the exercise price on the date the options are exercised, and no assurance exists that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The following assumptions were used in the calculations:
    (a) assumed option term of 7.5 years;
    (b) stock price volatility factor of 0.4758;
    (c) 6.5% annual discount rate;
    (d) no dividend payment; and
    (e) 3% discount to Black-Scholes ratio for each year an option remains unvested.

(2) These options were granted on April 24, 1993 and have an exercise price equal to the closing price of Class A Common Stock on the American Stock Exchange, the principal market for Class A Common Stock until November 17, 1993 (the 'ASE'), on April 27, 1993, the first day of trading after the options were granted.

(3) These options were granted on March 1, 1994 in respect of performance during Transition 1993 and have an exercise price equal to the closing price of Class A Common Stock on the NYSE on March 1, 1994.

(4) One-third of the options granted will vest on each of the first, second and third anniversaries of the date of grant and the options will be exercisable at any time between the date of vesting and the

                                              (footnotes continued on next page)

(footnotes continued from previous page) tenth anniversary of the date of grant. Pursuant to the Kalvaria Employment Agreement, if Mr. Kalvaria's employment terminates for any reason other than for cause, the stock option awards granted to Mr. Kalvaria will immediately vest in their entirety and remain exercisable for a period of one year following the date of such termination.

(5) One-third of the options granted will vest on each of the third, fourth and fifth anniversaries of the date of grant and the options will be exercisable at any time between the date of vesting and the tenth anniversary of the date of grant.

(6) Mr. Coppersmith resigned as an officer and employee effective August 10, 1993 and as a result, he has forfeited his options.

     OPTION VALUES AT END OF FISCAL 1993 AND TRANSITION 1993

     The following table sets forth certain information concerning the value at the end of Fiscal 1993 and Transition 1993 of unexercised in-the-money options to purchase shares of Class A Common Stock granted to the Named Officers outstanding as of the end of Fiscal 1993 and Transition 1993. This table does not include the options to purchase shares of Class A Common Stock which were granted on March 1, 1994 because such options had not been granted until subsequent to the end of Transition 1993 and therefore were not outstanding as of the end of Fiscal 1993 or Transition 1993.

                                                                                    NUMBER OF
                                                                                   SECURITIES        VALUE OF         VALUE OF
                                                                                   UNDERLYING       UNEXERCISED      UNEXERCISED
                                                                                   UNEXERCISED     IN-THE-MONEY     IN-THE-MONEY
                                                                                     OPTIONS          OPTIONS          OPTIONS
                                                                                    AT FISCAL        AT FISCAL      AT TRANSITION
                                                      SHARES                          1993             1993           1993 END
                                                     ACQUIRED                       END(#)(1)        END($)(2)         ($)(3)
                                                        ON            VALUE       EXERCISABLE/     EXERCISABLE/     EXERCISABLE/
                      NAME                          EXERCISE(#)    REALIZED($)    UNEXERCISABLE    UNEXERCISABLE    UNEXERCISABLE
- -------------------------------------------------   -----------    -----------    -------------    -------------    -------------
Nelson Peltz.....................................     -0-            -0-           -0-/600,000      -0-/525,000     -0-/4,200,000
Peter W. May.....................................     -0-            -0-           -0-/400,000      -0-/350,000     -0-/2,800,000
Leon Kalvaria....................................     -0-            -0-           -0-/150,000      -0-/131,250     -0-/1,050,000
John C. Carson...................................     -0-            -0-           -0-/120,000      -0-/105,000      -0-/ 840,000
Harold D. Kingsmore..............................     -0-            -0-           -0-/ 50,000      -0-/ 43,750      -0-/ 350,000
Donald L. Pierce.................................     -0-            -0-           -0-/ 65,000      -0-/ 56,875      -0-/ 455,000

- ------------

(1) At the end of Transition 1993, there was no change in the number of securities underlying unexercised Options granted to the Named Officers or in the number of such Options that were exercisable at such time.

(2) On April 30, 1993, the last day of Fiscal 1993, the closing price of Class A Common Stock on the ASE was $18 7/8.

(3) On December 31, 1993, the last day of Transition 1993, the closing price of Class A Common Stock on the NYSE was $25.00.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Martin Rosen, who served as a member of the Compensation Committee from April 24, 1993 until October 1993, is a member of the law firm of Rosen & Reade. During Fiscal 1993 and Transition

1993, the Company paid Rosen & Reade approximately $1,744,000 and approximately $1,127,000, respectively, on account of legal services rendered to the Company. As discussed above, Mr. Rosen will not stand for reelection but will continue to serve as a director of the Company until the Meeting.

STOCK PRICE PERFORMANCE GRAPH

                             TRIARC COMPANIES, INC.
                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN:
               TRIARC VS. S&P 500 & S&P DIVERSIFIED MANUFACTURING

                          TOTAL RETURN TO SHAREHOLDERS
                              REINVESTED DIVIDENDS

                              [PERFORMANCE GRAPH]

                          BASE
                          PERIOD           RETURN     RETURN     RETURN     RETURN    RETURN
                           1988             1989       1990       1991       1992      1993
                          ------           ------     ------     ------     ------    ------
TRIARC .................  100               170        45          45         205      355
S&P 500.................  100               130       125         162         175      190
MANU-DIVERSIFIED INDLS..  100               110       105         130         140      170

Companies in indices weighted by market capitalization; indexed to 100 at 4/30/88. All dividends, if any, reinvested over period.

                              CERTAIN TRANSACTIONS

TRANSACTIONS IN CONNECTION WITH THE CHANGE IN CONTROL

     The   Company  and  its  subsidiaries  completed  certain  transactions  in connection with the Change in Control, including transactions involving certain of the Posner Entities. Such transactions included:

          (a) The exchange by the Posner Entities and the Company of 5,982,866 shares of the Company's common stock for an equal number of shares of the Company's Redeemable Convertible Preferred Stock;

          (b) The resignation of Victor Posner and his son, Steven Posner, as officers and employees of the Company and all of its subsidiaries and the entering into a five year consulting agreement with Steven Posner (not requiring the provision of any substantial services) which provided for an initial payment of $1,000,000 on April 23, 1993 and an annual consulting fee of $1,000,000 thereafter;

          (c) The entering into of a modification of the lease with respect to the corporate headquarters of the Company and certain subsidiaries described below under ' -- Certain Transactions with Former Management and Former Affiliates'; and

          (d) The purchase of certain minority interests in CFC Holdings Corp. ('CFC Holdings'), SEPSCO and Wilson from the Posner Entities described below (the 'Minority Share Acquisitions').

     In connection with the Change in Control, the Company acquired from the Posner Entities shares of certain subsidiaries for an aggregate purchase price of $17.2 million. After giving effect to the offsets of certain amounts owed to the Company, the Posner Entities received net proceeds from such transactions aggregating approximately $9.7 million. The prices paid for such minority interests were determined by negotiations among the Company, DWG Acquisition and the sellers in the context of the Change in Control, and no separate determination was made that the respective purchase prices represented the fair value of the shares purchased.

     In accordance with certain agreements (the 'CFC Holdings Agreements') between the Company and certain holders of shares of common stock (the 'Holdings Common Stock') of CFC Holdings, the indirect parent of Royal Crown and Arby's, which agreements are described in the following two paragraphs, the Company purchased on April 23, 1993 an additional 4.5% of the shares of Holdings Common Stock.



     Pursuant to the CFC Holdings Agreements, the Company purchased from NVF Company ('NVF') on April 23, 1993 141,000 shares of Holdings Common Stock representing 1.4% of the then issued and outstanding capital stock of CFC Holdings for $3.6 million. At December 31, 1992, the aggregate net book value of the 141,000 shares of Holdings Common Stock being sold by NVF was approximately $212,000. The Company made payment of the purchase price to NVF first by offset against amounts (aggregating approximately $2.5 million) owed to the Company and subsidiaries by NVF on account of the cost sharing arrangements described under ' -- Certain Transactions with Former Management and Former Affiliates' (the 'Former Cost Sharing Arrangements') and $1.1 million was paid by the Company to NVF in cash. At April 23, 1993, Posner Entities beneficially owned approximately 38.2% of the outstanding voting securities of NVF (approximately 36.4% of NVF's common stock actually outstanding on such date), and NVF may be deemed to be controlled by Victor Posner. In August 1993, NVF became a debtor in a case filed by its creditors under Chapter 11 of the Federal Bankruptcy Code. For information concerning claims made against the Company by NVF's bankruptcy counsel and reserves taken by the Company in respect of contingent liabilities relating to such NVF bankruptcy proceeding (the 'NVF Proceeding'), see 'Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations' in the Company's Transition Report on Form 10-K for the period from May 1, 1993 to December 31, 1993, which is incorporated by reference herein. In addition, in April, 1994, the Official Committee of Unsecured Creditors of NVF (the 'NVF Committee') filed a motion in the NVF Proceeding seeking the court's authorization to commence an adversary proceeding against the Company and certain of its subsidiaries for (a) aiding and abetting breach of fiduciary duty and the duty of care, (b) equitable subordination of claims which the Company may have against NVF, and (c) recovery of certain allegedly fraudulently transfers and conveyances allegedly made by NVF to the Company. The bankruptcy court has not yet ruled with respect to the NVF Committee's motion. The Company intends to vigorously contest such claims. Because NVF Committee's notion was filed on April 23, 1994, the Company has not had an opportunity to fully investigate the matters contained therein. However, based upon information currently available to the Company, the Company's management does not believe that the outcome of the NVF Proceeding will have a material adverse effect on the Company's consolidated financial position or results of operations.


     Pursuant to the CFC Holdings Agreements, the Company purchased from Insurance Risk Management, Inc. ('IRM') on April 23, 1993, 324,300 shares of Holdings Common Stock, representing 3.1% of the then issued and outstanding capital stock of CFC Holdings, for an aggregate of $8.4 million. At December 31, 1992, the aggregate net book value of the 324,300 shares of Holdings Common Stock being sold by IRM was approximately $488,000. The Company made payment of the purchase price to IRM first, by offset of the $2.1 million owed to the Company by IRM on account of the stock repurchase described below, second, by offset against amounts owed to the Company and subsidiaries by IRM on account of the Former Cost Sharing Arrangements described under ' -- Certain Transactions with Former Management and Former Affiliates' (aggregating approximately $1.7 million), third, by offset against amounts owed by IRM to Chesapeake Insurance Company Limited, a direct wholly-owned subsidiary of CFC Holdings ('Chesapeake Insurance'), (representing insurance premiums payable, aggregating approximately $1.2 million) and fourth, by the payment by the Company to IRM in cash of the remaining $3.4 million. At April 23, 1993, 25% of the stock of IRM was owned by the Company, 40% was owned by NVF and 35% was owned by Salem Corporation ('Salem'), which at that time was, in turn, 49% owned by Victor Posner and which at that time might have been deemed to be controlled by Victor Posner. Since each of NVF and Salem may be deemed to be controlled by Victor Posner, IRM may, in turn, be deemed to be controlled by Victor Posner.

     IRM also purchased from the Company on April 23, 1993 the 250 shares of IRM's common stock owned by the Company for $2.1 million. At December 31, 1992, the aggregate net book value of the shares of IRM being sold by the Company was approximately $1.2 million, after giving pro forma effect to the proposed sale by IRM of the shares of the Holdings Common Stock described above. The payment for such purchase of shares of IRM owned by the Company was made by offset against amounts owed by the Company and subsidiaries under the agreement for the sale of the Holdings Common Stock, as described above.

     In addition, on April 23, 1993, the Company purchased from Posner Entities, 721,931 shares of SEPSCO common stock, representing 6.2% of the then issued and outstanding voting securities of SEPSCO, at a purchase price of approximately $6.93 per share or an aggregate of $5 million. Such price approximated the market price for such stock on the date that a letter of intent was entered into with respect to the Change in Control ($6.875 on September 1, 1992). At April 23, 1993, the closing sale price for SEPSCO's common stock on the Pacific Stock Exchange ('PSE') was $15.50, and the aggregate market value of the 721,931 shares of SEPSCO common stock being purchased by the Company was approximately $11.2 million. The Company also purchased from Posner Entities 161,800 shares of common stock of Wilson, representing approximately 4.9% of the issued and outstanding voting securities of Wilson, at a purchase price of approximately $1.24 per share or an aggregate of $200,000. Such price approximated the net book value for such stock on the date that a letter of intent was entered into with respect to the Change in Control ($1.21 as of June 30, 1992). At April 23, 1993, the closing sale price for Wilson's common stock on the PSE was $.5625 and the aggregate market value of the 161,800 shares of Wilson common stock being purchased by the Company was approximately $91,000. The payment for the purchases of SEPSCO and Wilson stock, described above, was made by the Company in cash.

TRANSACTIONS WITH FORMER MANAGEMENT AND FORMER AFFILIATES

     During Fiscal 1993, the Company and its subsidiaries engaged in transactions with certain corporations which at that time might have been deemed to be controlled by Victor Posner and to have been affiliates of the Company and its subsidiaries until the Change in Control. Such former affiliates (the 'Former Affiliates') were NVF, NVF's 68% owned subsidiary, APL Corporation ('APL'), IRM, Salem and until its filing for protection under Chapter 7 of the Federal Bankruptcy Court in February 1992, Pennsylvania Engineering Corporation ('PEC').

     (1) Pursuant to a management services agreement (the 'Former Management Services Agreement') and the Former Cost Sharing Arrangements, in Fiscal 1993, the Company provided to its subsidiaries and the Former Affiliates certain management services, including legal, accounting, internal auditing, insurance, financial and other management services. Under the Former Management Services Agreement, the Company charged the Former Affiliates $6,640,000 (including interest on past due balances) for such services in Fiscal 1993, excluding the charges described in paragraph (2) below. Certain Former Affiliates were unable to pay approximately $5,096,000 of the amounts charged to them during such period, and such amounts were reserved and reallocated among the Company and its subsidiaries and other participants under the Former Management Services Agreement, of which approximately $4,991,000 was borne by the Company and its subsidiaries, and the remaining $105,000 was borne by the other participants.

     The agreements entered into in connection with the Change in Control provide for the termination of providing management services and space pursuant to the Former Cost Sharing Arrangements to the Former Affiliates within six months after the closing of the Change in Control as well as for the reimbursement for any space or services provided to the Former Affiliates during the period between the date of the closing of the Change in Control and the date of such termination at commercially reasonable rates no less than the rates the Company would charge an unaffiliated third party. Pursuant to these arrangements, the Company provided certain limited services to the Former Affiliates through October 23, 1993, and discontinued such services thereafter. Charges to the Former Affiliates for such services, including certain reinsurance and equipment lease billings, aggregated approximately $166,000 during Transition 1993.

     (2) Until January 31, 1994, the Company leased approximately 297,000 square feet at 6917 Collins Avenue, Miami Beach, Florida (the 'Leased Space') from Victor Posner Trust No. 6, a trust created for the benefit of Victor Posner and his children (the 'Landlord'), pursuant to a master commercial lease agreement dated as of April 1, 1983 (the 'Lease'). In Fiscal 1993, the Leased Space, which constituted approximately 98% of the space in such building, was used primarily for the corporate offices of the

Company, certain of its subsidiaries and certain of the Former Affiliates. Also included in the Leased Space were apartments which were used from time to time on an 'as needed' basis by the Company, its subsidiaries, and the Former Affiliates for accommodations for persons visiting such corporate offices. In Fiscal 1993, $5,790,000 of the cost of the Leased Space was borne by the Company and its subsidiaries, and $826,000 was charged to the Former Affiliates. Approximately $436,000 of the amounts charged to certain of the Former Affiliates during Fiscal 1993 which such Former Affiliates were unable to pay were reserved and reallocated among the Company and its subsidiaries and the other participants under the Former Management Services Agreement, of which approximately $380,000 was borne by the Company and its subsidiaries.

     In connection with the Change in Control, the Landlord and the Company entered into a Lease Modification and Extension Agreement (the 'Lease Modification'). The Lease Modification provided, among other things, for an extension of the lease for a period of four years commencing on April 1, 1993 and ending on March 31, 1997 and for a reduction in the annual amount of base rent retroactive to October 1, 1992 to the lesser of $14.00 per rentable square foot or an aggregate of $4 million per annum. In addition, the Lease
Modification provided for a reduction in the amount charged for inside and outside parking associated with the building, the elimination of any charges or fees on account of furniture and fixtures used in the apartments described above and the elimination of any obligation to restore the premises at the end of the term of the extended Lease. The Lease Modification also provided that the Landlord may, on nine months' notice to the Company, terminate the Lease, and that the Company may, on six months' notice to the Landlord, terminate the lease upon payment to the Landlord of a single payment (the 'Early Termination Payment') equal to all of the base rent which would otherwise be payable for the balance of the extended term, without discount, plus additional rent due through the date of such early termination, less any amounts then owed by Landlord to the Company, and, that thereafter the Company and subsidiaries shall be released from any further obligations under the Lease Modification. Pursuant to the Lease Modification, all outstanding rent obligations for the Leased Space, aggregating approximately $20,638,000, were settled on April 23, 1993 for $11,738,000, resulting in a rent reduction credit of approximately $8,900,000. Aggregate rent payments of approximately $2.9 million were made by the Company in respect of the Leased Space during Transition 1993. In July 1993, the Company gave notice of termination of the Lease effective January 31, 1994. Because Landlord and Triarc have not been able to agree upon the precise amount of the Early
Termination Payment, the parties have agreed to extend the time for payment of the Early Termination Payment to May 16, 1994. In connection with such extension, the parties agreed that the amount to be paid in respect of the Early Termination Payment will bear interest from February 1, 1994 until paid at the prime or base reference rate of Citibank. In July 1993, the Company recorded a charge of approximately $13,000,000 to provide for the remaining payments on the Lease subsequent to its cancellation.

     (3) In Fiscal 1993, NPC Leasing Corp. ('NPC Leasing'), an indirect wholly-owned subsidiary of the Company, leased vehicles and other equipment to the Former Affiliates under long-term lease obligations which are accounted for as direct financing leases. Lease billings by NPC Leasing to the Former Affiliates during Fiscal 1993 were approximately $144,000. Since May 1, 1993, NPC Leasing has not been providing any services to, nor are any material credits due to NPC Leasing from, any Former Affiliate.

     (4) Until October 1, 1993, Chesapeake Insurance provided certain insurance coverage and the reinsurance of certain risks primarily for the Company and its subsidiaries and the Former Affiliates. During Fiscal 1993, net premiums attributable to such insurance coverage and reinsurance for the

Former Affiliates approximated $2,875,000. Chesapeake Insurance no longer insures or reinsures any risks for any periods commencing on or after October 1, 1993.

     (5) During Fiscal 1993, the Company and its subsidiaries secured the major portion of their property and liability insurance coverage through IRM, an insurance agency which acted as agent or broker and provided claims processing services. Commissions and payments for such services to IRM by the Company and subsidiaries amounted to approximately $1,591,000 for Fiscal 1993. Such services from IRM were discontinued subsequent to April 1993.

     (6) In connection with the Former Cost Sharing Arrangements, advances, insurance premiums, equipment leases and accrued interest, the Company had receivables due from APL, a Former Affiliate, aggregating $38,120,000 as of April 20, 1992, against which a valuation allowance of $34,713,000 was recorded. APL has experienced recurring losses and other financial difficulties in recent years and in July 1993 APL became a debtor in a proceeding under Chapter 11 of the Bankruptcy Code (the 'APL Proceedings'). Accordingly, during Fiscal 1993, the Company and its subsidiaries provided an additional $9,863,000 for the unreserved portion of the receivable at April 30, 1992 and additional net billings in 1993. In February 1994, the Official Committee of Unsecured Creditors of APL Corporation (the 'APL Committee') filed a complaint (the 'APL Complaint') against certain Posner Entities, the Company and certain companies formerly or presently affiliated with Mr. Posner or with the Company, alleging causes of action arising from various transactions allegedly caused by the named Posner Entities in breach of their fiduciary duties to APL and resulting in corporate waste, fraudulent transfers and preferences. In the APL Complaint, the APL Committee asserts claims against the Company for (a) aiding and abetting breach of fiduciary duty, (b) equitable subordination of claims which the Company may have against APL, (c) declaratory relief as to whether APL has any liability to the Company, and (d) recovery of fraudulent transfers allegedly made by APL to the Company prior to commencement of the APL Proceeding. The APL Complaint seeks an undetermined amount of damages from the Company, as well as the other relief identified in the preceding sentence. Based upon the results of the Company's investigation of these matters to date, the Company's management does not believe that the outcome of the APL Proceeding will have a material adverse effect on the financial condition or results of operations of the Company or its subsidiaries.

     (7) The Company and its subsidiaries had secured receivables from PEC, a Former Affiliate, aggregating $6,664,000 as of April 30, 1992 against which a $3,664,000 valuation allowance was recorded. PEC had also filed for protection under the bankruptcy code in February 1992, and accordingly, during Fiscal 1993, the Company and its subsidiaries provided an additional $3,000,000 valuation allowance to provide for the unreserved portion of the receivable and to take into account the Company's significant doubts as to the net realizability of the underlying collateral.

     In addition, during Transition 1993, the Company sold a yacht and certain other assets having a net book value of approximately $400,000 to an entity owned by Victor Posner for cash sales prices aggregating approximately $310,000.

CERTAIN OTHER TRANSACTIONS

     The Company subleases from an affiliate of Messrs. Peltz and May approximately 26,800 square feet of furnished office space in New York, New York owned by an unaffiliated third party. In addition, until October 26, 1993, the Company also subleased from another affiliate of Messrs. Peltz and May approximately 32,000 square feet of office space in West Palm Beach, Florida owned by an unaffiliated third party. Subsequent to October 26, 1993, the Company assumed the lease for approximately 17,000 square feet of office space in West Palm Beach. The aggregate amount paid by the Company with respect to such subleases was approximately $1.8 million during Transition 1993, which is less than the aggregate amount such affiliates paid to the unaffiliated third party owners. Messrs. Peltz and May have guaranteed to the unaffiliated landlords payment of rent for the New York and the West Palm Beach office space.

     Pursuant to an agreement dated as of October 1, 1992 entered into in connection with the Change in Control, the Company agreed to reimburse DWG Acquisition for certain of the reasonable, out-of-pocket expenses incurred by DWG Acquisition in connection with services rendered by it to the Company without charge relating to the refinancing and restructuring of the Company and subsidiaries and other transactions beneficial to the Company and its subsidiaries. Pursuant to such agreement, the Company reimbursed DWG Acquisition for $229,000 in expenses, which amount related principally to travel, reproduction and delivery expense.

     Triangle Aircraft Service Corporation ('TASCO'), a company owned by Messrs. Peltz and May, owns three aircraft. From August 1992 until September 30, 1993, TASCO operated such aircraft and made them available for use by the Company and its subsidiaries for a fee (the 'TASCO Fee'), and the Company and its subsidiaries made extensive use of these aircraft. The TASCO Fee was an amount equal to TASCO's direct out-of-pocket expenses, excluding fuel, oil and lubricants, plus two times the cost of fuel, oil and lubricants. The TASCO Fee was in accordance with Federal Aviation Administration regulations applicable to non-charter carriers. During Fiscal 1993 and the five month period commencing on May 1, 1993 and ending on September 30, 1993, the Company and its subsidiaries were charged $754,000 and $681,000, respectively, in respect of such TASCO Fees. On October 1, 1993, the Company and TASCO entered into an agreement pursuant to which the Company is leasing TASCO's three aircraft on a 'dry lease' basis (i.e., the Company pays an aggregate annual rent of $2,200,000 to TASCO and pays the operating expenses of the aircraft directly to unaffiliated third parties). During the three month period commencing on October 1, 1993 and ending on December 31, 1993, the Company and its subsidiaries paid $550,000 to TASCO pursuant to this agreement.

     Until February, 1994, an affiliate of Messrs. Peltz and May leased an apartment in New York City. Commencing June 1, 1993, such apartment was used by executives of the Company and in connection therewith, the Company reimbursed such affiliate approximately $189,000 of rent for the apartment for the seven months ended December 31, 1993.

     The Company and SEPSCO have agreed in principle to the sale by SEPSCO to the Company of the stock of the SEPSCO subsidiaries that hold SEPSCO's natural gas and oil working and royalty interests. The sale of SEPSCO's natural gas and oil interest will be for a net cash purchase price of $8.5 million, which the Company and SEPSCO believe is equal to their estimated fair value and which is approximately $4.5 million higher than their net book value. Immediately following the consummation of the SEPSCO Merger (described below), the Company and SEPSCO began this sale process. This transaction was approved by both the Board of Directors of the Company and the Board of Directors of SEPSCO, with both David E. Schwab II and Sir Ian MacGregor, the only members of the Board of Directors of SEPSCO who are not also members of the Board of Directors of the Company, voting to approve the transaction.

     During Fiscal 1993 and Transition 1993, the Company and its subsidiaries paid Rosen & Reade, a law firm, approximately $1,744,000 and approximately $1,127,000, respectively, on account of legal services rendered to the Company and its subsidiaries. Martin Rosen, a director of the Company, a partner of such firm.

     For  certain  transactions involving  Mr. Kalvaria,  see  '   -- Employment
Arrangements with Executive Officers -- Leon Kalvaria' above.

     During Transition 1993, the Company entered into a SEPSCO Merger Agreement (defined below) for the acquisition of the outstanding shares of SEPSCO that it did not already own. The SEPSCO Merger Agreement was intended to satisfy the Company's obligations under the SEPSCO Settlement described below. See 'Certain Legal Proceedings.' The SEPSCO Merger Agreement was approved by the stockholders of SEPSCO at a special meeting of its stockholders held on April 14, 1994.

CERTAIN LEGAL PROCEEDINGS

     On April 14, 1994, a wholly owned subsidiary of the Company was merged into SEPSCO and, as a result, SEPSCO became a wholly owned subsidiary of the Company. In this merger, holders of outstanding shares of SEPSCO common stock, other than the Company and its subsidiaries, received 0.8 of a share of Class A Common Stock for each of their shares of SEPSCO common stock. This merger was structured to satisfy the Company's obligations under the terms of a stipulation of settlement relating to the settlement of a proported derivative action brought by William A. Ehrman, a SEPSCO stockholder, on behalf of SEPSCO against the Company, certain of its affiliates and certain individuals.

                                  PROPOSAL 2.
                          REINCORPORATION IN DELAWARE

     The Board of Directors has unanimously approved and recommends that the shareholders consider and approve the reincorporation of the Company in Delaware by means of a merger of the Company into a wholly-owned subsidiary of the Company (the 'Merger'). Management and the Board of Directors believe the best interests of the Company and its shareholders will be served by changing the Company's place of incorporation from Ohio to Delaware by merging Triarc Companies, Inc. (hereinafter referred to in this section as the 'Ohio Corporation') into a newly-formed Delaware corporation, Triarc Merger Corporation (hereinafter referred to in this section as the 'Delaware Corporation'). The Delaware Corporation would be the surviving entity in the Merger and, as a result of the Merger, would change its name to Triarc Companies, Inc. In the following discussion of the proposed reincorporation, the term the 'Company' includes either or both the Ohio Corporation and the Delaware Corporation.

     The Merger will not involve any change in the business, properties or management of the Ohio Corporation. The Company will establish an office in Delaware at 1209 Orange Street, Wilmington, Delaware. However, the Company's corporate headquarters will not change, and there will not be any movement of personnel, including management, to Delaware. The officers and directors of the Ohio Corporation holding office immediately prior to the Merger being effective will continue to serve as the officers and directors of the Delaware Corporation. The agreement and plan of merger (the 'Merger Agreement'), which sets forth the terms and conditions on which the Ohio Corporation will be merged into the Delaware Corporation, provides that the Merger may be abandoned by action of a majority of the respective Boards of Directors of the Ohio Corporation and the Delaware Corporation at any time prior to the effective time of the Merger.

     The Merger will become effective, if approved by the shareholders at the Meeting, upon the filing of Certificates of Merger, as provided by Delaware and Ohio law, which is expected to be accomplished on or after 10 days following the Meeting, assuming that the Merger is approved at the Meeting and that dissenters' rights in respect of not more than 1% of the outstanding shares of the Company are validly exercised. If dissenters' rights are validly exercised in respect of shares representing more than 1% of the outstanding shares, the Boards of Directors of the Ohio Corporation and the Delaware

Corporation reserve their respective rights to elect to abandon (but are not required to abandon) the Merger, as provided in the Merger Agreement. At the time the Merger is effective, each share of the Class A Common Stock then issued (including shares held in the treasury) will be automatically converted into and exchanged for one share of Class A Common Stock, par value $.10 per share (the 'Delaware Class A Common Stock'), of the Delaware Corporation and each share of the Redeemable Convertible Preferred Stock then issued will be automatically converted into and exchanged for one share of non-voting, cumulative convertible redeemable preferred stock, par value $.10 per share (the 'Delaware Redeemable Convertible Preferred Stock'), of the Delaware Corporation.

     A copy of the Merger Agreement is attached hereto as Exhibit A, a copy of the Certificate of Incorporation of the Delaware Corporation (the 'Delaware Certificate') is attached hereto as Exhibit B and a copy of the By-Laws of the Delaware Corporation (the 'Delaware By-Laws') is annexed hereto as Exhibit C. ANY DESCRIPTION IN THIS PROXY STATEMENT OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE OR THE DELAWARE BY-LAWS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBITS A, B, AND C, RESPECTIVELY.

     The Board of Directors believes that reincorporation in Delaware is beneficial, even though the shareholders in some instances will have fewer rights and less protection under the Delaware General Corporation Law (the 'Delaware Corporation Law') than under the Ohio General Corporation Law and Chapters 1704 and 1707 of the Ohio Revised Code (collectively, the 'Ohio Corporation Law'), because Delaware's laws are comprehensive and flexible and its judiciary has considerable expertise in dealing with corporate legal issues. In addition, as a result of the Merger, the authorized capitalization of the Company, which is currently 100 million shares of capital stock, will be increased to 150 million shares of capital stock, an increase of 50 million shares, which the Board of Directors believes is also desirable because the additional capital stock would be available for issuances for a variety of proper corporate purposes without additional delays involved in approving amendments to the Delaware Certificate. See 'Increase of Authorized Shares of Capital Stock,' below.

EXPENSES

     The estimated expenses previously incurred and expected to be incurred in connection with the Merger are as follows:

DESCRIPTION                                                                AMOUNT
- ----------------------------------------------------------------------   ----------
Filing Fees...........................................................   $      125
Legal Fees............................................................      250,000
Printing Fees.........................................................       75,000
Solicitation Fees.....................................................        8,000
Miscellaneous.........................................................        1,875
                                                                         ----------
          Total.......................................................   $  335,000
                                                                         ----------
                                                                         ----------


     Most of these expenses will be incurred whether or not the Merger is approved by the shareholders. These expenses are being paid from the Company's general operating funds.

DISSENTERS' RIGHTS

     In the opinion of Ohio counsel to the Company, Baker & Hostetler, Cleveland, Ohio, holders of Class A Common Stock and holders of Redeemable Convertible Preferred Stock will have dissenters' rights in connection with the Merger. These rights are summarized below.

     Section 1701.84 of the Ohio Revised Code provides that any holder of Class A Common Stock or Redeemable Convertible Preferred Stock (a 'shareholder') who so desires is entitled to relief as a dissenting shareholder ('Dissenting Shareholder') and as such may exercise dissenters' rights with respect to the Merger. The following is a summary of the principal steps a shareholder must take to perfect dissenters' rights under Sections 1701.84 and 1701.85 of the Ohio Revised Code. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 1701.84 and 1701.85 OF THE CODE, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT D. ANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF DISSENTERS' RIGHTS IS URGED TO REVIEW CAREFULLY SUCH PROVISIONS AND TO CONSULT LEGAL COUNSEL, SINCE DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS UNDER SECTIONS 1701.84 and 1701.85 OF THE OHIO REVISED CODE ARE NOT FULLY AND PRECISELY SATISFIED. To perfect dissenters' rights with respect to any shares of Class A Common Stock or Redeemable Convertible Preferred Stock (the 'Dissenting Shares'), a Dissenting Shareholder must satisfy each of the following conditions:

     1. No Vote in Favor of the Merger. Shares of Class A Common Stock held by the Dissenting Shareholder must not be voted at the Meeting in favor of the Merger. This requirement will be satisfied if (a) a proxy is signed and returned with instructions to vote against the Merger or to abstain from such vote, (b) no proxy is returned and no vote is cast at the Meeting in favor of the Merger, or (c) the Dissenting Shareholder revokes a proxy and thereafter abstains from voting with respect to the Merger or votes against the Merger at the Meeting. A vote in favor of the Merger at the Meeting constitutes a waiver of dissenters' rights. A proxy that is returned signed but on which no voting preference is indicated will be voted in favor of the Merger and will constitute a waiver of dissenters' rights.

     The foregoing provisions will not be applicable to shares of Redeemable Convertible Preferred Stock held by the Dissenting Shareholders because such stock has no voting rights with respect to the proposed Merger. The remaining provisions of Section 1701.85 of the Ohio Revised Code, including those summarized hereinafter, will, however, apply to any Dissenting Shareholder who wishes to exercise dissenters' rights with regard to Redeemable Convertible Preferred Stock.

     2. Filing Written Demand. Not later than ten days after the taking of the vote on the Merger, a Dissenting Shareholder must deliver to the Company a written demand (the 'Demand') for payment of the fair cash value of the Dissenter's Shares, which demand must identify the name and address of the holder of record of the Dissenter's Shares, the number and class of Dissenter's Shares and the amount claimed as the fair cash value thereof. Voting against the Merger will not itself constitute a Demand. The Company will not send any further notice to Shareholders as to the date on which such ten-day period expires.

     3. Petitions to be Filed in Court. Within three months after the service of the Demand, if the Company and the Dissenting Shareholder do not reach an agreement on the fair cash value of the Dissenter's Shares, the Dissenting Shareholder or the Company may file a complaint in the appropriate Court of Common Pleas in Ohio (the 'Common Pleas Court'), or join or be joined in an action similarly brought by another Dissenting Shareholder, for a judicial determination of the fair cash value of the Dissenter's Shares. The Company does not intend to file any complaint for a judicial determination of the fair cash value of any Dissenter's Shares.

     Upon motion of the complainant, the Common Pleas Court will hold a hearing to determine whether the Dissenting Shareholder is entitled to be paid the fair cash value of the Dissenter's Shares. If the Common Pleas Court finds that the Dissenting Shareholder is so entitled, it may appoint one or more appraisers to receive evidence and to recommend a decision on the amount of such value. The Common Pleas Court is required to make a finding as to the fair cash value of the Dissenter's Shares and to render a judgement against the Company for the payment thereof, with interest at such rate and from such date as the Common Pleas Court considers equitable. Costs of the proceedings, including reasonable compensation to the appraiser or appraisers to be fixed by the Common Pleas Court, are to be apportioned or assessed as the Common Pleas Court considers equitable. Payment of the fair cash value of the Dissenter's Shares is required to be made within 30 days after the date of final determination of such value or the effective time of the Merger, whichever is later, only upon surrender to the Company of the certificates representing the Dissenter's Shares for which payment is made.

     Fair cash value is the amount which a willing seller, under no compulsion to sell, would be willing to accept, and which a willing buyer, under no compulsion to purchase, would be willing to pay, but in no event may the fair cash value exceed the amount specified in the Demand. The fair cash value is to be determined as of the day prior to the day of the Meeting. In computing this value, any appreciation or depreciation in the market value of the Dissenter's Shares resulting from the Merger is excluded.

     The dissenters' rights of any Dissenting Shareholder will terminate if, among other things, (a) such Dissenting Shareholder has not complied with
Section 1701.85 of the Ohio Revised Code, (b) the Merger is abandoned or otherwise not carried out or such Dissenting Shareholder withdraws his or her Demand with the consent of the Board of Directors of the Company, or (c) no agreement has been reached between the Company and the Dissenting Shareholder with respect to the fair cash value of the Dissenter's Shares and neither the Dissenting Shareholder nor the Company shall have timely filed or joined in a complaint in the Common Pleas Court. For a discussion of certain tax consequences to a shareholder exercising dissenters' rights, see 'Certain Federal Income Tax Consequences' below.

     If the holders of more than 1% of the outstanding shares of Class A Common Stock perfect their rights as Dissenting Shareholders, the Board of Directors of each of the Ohio Corporation and the Delaware Corporation reserve their respective right to abandon (but are not required to abandon) the Merger, as provided in the Merger Agreement.

     BECAUSE A PROXY CARD WHICH DOES NOT CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE MERGER, A SHAREHOLDER OF CLASS A COMMON STOCK WHO WISHES TO EXERCISE HIS OR HER DISSENTERS' RIGHTS MUST EITHER NOT SIGN AND RETURN HIS PROXY CARD OR, IF HE OR SHE SIGNS AND RETURNS HIS OR HER PROXY CARD, VOTE AGAINST OR ABSTAIN FROM VOTING ON THE MERGER. AS INDICATED ABOVE, THIS PROCEDURE DOES NOT APPLY TO HOLDERS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK WHO WISH TO EXERCISE DISSENTERS' RIGHTS WITH RESPECT TO SUCH STOCK SINCE THE REDEEMABLE CONVERTIBLE PREFERRED STOCK HAS NO VOTING RIGHTS WITH RESPECT TO THE MERGER.

FINANCIAL STATEMENTS

     Accompanying this Proxy Statement is the Company's Transition Report on Form 10-K for Transition 1993 which contains certain historical financial statements of the Company and its subsidiaries and the notes thereto, as well as Management's Discussion and Analysis of Financial Condition and Results of Operations. Shareholders should read such financial statements and information in connection with their consideration of the Merger.

ACCOUNTING TREATMENT OF THE MERGER

     Triarc will account for the Merger as an 'as if pooling', and such accounting treatment will have no effect on the Company's financial statements.

REGULATORY APPROVALS

     No Federal or state regulatory requirements remain to be complied with in order to consummate the Merger.

REQUIRED VOTE

     The proposal to reincorporate the Company in Delaware by means of the Merger must be approved by the affirmative vote of holders of at least two-thirds of the total number of shares of Class A Common Stock outstanding and entitled to vote at the meeting. DWG Acquisition, which owns approximately 24.9% of the outstanding shares of Class A Common Stock, has indicated that it will vote FOR the Merger.

     The Board of Directors has a fiduciary duty under the common law to act in the best interest of the Company and the shareholders. The Board of Directors has considered this duty in recommending the Merger.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
PROPOSED REINCORPORATION IN DELAWARE BY MEANS OF THE MERGER

EXCHANGE OF STOCK CERTIFICATES

     It will not be necessary for shareholders of the Ohio Corporation to exchange their existing stock certificates for stock certificates of the Delaware Corporation.

REASONS FOR CHANGE IN STATE OF INCORPORATION

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Ohio to Delaware because Delaware's tax policies are moderate and consistent; its corporation laws are comprehensive and flexible and are periodically revised to meet changing business needs; and its judiciary has considerable expertise in dealing with corporate legal issues. The Board of Directors notes that many corporations initially have chosen Delaware as their state of incorporation or subsequently have changed their state of incorporation to Delaware in a manner similar to that proposed by the Company. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under the Delaware Corporation Law then under the Ohio Corporation Law.

COMPARISON OF SHAREHOLDER RIGHTS UNDER OHIO LAW AND UNDER DELAWARE LAW

     INTRODUCTION

     The rights of a holder of stock in the Delaware Corporation will differ in some respects from those of a holder of stock in the Ohio Corporation. The following summary does not purport to be a complete statement of the rights of shareholders under applicable Ohio laws, the amended Articles of Incorporation of the Ohio Corporation (the 'Ohio Articles') and the Amended Code of Regulations of the Ohio Corporation (the 'Code of Regulations') as compared with the rights of stockholders under Delaware law, the Delaware Certificate and the Delaware By-Laws. The identification of specific differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the Delaware Corporation Law and the Ohio Corporation Law and the governing corporate instruments of the Ohio Corporation and the Delaware Corporation, to which shareholders are referred.

     CERTAIN VOTING RIGHTS

     The Delaware Corporation Law generally requires approval of any merger, consolidation or sale of substantially all the assets of a corporation at a meeting of stockholders by vote of the holders of a majority of all outstanding shares of the corporation entitled to vote thereon, although a certificate of incorporation of a Delaware corporation may provide for a greater vote. The Delaware Certificate provides for a 75% vote of the stockholders entitled to vote thereon in order to approve certain mergers or consolidations. See 'Description of Anti-Takeover Provisions in the Delaware Certificate -- Business Combination Provision,' below.

     Under the Ohio Corporation Law, unless otherwise provided in the corporation's articles of incorporation, such matters require the approval of the holders of shares entitling such holders to exercise at least two-thirds of the voting power of the corporation. The articles of incorporation of an Ohio corporation may provide for a greater or lesser vote or a vote by separate class of stock so long as the vote provided for is not less than a majority of the voting power of the corporation. The Ohio Articles do not contain any provisions changing the requirement for the approval of such matters by the holders of shares entitling such holders to exercise at least two-thirds of the voting power of the corporation.

     If a proposed amendment to the certificate of incorporation of a Delaware corporation affects adversely the rights, preferences or powers of a class of stock without voting rights in certain specified matters, such amendment must also be approved by a majority of the holders of that class of stock. Unless otherwise provided by an Ohio corporation's articles of incorporation, the Ohio Corporation Law would require that, among certain other amendments, an amendment that would change the express terms of a class of shares without voting rights in any substantially prejudicial manner would have to be approved by the holders of two-thirds of the outstanding shares of such class.

     The Ohio Articles generally provide that (i) the consent of holders of two-thirds of the outstanding shares of Redeemable Convertible Preferred Stock, voting as a class, is required to approve certain amendments to the Ohio Articles or the Code of Regulations that would adversely affect the right of the holders of the Redeemable Convertible Preferred Stock set forth in the Ohio Articles and that (ii) the consent of the holders of a majority of the outstanding shares of Ohio Corporation's Serial Preferred Stock, par value $.10 per share (the 'Ohio Serial Preferred Stock'), and Ohio Corporation's Junior Serial Preferred Stock, par value $.10 per share (the 'Ohio Junior Serial Preferred Stock'), each voting as a class, is required to approve amendments to the Ohio Articles or the Code of Regulations that could cause substantial prejudice to the rights of the holders of the Ohio Serial Preferred Stock or the Ohio Junior Serial Preferred Stock. As of the date hereof, there were 5,982,866 shares of Redeemable Convertible Preferred Stock outstanding, all of which are owned by the Posner Entities, and there were no outstanding shares of Ohio Serial Preferred Stock or Ohio Junior Serial Preferred Stock.

     Both the Ohio Corporation Law and the Delaware Corporation Law permit mergers without approval by shareholders of the surviving corporation if, among other things, no charter amendment is involved and no more than a specified maximum increase in outstanding voting stock will result from issuances to shareholders of the non-surviving corporation pursuant to the merger. Under Delaware Corporation Law, the maximum permitted increase is 20% of the corporation's common stock outstanding immediately prior to the merger. Under Ohio law, the maximum permitted increase is any amount less than 16 2/3% of a corporation's resulting shares possessing the voting power of that corporation in the election of directors.

     In addition to voting rights provided by Delaware and Ohio laws, the rules of the NYSE, on which the Class A Common Stock is currently listed and on which, it is currently anticipated, that the Delaware Class A Common Stock will be listed, also afford shareholders certain voting rights. For example, NYSE rules require shareholder approval prior to the issuance by the Company of any common stock, or any securities convertible into common stock, if such shares are to be issued in connection with any transaction or series of related transactions, other than a public offering for cash, if (i) the voting power of such common stock would be equal to at least 20% of the voting power of the shares outstanding prior to the issuance of such shares, or (ii) the number of such shares would be equal to at least 20% of the number of shares of common stock outstanding prior to the issuance of such shares. The NYSE rules also require shareholder approval for certain transactions in which the Company's common stock, or securities convertible into the Company's common stock, are to be issued to a Company director, officer, substantial shareholder, or an entity in which any such person holds a substantial interest, if the number of shares of common stock so issued or into which the securities so issued are convertible exceeds one percent of the number of shares of common stock outstanding prior to such issuance or one percent of the outstanding voting power prior to such issuance. The NYSE also requires shareholder approval for any issuance of securities by the Company that will result in a change of control of the Company.

     SPECIAL MEETINGS OF SHAREHOLDERS; SHAREHOLDER ACTION BY WRITTEN CONSENT

     Under the Delaware Corporation Law, special stockholder meetings may be called by the board of directors and by any person or persons authorized by the certificate of incorporation or the by-laws. Under the Delaware By-Laws, special meetings of stockholders may be called at any time by the Chairman and Chief Executive Officer or the secretary or by a majority of the directors or by resolution of the board of directors.

     Under the Ohio Corporation Law, a special meeting of the shareholders may be called by the chairman of the board of directors, the president, a majority of the directors acting without a meeting, persons owning 25% of the outstanding shares entitled to vote at such meeting (or a lesser or greater proportion as specified in the articles or regulations but not greater than 50%) or the person or persons authorized to do so by the articles of incorporation or the corporation's regulations. The Code of Regulations does not authorize any additional persons to call a meeting. The Code of Regulations further provide that business transacted at any special meeting of shareholders shall be confined to the purpose stated in the notice for such special meeting.

     Under the Delaware Corporation Law, any action by stockholders must be taken at a meeting of stockholders, unless a consent in writing setting forth the action so taken is signed by the stockholders having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote were present and voted.

     Under the Ohio Corporation Law, any action by shareholders generally must be taken at a meeting of shareholders, unless a consent in writing setting forth the action so taken is signed by all the shareholders who would be entitled to notice of the meeting held to consider the subject matter thereof.

     AMENDMENT OF CERTIFICATE OF INCORPORATION AND BY-LAWS

     The Delaware Corporation Law allows amendments of the certificate of incorporation if the board of directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and the stockholders thereafter approve such proposed amendment either at a special meeting called by the board for the purpose of approval of such amendment by the stockholders or, if so directed by the board, at the next annual stockholders' meeting. At any such meeting, the proposed amendment generally must be approved by a majority of the outstanding shares entitled to vote.

     The Ohio Corporation Law permits the adoption of amendments to the articles of incorporation if such amendments are approved at a meeting held for such purpose by the holders of shares entitling them to exercise two-thirds of the voting power of the corporation, or such lesser, but not less than a majority, or greater vote as specified in the corporation's articles of incorporation. The Ohio Articles do not alter this provision.

     Under the Delaware Corporation Law, the power to adopt, amend or repeal by-laws resides with the stockholders entitled to vote thereon, and with the directors if such power is conferred upon the board of directors by the certificate of incorporation. The Delaware Certificate so provides.

     Under the Ohio Corporation Law, regulations may be adopted, amended or repealed only by approval of the shareholders. They may be adopted or amended at a meeting of shareholders by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power on such proposal or by written consent signed by holders of shares entitling them to exercise two-thirds of the voting power on such proposed amendment.

     BOARD APPROVED PREFERRED STOCK

     Both the Delaware Corporation Law and the Ohio Corporation Law permit a corporation's certificate of incorporation or articles of incorporation, respectively, to allow the board of directors to issue, without shareholder approval, a series of preferred or preference stock and to designate their rights, preferences, privileges and restrictions (except that the Ohio Corporation Law does not permit the board of directors to fix the voting rights of any such series of preferred or preference stock). The Delaware Certificate grants such power to the board of directors. Similarly, the Ohio Articles grant such power to the board of directors with respect to the Ohio Serial Preferred Stock and the Ohio Junior Serial Preferred Stock.

     LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The  Delaware Corporation Law and the  Ohio Corporation Law have provisions
and  limitations  regarding  directors'  liability  and  indemnification  by   a
corporation of its officers, directors and employees.

     A director of an Ohio corporation will not be found to have violated his or her fiduciary duties to the corporation or its shareholders unless there is proof by clear and convincing evidence that the director has not acted in good faith, in a manner he or she reasonably believes to be in or not opposed to the best interests of the corporation, or with the care that an ordinarily prudent person in a like position would use under similar circumstances. In addition, under the Ohio Corporation Law a director is liable in damages for any action or failure to act as a director only if it is proved by clear and convincing evidence that such act or omission was undertaken either with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation, unless the corporation's articles or regulations make this provision inapplicable by specific reference. The Ohio Articles do not make this provision inapplicable.

     The Ohio Corporation Law does not, however, require proof of intent to cause injury or reckless disregard as a condition to the availability of injunctions, recovery on principles of restitution or other relief which is essentially equitable in nature. The Ohio Corporation Law limits a director's liability for breaches of the fiduciary duties of care and loyalty. This standard does not apply, however, where the director has acted either outside his or her capacity as a director or with respect to certain dividends, distributions, purchases or redemptions of corporation shares, loans or, in the case of a corporation that does not have actively traded shares, a change in control in which a majority of the shareholders receive a greater consideration for their shares than other shareholders. The Ohio Corporation Law further requires all expenses, including attorney's fees, incurred by a director in defending any action, suit or proceeding to be paid by the corporation as they are incurred in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director in which he or she agrees to repay such amounts if it is proved by clear and convincing evidence that his or her action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation and the director reasonably cooperates with the corporation concerning the action, suit or proceeding. These provisions are automatically applicable to an Ohio corporation unless the corporation opts out from these sections. The Ohio Corporation has not opted out.

     The Delaware Corporation Law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders of monetary damages for breach of fiduciary duties as a director provided no such provision may eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Corporation Law (dealing with illegal redemptions and stock repurchases) or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate includes such a provision. See 'Description of Indemnification Provisions,' below.

     Under the Delaware Corporation Law, a director or officer may, in general, be indemnified by the corporation if he or she has acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. For a description of the indemnification provisions contained in the Delaware Certificate, see 'Description of Indemnification Provisions,' below.

     CLASSIFICATION OF BOARD OF DIRECTORS

     Both the Delaware Corporation Law and the Ohio Corporation Law permit, but do not require, the adoption of a 'classified' board of directors with staggered terms under which a part of the board of directors is elected each year for a maximum term of three years. Neither the Ohio Corporation nor the

Delaware Corporation has a classified board of directors and all directors stand for election on an annual basis.

     CUMULATIVE VOTING OF SHARES

     Under the Delaware Corporation Law, shareholders of a corporation cannot elect directors by cumulative voting unless its certificate of incorporation so provides. The Delaware Certificate does not provide for cumulative voting. As a result, the holder or holders of a majority of the voting power of the Delaware Corporation are able to elect all directors then being elected.

     In accordance with the Ohio Corporation Law, cumulative voting (unless eliminated by an amendment of the articles of incorporation) is required to be available for the election of directors if notice to such effect is given by a shareholder prior to a shareholders' meeting and an announcement to such effect is made at such meeting. The Ohio Articles have been amended to provide for the elimination of such cumulative voting rights.

     NUMBER OF DIRECTORS

     Under the Delaware Corporation Law, unless the certificate of incorporation specifies the number of directors, a board of directors may change the authorized number of directors by an amendment to the corporation's by-laws if fixed therein, or in such manner as provided therein. If the certificate of incorporation specifies the number of directors, the number of directors can only be changed by amending the certificate of incorporation. The Delaware Certificate provides that the number of directors shall be not less than ten nor more than twenty, with the exact number to be determined from time to time by a vote of the majority of directors then in office.

     Under the Ohio Corporation Law, the number of directors of a corporation may be fixed or changed by the shareholders or by the board of directors if so authorized by the corporation's articles of incorporation or regulations. The Code of Regulations provides that the number of directors which shall constitute the whole board of directors shall be limited to a maximum of thirteen persons unless changed by a vote of the holders of a majority of shares entitled to vote thereon at a meeting of shareholders called for the purpose of electing directors.

     REMOVAL OF DIRECTORS

     In general, under both the Delaware Corporation Law and the Ohio Corporation Law, any or all of the directors of a corporation may be removed, with or without cause, by vote of the holders of a majority of the shares then entitled to vote at an election of directors, except that the Delaware
Corporation Law authorizes removal by the shareholders of a member of a classified board only for cause.

     DISSENTERS' RIGHTS IN MERGERS

     Under both the Delaware Corporation Law and the Ohio Corporation Law, a shareholder of a corporation participating in certain merger transactions may, under certain circumstances, receive cash in the amount of the fair market value of his or her shares (as determined by a court) in lieu of the consideration he or she would otherwise receive in the merger. Unless a corporation's certificate of incorporation provides otherwise, the Delaware Corporation Law does not require that such dissenters' rights of appraisal be afforded to stockholders with respect to (i) a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange designated as a national market security or an interdealer quotation system by the National Association of Securities Dealers, Inc. or widely held (by more than 2,000 shareholders), if the stockholders of such corporation receive only shares of the surviving corporation or of such a listed or widely held corporation; or (ii) those stockholders who are the stockholders of a corporation surviving a merger if no vote of such stockholder is required because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger (if certain other conditions are met).

     The Ohio Corporation Law does not provide exclusions from dissenters' rights similar to those described above with respect to the Delaware Corporation Law. However, under the Ohio Corporation Law, in mergers and certain other transactions (e.g., acquisitions of assets or of a majority of stock interests in exchange for stock) in which, after giving effect to the transaction, the original shareholders of the acquiring corporation retain more than five-sixths of the voting power of such corporation in the election of directors, such shareholders are denied dissenters' rights.

     PAYMENT OF DIVIDENDS

     Both the Delaware Corporation Law and the Ohio Corporation Law permit the payment of dividends and the redemption of shares out of paid-in, earned or other surplus. However, under the Ohio Corporation Law, if a dividend is paid out of capital surplus, shareholders must be so notified. Under the Delaware Corporation Law, no such notice is required and dividends may also be paid out of net profits for the fiscal year in which declared or out of net profits for the preceding fiscal year, even if the corporation has no surplus.

     REPURCHASE OF SHARES

     Under the Ohio Corporation Law, a corporation by act of its directors may repurchase shares only in certain specified instances, the most significant of which are when the articles authorize the redemption of such shares, when the articles in substance provide that the corporation shall have the right to repurchase, and when authorized by the shareholders at a meeting called for such purpose by the affirmative vote of the holders of two-thirds of the shares of each class or, if the articles so provide, by a greater or lesser proportion but not less than a majority. The Ohio Articles authorize the directors to use surplus or net profits in excess of $250,000 to repurchase shares of the Company's Class A Common Stock in certain circumstances.

     The Delaware Corporation Law vests discretion in the board of directors to authorize the repurchase of shares.

     Both the Ohio Corporation Law and the Delaware Corporation Law permit the redemption of shares out of paid-in, earned or other surplus.

     LOANS TO DIRECTORS AND OFFICERS

     Under the Delaware Corporation Law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries when the transaction, in the judgment of the corporation's board of directors, may reasonably be expected to benefit the corporation. Under the Ohio Corporation Law, a corporation generally may make a loan to or guaranty of the obligations of officers, directors or shareholders only if such loan or guaranty is approved by a majority of the disinterested members of its board of directors. The disinterested directors, taking into account the terms and provisions of the loan and other relevant factors, must determine that the making of the loan could reasonably be expected to benefit the corporation. Under the Ohio Corporation Law, directors who authorize unlawful loans are jointly and severally liable for the loan together with interest. The standard of conduct which is a precondition to the imposition of monetary damages that is discussed under ' -- Liability and Indemnification of Officers and Directors' above is not applicable to directors' authorizing unlawful loans.

     TENDER OFFER STATUTE

     The Ohio tender offer statute requires any person making a tender offer for a corporation incorporated in Ohio to comply with certain filing, disclosure and procedural requirements. Delaware has no tender offer statute.

     The Ohio tender offer statute imposes certain filing and disclosure requirements. The disclosure requirements include a statement of any plans or proposals that the offeror, upon gaining control, may have to liquidate the subject company, sell its assets, effect a merger or consolidation of it, establish, terminate, convert, or amend employee benefit plans, close any plant or facility of the subject company or of any of its subsidiaries or affiliates, change or reduce the work force of the subject company or any of its subsidiaries or affiliates, or make any other major change in its business, corporate structure, management personnel, or policies of employment.

     Until the issue of constitutionality is decided by clearly controlling appellate court decisions or clarifying legislation is adopted, the enforceability of the Ohio statute as a protection against board-opposed takeover attempts is uncertain.

     In addition, Ohio has a 'Control Share Acquisition' statute which requires shareholder approval for the acquisition of voting power for certain ranges of stock ownership. This statute was declared unconstitutional in 1986 by the United States District Court for the Southern District of Ohio in Fleet Aerospace Corp. v. Holderman, which holding was affirmed by the United States Court of Appeals for the Sixth Circuit. On April 27, 1987, however, the United States Supreme Court vacated and remanded the Sixth Circuit's decision in light of the Supreme Court's holding in CTS Corporation v. Dynamics Corporation of America, which held that Indiana's Control Share Acquisition Act, a law similar in some respects to the Ohio Control Share Acquisition Act, is constitutional.

     MERGER MORATORIUM STATUTES

     Both Ohio and the Delaware have 'Merger Moratorium' statutes which are designed to encourage potential acquirors of publicly traded corporations such as the Company to obtain the consent and approval of the proposed target's board of directors prior to commencing a tender offer for the target company's shares. This encouragement is accomplished by prohibiting or restricting acquirors from undertaking many post-acquisition financial restructuring alternatives.

     Both the Ohio and the Delaware statutes permit a corporation to opt out of the operation of the merger moratorium provisions. The Ohio Corporation has not opted out, while the Delaware Corporation has opted out.

     The Ohio Merger Moratorium law becomes applicable when a person (a potential acquiror and all of that acquiror's affiliates) can vote or direct the vote of 10% or more of the voting shares. In Delaware, the law is applicable when a person acquires more than 15% of the voting stock.

     Under the Ohio law (with minor exceptions), there is an absolute prohibition on mergers and dissolution and restrictions on asset sales and purchases and other transactions that would give the acquiror significant funds or assets of the target during the three-year period after the acquiror becomes a more than 10% shareholder. Following the three-year period, in Ohio, the acquiror can engage in these transactions only if a fair price (as defined in the statute) is provided to the minority shareholders or the acquiror obtains the consent of the shareholders holding a majority of the disinterested shares.

     In Delaware, the restriction lasts for only three years. During that three-year period, the restrictions are not applicable if at the time the acquiror became subject to the statute it holds more than 85% of such stock or the transaction is approved by two-thirds of the disinterested stockholders.

     ANTI-GREENMAIL STATUTE

     'Greenmail' is the practice whereby a corporation purchases the shares of a substantial minority shareholder at a premium to avoid the future potential takeover of the corporation by that minority shareholder. Ohio recently enacted an anti-greenmail statute which would cause the forfeiture of the premium received by the minority shareholder. The Ohio Corporation Law permits a corporation to opt out of the anti-greenmail statute. The Ohio Corporation has so opted out. Delaware has no anti-greenmail statute.

GENERAL PROVISIONS OF THE DELAWARE CERTIFICATE

     The Delaware Certificate has been prepared in accordance with the Delaware Corporation Law and gives the Company broad corporate power to engage in any lawful activity in which a corporation incorporated under the Delaware Corporation Law may engage. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DELAWARE CERTIFICATE, WHICH IS ATTACHED HERETO AS EXHIBIT B.

     The authorized capitalization of the Delaware Corporation consists of 150 million shares, of which 100 million are Delaware Class A Common Stock, 25 million are shares of Class B Common Stock, par value $.10 per share ('Delaware Class B Common Stock'), and 25 million are shares of Preferred Stock, par value $.10 per share (the 'Delaware Preferred Stock'), of which Delaware Preferred Stock 5,982,866 shares are designated as Redeemable Convertible Cumulative Preferred Stock (the 'Delaware Redeemable Convertible Preferred Stock') and are substantially identical to the Redeemable Convertible Preferred Stock. The Delaware Certificate grants to the board of directors general power to provide from time to time for the issuance of shares of Delaware Preferred Stock in series, to determine the number of shares of each such series, to fix the relative rights and preferences as between any such series, to grant voting or conversion rights and to provide the dividend rate, the redemption and liquidation rights and such other rights, preferences, qualifications, limitations or restrictions of a particular series as it may deem appropriate.

     Neither the Delaware Certificate nor the Delaware By-Laws contain any cumulative voting provisions.

     The Delaware Certificate contains certain provisions which would, if the Merger is consummated, help to assure the continuity and stability of the Company's policies in the future by insuring the continuity of management. The proposed provisions would, the Board of Directors believes, permit it to represent more effectively the interests of all shareholders in a variety of situations, including responses to circumstances created by demands or actions by a shareholder or group of shareholders owning a substantial number of shares. See 'Description of Anti-Takeover Provisions in the Delaware Certificate,' below.

     After the Merger, the directors and officers of the Delaware Corporation will be the same individuals holding office as the directors and officers of the Ohio Corporation immediately prior to the Merger becoming effective.

PURPOSES AND EFFECTS OF CERTAIN PROVISIONS IN THE DELAWARE CERTIFICATE

     The Merger, if consummated, would have certain 'anti-takeover' effects because the Delaware Certificate contains several provisions which are intended to discourage or delay a hostile takeover of control of the Company. These provisions, in general terms, would: (i) provide that the number of directors shall not be less than ten (10) nor more than twenty (20), with the exact number to be determined from time to time by a majority of the Board of Directors then in office; (ii) provide that vacancies on the Board of Directors resulting from an increase in size, removal of directors or otherwise may be filled only by a majority of the remaining directors then in office, and (iii) require the affirmative vote of the holders of shares representing at least 75% of the voting power of the Voting Shares (defined below) in order to enter into certain Business Combinations (defined below), unless (a) such Business Combinations are approved by at least a majority of the entire Board of Directors, but only if a majority of the directors acting favorably on the matter are Continuing Directors (defined below), or (b) certain minimum price, form of consideration and procedural requirements are met. The term 'Voting Shares' is defined in the provisions as any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. Each of these provisions has particular anti-takeover effects associated with it, and these effects together with a more detailed description of each provision are contained in 'Description of Anti-Takeover Provisions in the Delaware Certificate,' below. In addition, the anti-takeover provisions are interrelated and have cumulative anti-takeover effects as described herein.

     The principal purpose of these provisions is to provide a measure of assurance that a shareholder or group of shareholders owning a controlling interest in the Company's stock do not exercise their voting power in a manner which the Board of Directors believes would be to the detriment of the remaining shareholders. The provisions are further intended to make it more difficult for a hostile or unfriendly party to obtain control of the Company through replacing the Board of Directors.

     This aspect of the reincorporation is not in response to any efforts, known to the Company, its Board of Directors or its management, by any person to accumulate Voting Shares or obtain control of the Company. Neither management nor the Board of Directors is aware of any present effort by any other corporation, person or entity to attempt an unfriendly takeover of the Company. Nevertheless, the Board of Directors has observed that historically there have been a number of takeovers of publicly-owned corporations that have been accomplished by a swift purchase of a control block of stock by means of open market purchases or by tender offers to acquire a company's stock at prices that may not reflect fair value (as determined by such company's board of directors), even though such prices may be higher than the prevailing market price.
Moreover, such offers may be followed by a merger, consolidation, recapitalization or other business combination or transformation of the acquired company by the control block purchasers. Because of the control purchased, the terms of such mergers or other transformations may be determined primarily by the acquiring entity with a minimum of negotiation with the board of directors of the acquired company. Such a takeover may be beneficial to shareholders of the acquired company in that it may involve purchases of their stock at prices that are higher than the market prices for such stock. However, such a takeover may also be detrimental to the shareholders and to the company because the lack of negotiation with the acquired company may preclude a proper evaluation of the merits of the transaction in light of other alternatives and in light of the company's underlying values. As a result, the terms of the takeover and the consideration offered to shareholders, both in a tender offer and in a subsequent merger or other transformation, may be less favorable than is warranted or otherwise obtainable. However, it should be noted that the effect of the provisions in the Delaware Certificate could be to preclude the shareholders from participating in a transaction that a majority might favor, because the Board of Directors has determined that such a transaction does not treat minority shareholders equitably and, therefore, is not in the Company's overall best interest.

     In addition, the Board of Directors has observed the practice in corporate takeovers for a purchaser (or attempted purchaser) to pay cash to acquire a controlling equity interest in a company by tender offer, or other transactions, and then to acquire the remaining equity interest in the company by paying the balance of the shareholders a price for their shares which is lower than the price paid to acquire control and/or is in a less desirable form (e.g., securities of the purchaser instead of cash). Although the period during which securities tendered in response to a partial tender offer must be accepted on a pro rata basis is coextensive with the duration of the offer, in multi-step acquisitions professional investors, because of their sophistication and expertise in the takeover area, are generally in a better position to take advantage of the more lucrative first-step tender offer before it expires, while small shareholders often have to accept the price paid in the second-step merger for all or a substantial portion of their shares. The Board of Directors is of the view that such 'two-tier pricing' works to the disadvantage of long-term or smaller shareholders and gives professional investors an unfair advantage over such shareholders in a takeover situation. The Board of Directors also considers that by its nature such 'two-tier pricing' tends to (and it is designed to) pressure shareholders to sell their shares rather than risk either remaining as shareholders in a company controlled by the purchaser or being forced to accept the lower price for all of their shares.

     The requirement of a 75% vote for certain Business Combinations is designed to prevent a purchaser from utilizing two-tier pricing and similar inequitable tactics in the event of an attempt to take over the Company. Shareholders should note, however, that if a group were able to purchase shares representing at least 75% of the voting power of the Voting Shares, it would be possible to proceed with a two-tier price takeover. The provision is not designed to prevent or discourage tender offers for the Company, although it may have the effect of inhibiting certain types of tender offers, as described below. For a discussion that explains (a) that the 'fair price' provision will not ensure that shareholders will receive a fair price for their shares (i) in an instance where no Business Combination is proposed or (ii) where Continuing Directors approve two-tier pricing and (b) that such provision will not apply to DWG Acquisition or any affiliate or associate thereof, and that substantial shareholders might privately negotiate the sale of their shares for personal or business reasons which may not reflect the interests of minority shareholders, see 'Description of Anti-Takeover Provisions in the Delaware Certificate -- Business Combination Provision,' below.

     The Board of Directors believes that the Company has a bright future and that its shareholders will best be served if the company remains independent. However, it is not the purpose of the provision to further this objective. Rather, the provision is designed to help assure that if control of the Company is nevertheless acquired by any person or a person not approved by a majority of the entire Board of Directors, each holder of the Voting Shares will be treated as fairly as every other holder and that professional investors will not profit at the expense of the Company's public shareholders. If the Merger is approved by the shareholders, it is unlikely, as a result of this provision and given the present holdings of DWG Acquisition, that any new group could obtain control of the Company.

     While the provision is designed to help ensure fair treatment of shareholders in the event of a takeover, it is not the purpose of the provision to ensure that shareholders will receive a premium price for their shares in a takeover or that any such price would necessarily be adequate. For example, the pricing provision does not guarantee that a shareholder will receive the highest market price paid for such shares; rather it insures that a shareholder will receive the highest price paid for such shares by an Interested Shareholder (defined below) during the prior two years. Accordingly, the Board of Directors is of the view that the provision would not prevent the Board of Directors from opposing any future takeover proposal which it believes not to be in the best interests of the Company and its shareholders, whether or not such a proposal satisfies the minimum price, form of consideration and procedural requirements of the provision.

     The provision may discourage some purchasers, particularly those of less than all the Company's shares, and may thereby deprive holders of the Company's stock of an opportunity to sell their stock at a temporarily higher market price. Because of the higher percentage requirements for shareholder approval of any Business Combination and the possibility of having to pay a higher price to other shareholders in such a Business Combination, it may become more costly for a purchaser to acquire control of the Company. The provision, therefore, may decrease the likelihood that a tender offer will be made for shares representing less than 75% of the voting power of the Voting Shares and, as a result, may adversely affect those shareholders who would desire to participate in such a tender offer. A potential purchaser of stock seeking to obtain control may also be discouraged from purchasing stock because a 75% shareholder vote (with certain exceptions) would be required in order to change or eliminate these provisions. It should be noted that the provisions would not necessarily discourage persons who might be willing to seek control by acquiring at least 75% of the voting power of the Voting Shares.

     In certain cases, the provision's minimum price provisions, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, an Interested Shareholder may be unable, as a practical matter, to comply with all of the procedural requirements of the provision. In these circumstances, unless a potential purchaser were willing to purchase 75% of the voting power of the Voting Shares prior to a Business Combination, it would be forced either to negotiate with the Board of Directors and offer terms acceptable to it or to abandon the proposed Business Combination.

     Another effect of this provision would be to give veto power to the holders of a minority of the voting power of the Voting Shares with respect to a Business Combination which is opposed by the Board of Directors but which a majority of shareholders may believe to be desirable and beneficial. This is the case because a Business Combination requires the approval of not only 75% of the voting power of the Voting Shares but also the affirmative vote of the holders of a majority of the voting power of the Voting Shares, excluding shares of stock beneficially owned by any Interested Shareholder. The shares of capital stock beneficially owned by DWG Acquisition could be used to effect such a veto. See 'Security Ownership of Certain Beneficial Owners,' above. This provision, therefore, could have the effect of encouraging a person interested in a Business Combination to negotiate with, and consider the views of DWG Acquisition, which might discourage someone from attempting to effect a Business

Combination. That result, in turn, may help members of management retain their current positions with the Company, regardless of whether that is desired by a majority of the Company's shareholders. In addition, since only the Continuing Directors will have the authority to waive the 75% shareholder vote required for Business Combinations that do not meet all of the minimum price, form of consideration and procedural requirements of the provision, the provision may tend to insulate current management against the possibility of removal in the event a person does attempt to effect a Business Combination.

     Shareholders should consider, moreover, that acquisitions or restructurings effected without prior negotiation with and approval by a company's board of directors are not necessarily detrimental to shareholders, especially since many of such transactions involve the purchase of stock at prices above current market prices. To the extent that the provisions in the Delaware Certificate would impair the ability of a person or group acquiring a substantial block of shares promptly to assume effective control of the management and assets of the Company, the provisions may discourage open market or private purchases of the Company's stock that could enable shareholders to participate therein to realize premium prices for their shares and might also eliminate the temporary increases in market price that frequently accompany such events. The provisions might also make it more likely that a proposed or threatened acquisition or restructuring determined not to be in the Company's best interests because of its effect on smaller or minority shareholders could be defeated by the Board of Directors, even though shareholders might thereby be deprived of the opportunity to sell their shares at a premium and even though a majority of shareholders may want such an opportunity. Further, the provisions will make more difficult or discourage a proxy contest or the removal of incumbent directors, and thus will reduce the ability of shareholders to effect changes in the Board of Directors and management of the Company, which holders of a majority or greater voting power might consider to be in their best interest, whether or not in connection with a proposed acquisition of control or restructuring of the Company.

     Nevertheless, the Board of Directors believes that the benefits to shareholders expected to result from the provisions, of reinforcing the Board of Directors' ability to review fully any proposed or threatened acquisition or restructuring and available alternatives thereto and encouraging the proponent of any such transactions to negotiate with directors who were elected by the shareholders and are familiar with the Company, outweigh the potential disadvantages of the provisions.

     Other than as described in this Proxy Statement, the Delaware Certificate contains no provisions intended or believed by the Board of Directors to have anti-takeover effects, although it does contain provisions fixing the maximum and minimum numbers of directors and conferring on the Board of Directors all corporate powers not reserved to shareholders by the Delaware Certificate or Delaware law. The provisions fixing the maximum and minimum number of directors can be used to prevent a shareholder with a controlling block of shares from increasing the size of the board and filling the vacancies created thereby with that shareholder's nominees. As discussed below (see 'Increase of Authorized Shares of Capital Stock'), the issuance of authorized but unissued shares of capital stock as well as the Board of Directors' power to determine the voting power of any new issuance of Preferred Stock could also be used to impede a takeover. In addition, the By-laws of the Delaware Corporation contain provisions similar to certain of the provisions in the Delaware Certificate, including provisions vesting in the Board of Directors authority to change its size and fill vacancies on the Board of Directors occurring between Annual Meetings.

     Although the Company may in the future consider other proposals that may be characterized as having an anti-takeover effect, the Company (except for the proposals to adopt amendments to the

Equity Participation Plan (see 'Proposal 3. Approval of Amendments to the Amended and Restated 1993 Equity Participation Plan'), and to authorize the Company to enter into Indemnification Agreements with its directors, officers and certain other persons (see 'Proposal 4. Authorization of Indemnification Agreements') which also might be characterized as having certain anti-takeover effects) does not have any present intention to submit additional proposals to the shareholders or to adopt any additional anti-takeover provisions.

     The Delaware Certificate also contains provisions intended to provide the broadest possible indemnification of officers and directors of the Company and certain other persons and to limit the liability of directors of the Company to the Company and its shareholders to the greatest degree permitted by law. See 'Description of Indemnification Provision,' below.

DESCRIPTION OF ANTI-TAKEOVER PROVISIONS IN THE DELAWARE CERTIFICATE

     1. Size of the Board of Directors and Filling Vacancies on the Board of Directors. The Code of Regulations states that the number of directors that shall constitute the whole Board of Directors shall be limited to a maximum of 13 directors until changed by vote of shareholders at a meeting called for the purpose of electing directors. The Code of Regulations of the Ohio Corporation currently permits the Board of Directors to fill any vacancy on the Board of Directors, from whatever cause arising. The Delaware Certificate states that the Board of Directors consists of not less than ten nor more than twenty members, provided, however, that such maximum number may be increased to reflect the right of holders of preferred stock to elect directors in certain circumstances with the exact number of directors to be fixed by a majority vote of the directors then in office and that such authority of the Board of Directors is exclusive. The Delaware Certificate provides that vacancies that may occur between annual meetings may be filled only by a majority of the remaining directors then in office, even if less than a quorum, subject to the rights of holders of any class or series of preferred stock to elect directors. In addition, the provision provides that any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of that director for which the vacancy occurred and no decrease in the number of directors shall shorten the term of any incumbent. Vacancies caused by an increase in the number of directors would be filled by the Board of Directors. The purpose of including the provisions respecting the size of the Board of Directors and the filling of vacancies in the Delaware Certificate is to prevent the elimination of such provisions through By-law amendment by a shareholder or group owning or controlling a substantial voting block so as to permit shareholders directly to increase the size of the Board of Directors and to fill vacancies resulting therefrom or otherwise, which would enable such shareholder or group of shareholders to elect its own nominees to the vacancies. This would be possible because, under Delaware law, shareholders may amend the By-laws of the Delaware Corporation without prior approval of the Board of Directors, whereas the Delaware Certificate may be amended only if the Board of Directors first approves and recommends such action to shareholders.

     2. Business Combination Provision. The Board of Directors is concerned about the partial or 'two-step' tender offer technique of accomplishing corporate takeovers. The first step in this technique is typically a tender offer made by another corporation or entity seeking control at a price that often substantially exceeds the market value of the target corporation's stock. After acquiring a controlling number of shares, the entity will then effectuate the second step: a business combination with the target corporation designed to eliminate the then remaining shareholders' interest in the corporation. The terms of the second step business combination may not reflect arm's-length bargaining and therefore may not assure proper treatment of the shareholders remaining after the tender offer or other first step. The provisions are intended to prevent persons who might acquire a controlling interest in the Company from imposing a Business Combination on minority shareholders unless such persons are able and willing to deal fairly with minority shareholders by paying them a price for their interest in the Company which is equal or comparable to the price received by all other shareholders of the Company. As discussed herein, the 'fair price' provision will not ensure that shareholders will receive a fair price for their shares (a) in an instance where no Business Combination is proposed or (b) where Continuing Directors approve a two-tier pricing. Furthermore, such provision will not apply to DWG Acquisition nor will it prevent substantial shareholders from privately negotiating the sale of their shares for personal or business reasons which may not reflect the interests of minority shareholders.

     With regard to the Ohio Corporation, the affirmative vote of the holders of two-thirds of the votes cast is required to approve a merger. Delaware law requires, in addition to Board of Directors approval, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the meeting to approve a merger, consolidation, liquidation or dissolution of a company or a sale, lease or exchange of all or substantially all of a company's assets. The Delaware Certificate provides that the approval of the holders of shares representing at least 75% of the voting power of the Voting Shares be required in order to approve certain Business Combinations if an Interested Shareholder is a party to the transaction or its percentage equity interest in the Company or any subsidiary of the Company would be increased by the transaction. The required 75% approval of any Business Combination must include the affirmative vote of the holders of shares representing at least a majority of the voting power of the Voting Shares exclusive of those shares beneficially owned by any Interested Shareholder.

     The voting requirements outlined above will not apply, however, if: (i) immediately prior to the time the Business Combination is consummated, the Company is the Beneficial Owner (defined below) of a majority of each class of the outstanding equity securities of the Interested Shareholder; (ii) the Business Combination was approved by at least a majority of the Board of Directors (even though not the entire Board of Directors), but only if a majority of the directors acting favorably upon such matter are Continuing Directors; or (iii) the consideration to be received by the holders of each class of the Company's outstanding Voting Shares acquired by the Interested Shareholder is at least equal to the greater of the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of such class (a) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination or (b) in the transaction in which it became an Interested Shareholder, and is in cash or in the same form of consideration as the Interested Shareholder paid to acquire the largest number of Voting Shares previously acquired by it. The pricing provision does not guarantee that a shareholder will receive the highest market price paid for such shares, rather it insures that a shareholder will receive the highest price paid for such shares by an Interested Shareholder during the prior two years. If either the ownership or form of consideration requirements set forth in clauses
(i) and (iii) above are satisfied, the Business Combination shall require the approval of the holders of at least two-thirds of the votes entitled to be cast by the holders of all the then outstanding Voting Shares (the 'Ratification Percentage') (and the additional majority vote). If the Board of Directors approves the Business Combination in accordance with the requirements set forth in clause (ii) above, the Board of Directors may, again in accordance with the voting provisions of such clause (ii), determine to require a vote of shareholders. If a shareholder vote is required for such Business Combination under law (such as, for example, in the case of a merger or liquidation), the Board of Directors shall require the affirmative vote of the then outstanding Voting Shares equal to the higher of: (1) the Ratification Percentage (such affirmative vote shall not require the additional majority vote), and (2) such other percentage as is required by law. If a shareholder vote is not required for such Business Combination under law, the Board of Directors may, in its discretion, either decide not to require a shareholder vote to approve the Business Combination or require the affirmative vote of the outstanding Voting Shares equal to (i) the Ratification Percentage (such affirmative vote shall not require the additional majority vote) or (ii) such other percentage as it so determines.

     An 'Interested Shareholder' generally is defined under the Delaware Certificate as the Beneficial Owner of 10% or more of the voting power of the outstanding Voting Shares (other than the Company, its employee benefit plans, or its majority owned subsidiaries), excluding, however, DWG Acquisition or any 'Affiliate' or 'Associate' (each as defined in the Delaware Certificate) thereof. The Board of Directors considers that a 10% holding, which causes a person to be classified as an 'insider' under Section 16 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and is double the percentage ownership required to trigger reporting obligations under Section 13(d) of the Exchange Act, for shareholders of public companies, is appropriate to define an Interested Shareholder. At the present time, the Company is not aware of the existence of any shareholder or group of shareholders that would be an Interested Shareholder. However, if the currently outstanding shares of the Company's Convertible Preferred Stock were to be converted by a Beneficial Owner into shares of Class A Common Stock, such Beneficial Owner (if other than DWG Acquisition) would become, upon such conversion, an Interested Shareholder. 'Beneficial Owner' and 'Beneficial Ownership' are defined in accordance with the definition of beneficial ownership under Rule 13d-3 of the General Rules and Regulations under the Exchange Act, and include all shares as to which the Interested Shareholder in question has sole or shared voting or investment power. However, an Interested Shareholder is also deemed to own beneficially shares owned, directly or indirectly, by any 'Affiliate' or 'Associate' (each as defined in the Delaware Certificate) of the Interested Shareholder, as well as
(i)  shares which it or any such Affiliate  or Associate has a right to acquire,
(ii) shares issuable upon the exercise of options or rights, or upon conversion of convertible securities, held by the Interested Shareholder, and (iii) shares beneficially owned by any other person with whom the Interested Shareholder or any of such shareholder's Affiliates or Associates acts as a partnership, syndicate or other group pursuant to an agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Company.

     A 'Business Combination' includes: (i) a merger or consolidation involving the Company or any of its subsidiaries and an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder, or an Affiliate thereof;
(ii) a sale, lease or other disposition (in one or a series of transactions) of a 'Substantial Part' (as defined in the Delaware Certificate) of the assets of the Company or any of its subsidiaries to an Interested Shareholder or an Affiliate or Associate of any Interested Shareholder, or an Affiliate thereof;
(iii) any sale or other disposition (in one or a series of transactions) to the Company or any of its subsidiaries of any assets (excluding any Voting Shares, but including without limitation any securities whether outstanding, authorized but unissued or in treasury, issued by an Interest Shareholder, or by an Affiliate or Associate of an Interested Shareholder or by an Affiliate thereof) of (A) any Interested Shareholder or (B) an Affiliate or Associate of an Interested Shareholder, or an Affiliate thereof, if the amount paid therefor constitutes a Substantial Part of the assets of the Company or any subsidiary; or (iv) an issuance (or a related series of issuances) of securities of the Company or any of its subsidiaries (except upon conversion of convertible securities as a result of a pro rata stock dividend or stock split) to an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or an Affiliate thereof, for consideration aggregating $5,000,000 or more; (v) a liquidation, dissolution, spinoff, split up or split off of the Company (if as of the record date for the determination of shareholders entitled to vote with respect thereto or, if no vote would otherwise be required, the date the transaction is planned to be consummated, any person is an Interested Shareholder); (vi) a reclassification or recapitalization of securities (including, without limitation, any combination of shares or reverse stock split) of the Company or any of its subsidiaries or a reorganization, in any case having the effect, directly or indirectly, of increasing the percentage interest of an Interested Shareholder in any class of equity securities of the Company or such subsidiary; and (vii) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

     A 'Continuing Director' is defined as one serving as a director as of the date of the Merger, or one subsequently elected or appointed whose election or appointment or recommendation by the Board of Directors for election by the Company's shareholders was approved of by at least a majority of the Continuing Directors then on the Board of Directors.

     'Voting Shares' is defined as any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

     The Business Combination provision described above is intended to provide safeguards to the Company's shareholders by requiring a higher shareholder vote than required under Delaware law in the event another person first obtains a substantial interest in the Company and then wishes to accomplish a combination of such person's business with that of the Company, or otherwise eliminate the shareholdings of the other shareholders. The federal securities law and regulations issued thereunder govern the disclosure required to be made to minority shareholders in such transactions but do not assure to shareholders the fairness of the terms of the Business Combination. Moreover, the statutory right of the remaining shareholders of the Company to dissent in connection with certain Business Combinations and receive the 'fair value' of their shares in cash may involve significant expense, delay and uncertainty to dissenting shareholders. Further, the 'fair value' of a shareholder's shares, as determined under this standard, may not be equivalent to the minimum price as determined pursuant to the provisions.

     The Business Combination provision is intended to close partially these gaps in the federal and state laws and to minimize certain of the potential inequities of those Business Combinations that involve two or more steps by requiring that in order to complete a Business Combination that is not approved by the Continuing Directors, such Interested Shareholder must obtain the affirmative votes of at least 75% of the voting power of the outstanding Voting Shares prior to proposing the Business Combination (including the affirmative vote of the holders of shares representing at least a majority of the voting power of the outstanding Voting Shares exclusive of those shares beneficially owned by the Interested Shareholder), or meet the minimum price and procedural requirements of the provision and obtain the approval of at least two-thirds of the voting power of the outstanding Voting Shares (and the additional majority vote). The provision also is designed to protect those shareholders who have not tendered or otherwise sold their shares to a purchaser who is attempting to acquire control by ensuring that at least the same price and form of consideration are paid to such shareholders in a Business Combination as were paid to shareholders in the initial step of the acquisition. In the absence of the provision, an Interested Shareholder who acquired control of the Company could subsequently, by virtue of such control, force minority shareholders to sell or exchange their shares at a price that would not reflect any premium such purchaser may have paid in order to acquire its controlling interest, but rather at a price set by such Interested Shareholder. Such a price might not only be lower than the price paid by such purchaser in acquiring control, but also could be in a less desirable form of consideration (e.g., equity or debt securities of the purchaser).

     In many situations, the minimum price, form of consideration and procedural requirements of the provision would require that a purchaser pay shareholders a higher price for their shares and/or structure the transaction differently from what would be the case without the provision. Accordingly, the Board of Directors believes that, to the extent a Business Combination were involved as part of a plan to acquire control of the Company, this provision would increase the likelihood that a purchaser would negotiate directly with the Board of Directors. The Board of Directors believes that it normally is in a better position than the individual shareholders of the Company to negotiate effectively on behalf of all shareholders in that the Board of Directors is likely to be more knowledgeable than any individual shareholder in assessing the business and prospects of the Company. Accordingly, the Board of Directors is of the view that negotiations between the Board of Directors and the purchaser would increase the likelihood that shareholders ultimately will receive a higher price for their shares from anyone desiring to obtain control of the Company through a Business Combination or otherwise.

     Although not all acquisitions of the Company's capital stock are made with the objective of acquiring control of the Company through a subsequent Business Combination, a purchaser in many cases desires to have the option to consummate such a Business Combination. Assuming that to be the case, the provision would tend to discourage purchasers whose objective is to seek control of the Company at a relatively low price, since acquiring the remaining equity interest may be difficult unless the minimum price, form of consideration and procedural requirements were satisfied or a majority of the Continuing Directors were to approve the transaction. The provision also should discourage the accumulation of large blocks of the Company's capital stock, which the Board of Directors believes to be disruptive to the stability of the Company, and which can sometimes precipitate a change of control of the Company on terms unfavorable to the Company's other shareholders.

     The Delaware Certificate provides that this provision may not be repeated, altered, changed or amended in any respect unless such action is approved by the affirmative vote of the holders of at least 75% of the Voting Shares (which 75% must include the affirmative vote of the holders of shares representing at least a majority of the voting power of the Voting Shares exclusive of those of which any Interested Shareholder is the Beneficial Owner), unless approved by a vote of a majority of the entire Board of Directors (but only if a majority of the directors acting favorably on the matter are Continuing Directors), in which case the Business Combination provision may be amended by the affirmative vote of holders of at least a majority of the voting power of the Voting Shares (such affirmative vote does not require the additional majority vote); and provided, further, that the Ratification Percentage may be amended, altered, changed or repealed by the affirmative vote of the holders of at least two-thirds of the voting power of the Voting Shares (such affirmative vote does not require the additional majority vote).

DESCRIPTION OF THE INDEMNIFICATION PROVISIONS

     The Ohio Corporation's indemnification arrangements are set forth in the Code of Regulations. The Ohio Articles do not provide for indemnification.

     Article VI of the Ohio Corporation's Code of Regulations provides that the Company shall indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee, or agent of the

Company or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise in the manner and to the maximum extent permitted by the Ohio Corporation Law, as amended from time to time. The Code of Regulations further provides that such indemnification is not to be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Ohio Articles of Incorporation or the Code of Regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. The Code of Regulations further provides that the Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a trustee, director, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under this Section.

     Directors' and Officers' Liability Insurance. The Ohio Corporation has a director and officer liability policy (the 'D & O Policy') with National Union Fire Insurance Company, a division of American International Group, in force from April 23, 1994 to April 23, 1995. The D & O Policy covers claims made against directors and officers of the Ohio Corporation while acting in their respective capacities as directors and officers, except for and to the extent that the Ohio Corporation has indemnified such directors and officers. While the Ohio Corporation has pursued the broadest coverage terms available, no such policy is broad enough to cover all potential claims. Major exclusions include 'claims brought by shareholders owning 5% or more of the stock' and wrongful acts occurring or alleged to have occurred prior to April 23, 1993.

     The Delaware Certificate provides indemnification in all situations to the fullest extent permitted by Delaware law (including as such law may be amended in the future to be more favorable to directors and officers).

     Article VII of the Delaware Certificate provides as follows:

     Section 1 provides that, to the extent not prohibited by law, the Delaware Corporation shall indemnify its directors and officers for expenses (including attorneys' fees and disbursements) and any liability or loss paid or incurred if such person is or was made, or threatened to be made, a party to any action by reason of the fact that such person is or was a director or officer of the Delaware Corporation, or is or was serving in any capacity at the request of the Delaware Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an 'Other Entity'). Persons who are not directors or officers of the Delaware Corporation may be similarly indemnified in respect of service to the Delaware Corporation or to an Other Entity at the request of the Delaware Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of Article VII of the Delaware Certificate.

     Section 1 permits indemnification whether the basis of such proceeding is an alleged action in an official capacity or in any other capacity while serving as an officer or director. However, Section 1 is limited by reference to the Delaware Corporation Law, which specifically limits indemnification in the case of derivative suits (suits brought in the name and on behalf of the Delaware Corporation) to the payment of expenses if the person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Delaware Corporation. If a person is adjudged liable to the Delaware Corporation in a derivative suit (but not in other suits) no indemnification payments may be made unless a court determines otherwise.

     Section 2 provides that expenses are to be advanced prior to the final disposition of a proceeding upon the receipt by the Delaware Corporation of an undertaking that the director or officer will repay such advances if he or she is ultimately found not to be entitled to indemnification.

     Section 3 provides that the right to indemnification under the Delaware Certificate is not an exclusive right and, therefore, the Delaware Corporation may provide other indemnification, if appropriate. Such a non-exclusivity provision is currently provided in the Ohio Corporation's Code of Regulations.

     Section 4 provides that the right to indemnity and to receive advances continues as to a director or officer after such person has ceased to hold an office with the Delaware Corporation. Similar provision for continuation of protection is currently contained in the Ohio Corporation's Code of Regulations.

     Section 5 permits the Delaware Corporation, as provided in the Delaware Corporation Law, to purchase directors' and officers' liability insurance.
Section 5 also permits the Delaware Corporation to establish a trust fund to ensure payments of indemnification claims.

     Section 6 provides that the right to indemnification is a contract right and, therefore, cannot be retroactively eliminated by a later stockholder vote.

     Section 7 permits a person entitled to indemnity to bring an action in court to obtain such indemnity and requires that in any such suit the court will not be bound by a decision of the Board of Directors, independent counsel or stockholders that such person is not entitled to indemnification. The purpose of
Section 7 is to permit court determination of the issue, notwithstanding a negative decision by the Board of Directors, its chosen counsel or the stockholders, which decision might be made, for example, following a change of control in the Delaware Corporation.

     Section 8 provides that any director or officer of the Delaware Corporation serving in any capacity with a majority owned subsidiary or any employee benefit plan of the Delaware Corporation or any majority owned subsidiary corporation shall be deemed to be doing so at the request of the Delaware Corporation.

     Section 9 provides that any person entitled to be indemnified may elect to have the right to indemnification interpreted on the basis of the applicable law in effect at the time of the occurrence of the events giving rise to the action, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification is sought.

     Currently, the indemnification provisions in the Code of Regulations are subject to repeal or amendment by either the stockholders or the Board of Directors. The indemnification provisions contained in the Delaware Certificate may be amended or repealed only by the stockholders of the Delaware Corporation following approval thereof by the Board of Directors. The Delaware Corporation has been informed that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933, as amended, is against public policy as expressed in such Act and is therefore unenforceable.

     Article VIII of the Delaware Certificate, in general, eliminates the personal liability of each of the directors of the Delaware Corporation (but not a director acting in another capacity, such as an officer or employee) to the Delaware Corporation or its stockholders for monetary damages for breach of a director's fiduciary duty of care. Except as described below, the effect of such
Article is to protect directors for all their business decisions, including those later found by a court to have been negligent or grossly negligent. Such Article might also protect directors from liability for breaches of their fiduciary duties in non-decision making contexts. However, it does not eliminate or limit the liability of a director for: (i) a breach of the director's duty of loyalty to the Delaware Corporation or its stockholders; (ii) acts or omissions not in good faith; (iii) acts or omissions which involve intentional misconduct or a knowing violation of law; (iv) willful or negligent conduct in connection with the payment of illegal dividends, or unlawful stock repurchases or redemptions; or (v) any transaction from which the director derives an improper personal benefit. In addition, such Article does not limit a director's liability for violations of the Federal securities laws. In general, the 'duty of loyalty' requires directors to refrain from self-dealing; it requires directors to place the interests of stockholders above their own when the two may be in conflict.

     Although monetary damage awards occasioned by a breach of the duty of care are eliminated, the Delaware Certificate does not eliminate the duty of care and, therefore, does not prevent a stockholder from seeking equitable remedies for an alleged breach of such duty, including an injunction prohibiting a proposed action or transaction. The Delaware Certificate permits only a limitation on liability of a director to the Delaware Corporation (including derivative actions) and its stockholders. Directors are potentially liable for damages in suits brought by third parties (including governmental and regulatory agencies).

     The indemnification provided by the Delaware Certificate and the limitation on the personal liability of a director to its stockholders for monetary damages for violations of a director's fiduciary duty of care provided by the Delaware Certificate extend only so far as is legally permitted. If the Delaware
Corporation Law is amended to permit broader indemnification rights, the protection afforded to directors and officers of the Delaware Corporation by the Delaware Certificate will be expanded to the fullest extent authorized by the Delaware Corporation Law, as so amended, without further stockholder action. Similarly, if the Delaware Corporation Law is amended to permit the further elimination or limitation of the personal liability of directors for breaches of fiduciary duties, then the liability of directors shall be eliminated or limited to the fullest extent authorized by the Delaware Corporation Law.

     The Company believes that the indemnification provisions described above, together with the limitation of Directors' liability provided for by the Delaware Certificate, will ensure that the stockholders will continue to benefit from the services of qualified directors and officers. Notwithstanding the foregoing, under certain circumstances, because of the indemnification provisions, the Company may in the future be obligated to incur more expense in indemnifying its officers and directors, which may affect the Company's future profitability. In addition, stockholders should note that limitation on directors' liability may have the effect of reducing the likelihood of derivative litigation against directors and may also discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty of care, even though such an action, if successful, might otherwise have benefitted the Company and its stockholders. Furthermore, because of the limitation of a director's liability, the Company's stockholders will lose the right to maintain certain causes of action in the future that exist under common law, including a stockholder's right on behalf of himself or the Company to recover monetary damages against Directors for negligence or gross negligence.

     Because the Company believes that providing effective indemnification arrangements is vital to the Company's ability to continue to attract and retain effective qualified and capable directors, management, employees and fiduciaries, the Board of Directors is also asking shareholders to authorize indemnification agreements to be entered into by the Corporation with each of its directors, officers and certain other employees, agents and fiduciaries. See 'Proposal 4. Authorization of Indemnification Agreements.'

PROVISIONS OF THE DELAWARE BY-LAWS

     The By-laws of the Delaware Corporation have been prepared in accordance with the Delaware Certificate and the Delaware Corporation Law. They set forth important rules relating to the governing of the Delaware Corporation, including provisions which dictate how the Board of Directors and Committees thereof are to operate, how meetings of shareholders of the Delaware Corporation may be called and the procedures to be followed by any shareholder of the Delaware Corporation that wishes to nominate any person to be a director of the Delaware Corporation or otherwise bring any other proposal before a meeting of shareholders. Shareholders are urged to carefully review the full text of the Delaware By-laws which is attached to this Proxy Statement as Exhibit C hereto.

TRADING IN THE DELAWARE CLASS A COMMON STOCK

     It is anticipated that the Delaware Corporation will take the necessary steps to arrange for the Delaware Class A Common Stock to be listed and traded on the NYSE and on the PSE. It is also expected that such listing and trading will begin on the effective date of the Merger, subject to the rules of the NYSE and the PSE.

FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of counsel to the Company, Paul, Weiss, Rifkind, Wharton & Garrison, under present Federal income tax laws, no gain or loss will be recognized to the Ohio Corporation or the Delaware Corporation as a result of the Merger, and no gain or loss will be recognized under such laws to the holders of outstanding shares of capital stock of the Company other than holders who receive cash on exercise of dissenters' rights as a result thereof. A holder of shares who dissents and receives cash payment for his shares will be treated as having received such payment in redemption of such shares, subject to the conditions and limitations of Section 302 of the Internal Revenue Code of 1986, as amended, including the attribution rules of Section 318. EACH HOLDER WHO CONTEMPLATES EXERCISING DISSENTERS' RIGHTS SHOULD CONSULT HIS OWN TAX ADVISOR AS TO THE POSSIBILITY THAT ANY PAYMENT TO HIM WILL BE TREATED AS DIVIDEND INCOME RATHER THAN CAPITAL GAIN. No opinion is given with respect to the tax consequences to the holders of outstanding shares of capital stock of the Company arising under the law of any state, locality or foreign jurisdiction, nor is any opinion given with respect to the Federal tax consequences of the Merger upon foreign holders of outstanding shares of capital stock of the Company.

INCREASE OF AUTHORIZED SHARES OF CAPITAL STOCK

     The authorized capitalization of the Ohio Corporation consists of 100 million shares, of which 75 million are Class A Common Stock, 12 million are Class B Common Stock, 6 million are Redeemable Convertible Preferred Stock, 5 million are Ohio Serial Preferred Stock and 2 million are Ohio Junior Serial Preferred Stock.

     The authorized capitalization of the Delaware corporation consists of 150 million shares, of which 100 million are Delaware Class A Common Stock, 25 million are Delaware Class B Common Stock and 25 million are Delaware Preferred Stock, including 5,982,866 shares of Delaware Redeemable

Convertible Preferred Stock. Accordingly, approval of the Merger will include approval of an effective increase of 50 million shares of capital stock. The capital structure of the Delaware Certificate was designed to provide the holder of shares of Delaware Class A Common Stock and Delaware Redeemable Convertible Preferred Stock with substantially the same rights, preferences and limitations after the Merger as were applicable to the Class A Common Stock and Redeemable Convertible Preferred Stock prior to the Merger.


     Immediately  following  the  effective  time of  the  Merger,  the Delaware
Corporation will have issued and outstanding the same number of shares of Delaware Class A Common Stock and the same number of shares of Delaware Redeemable Convertible Preferred Stock as the Ohio Corporation had issued and outstanding of Class A Common Stock and of Redeemable Convertible Preferred Stock immediately prior to the effective time of the Merger. In addition, 4,985,722 shares of Delaware Class B Common Stock will be reserved for issuance upon the conversion of the Delaware Redeemable Convertible Preferred Stock and 4,985,722 shares of Delaware Class A Common Stock will be reserved for issuance upon the conversion of the Delaware Redeemable Convertible Preferred Stock and/or the Delaware Class B Common Stock into which such Delaware Redeemable Convertible Preferred Stock is convertible; and 3,008,750 shares (to be increased to 9,508,750 shares if Proposal 3 is approved) of Delaware Class A Common Stock will be reserved for issuance upon the exercise of stock options or the issuance of restricted stock awards issued pursuant to the Equity Participation Plan. Immediately prior to and immediately following the effective time of the Merger, the Delaware Corporation will have the same number of shares of Delaware Class B Common Stock and of Delaware Class A Common Stock reserved for issuance as the Ohio Corporation had reserved for issuance of its Class B Common Stock and its Class A Common Stock. If Proposal 4 is approved, the number of shares of Delaware Class A Common Stock and of Ohio Class A Common Stock reserved for issuance under the Equity Participation Plan will be increased in identical manner.


     The Board of Directors believes that the increase in the number of authorized shares of capital stock is desirable so that additional shares of capital stock are available for issuance for proper corporate purposes, including possible stock dividends, acquisitions, financings, employee benefit plans and other corporate purposes, in order to avoid, in each instance, the delay and expense otherwise involved in obtaining shareholder approval for individual amendments to the Delaware Certificate. For example, the Company continuously reviews opportunities to acquire businesses, some of which might involve the issuance of shares of capital stock. If the Merger is approved, the Board of Directors would be able to issue, for any proper corporate purpose, such authorized but unissued shares without further action from the shareholders. Depending on the purpose, terms and conditions, any such issuance could have the effect of diluting current shareholders' proportionate interests in the Company. Shareholders have no preemptive rights to subscribe to additional shares of capital stock of the Delaware Corporation when issued. Whether or not any proposed transaction involving the issuance of shares will be submitted to the shareholders for approval will be determined by legal requirements and the regulations of any stock exchange on which the Company's shares are then listed.

     Although not a factor in the Board of Directors' decision to propose the Merger, one of the effects of increasing the number of authorized shares of capital stock may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would have the additional shares available to effect a sale of shares, merger, consolidation or similar transaction whereby the number of the Company's outstanding shares would be increased and thereby dilute the interest of a party attempting to obtain control of the Company as well as voting

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
rights of the Company's other shareholders. In addition, the Board of Directors is authorized under the Delaware Certificate to determine the voting powers of any series of preferred stock, thereby creating the possibility of class voting for approval of mergers or consolidations or similar transactions, which may render more difficult or may discourage attempts to obtain control of the Company.

     Under the Delaware Certificate, the Board of Directors is authorized, without further action by the shareholders, to issue shares of Preferred Stock in series. The Preferred Stock is senior to all classes of Delaware Common Stock with respect to dividend payments and distribution of assets upon liquidation. With respect to each series of Delaware Preferred Stock, the authority of the Board of Directors of the Delaware Corporation includes, but is not limited to, the authority to determine: (i) the number of shares in the series; (ii) dividend rates; (iii) voting powers, if any; (iv) conversion or exchange privileges, if any; (v) redemption provisions, if any; (vi) liquidation rights;
(vii) whether the  shares will  be subject to  sinking or  retirement fund;  and
(viii) such other provisions relating to rights and privileges as shall not be inconsistent with law or the Delaware Certificate. The specific terms of any series of Delaware Preferred Stock will depend primarily on market and other conditions at the time of issuance. So long as there are shares of Delaware Redeemable Convertible Preferred Stock outstanding, the aggregate stated value of all other shares of Preferred Stock ranking on a parity with the shares of Delaware Redeemable Convertible Preferred Stock with respect to dividend payments and distribution of assets upon liquidation may not exceed $50 million.

                                  PROPOSAL 3.
              APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED 1993
                           EQUITY PARTICIPATION PLAN
INTRODUCTION

     In 1993, as a part of the Company's ongoing program to provide senior management with incentives linked to longer-term business unit and corporate performance, the Board of Directors and shareholders approved the Equity Participation Plan. The Equity Participation Plan is designed to provide senior corporate and business unit managers and key employees with stock based incentives which overall are intended to provide competitive long-term incentive opportunities and tie executive long-term financial gain to increases in the Company's stock price. To further the purposes of the Equity Participation Plan, the Board of Directors in April 1994 amended the Equity Participation Plan, subject to approval of the Company's shareholders, to (a) increase the maximum number of shares of Class A Common Stock that may be granted as restricted shares or delivered pursuant to the exercise of options granted under the Equity Participation Plan from 3,500,000 to 10,000,000; (b) extend the maximum term for which options (other than options automatically granted to non-employee directors) may be granted under the Equity Participation Plan from ten to 15 years; (c) increase the number of shares of Class A Common Stock with respect to which options and SARs may be granted to any individual during the term of the Equity Participation Plan from 3,500,000 to 5,000,000; (d) permit the exercise of options through a cashless exercise program and, in the case of certain non-employee Directors, by delivery of previously acquired shares of Class A Common Stock held by such directors for at least six months; (e) authorize the Committee (as hereinafter defined), at its discretion, to grant replacement or reload options upon the exercise of certain options under certain circumstances; and (f) permit directors to elect to receive any annual retainer and/or meeting fees that may become payable in shares of Class A Common Stock (collectively, the 'Amendments'). The Board of Directors believes that the Amendments will provide the Committee with increased flexibility in structuring grants of options and in awarding options and restricted shares to eligible participants (other than non-employee directors whose grants are fixed under the terms of the Equity Participation Plan). In addition, the Committee has awarded an aggregate of 3,850,000 'performance stock options' (the 'Performance Options') under the Equity Participation Plan to Messrs. Peltz, May and Kalvaria, subject to shareholder approval of Proposal 3. A vote FOR approval of Proposal 3 will constitute a vote for approval of the Amendments. If the Amendments are approved, the Performance Options will become effective. For further information concerning options (including the Performance Options) and restricted shares granted under the Equity Participation Plan, see 'Executive Compensation' above.

REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of holders of a majority of the total shares of Class A Common Stock outstanding and entitled to vote at the Meeting. If Proposal 3 is approved, the Amendments and the Performance Option grants (which were granted subject to the approval of appropriate amendments to the Equity Participation Plan by the shareholders) will become effective. If Proposal 3 is not approved, the Amendments will not become effective and the Equity Participation Plan will continue in effect as adopted by the Board of Directors on April 24, 1993 and approved by the shareholders at the October 27, 1993 Annual Meeting of Shareholders and the Performance Option grants will not become effective and will be deemed to be null and void ab initio.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE EQUITY PARTICIPATION PLAN.

SUMMARY OF PLAN PROVISIONS AND PROPOSED AMENDMENTS

     The following description of the Equity Participation Plan is merely a summary of certain provisions thereof and is qualified in its entirety by the full text of the Equity Participation Plan attached hereto as Exhibit E. Such Exhibit E is a part of this Proxy Statement and should be read in connection with the following summary. In Exhibit E, language in brackets [ ] currently appears in the Equity Participation Plan but will be deleted if Proposal 3 is approved and language that is underlined will be added to the Equity Participation Plan if Proposal 3 is approved.

     Purpose. The purpose of the Equity Participation Plan is to promote the interests of the Company and its shareholders by (i) securing for the Company and its shareholders the benefits of the additional incentive inherent in the ownership of the capital stock of the Company by directors, selected officers, and key employees of, and key consultants to, the Company and its subsidiaries, including the individuals named in the Summary Compensation Table, who are important to the success and growth of the business of the Company and its subsidiaries and (ii) assisting the Company to secure and retain the services of such persons. The Equity Participation Plan provides for granting such persons
(a) options for the purchase of shares of Class A Common Stock, (b) tandem SARs and (c) restricted shares of Class A Common Stock that are both restricted as to transferability and subject to a substantial risk of forfeiture ('Restricted Shares'). Approximately 100 employees and approximately 10 non-employee directors are eligible to participate under the Equity Participation Plan.

     Administration. The Equity Participation Plan is administered by a committee (the 'Committee') consisting of two or more directors appointed from time to time by the Board of Directors of the Company. The current members of the Committee are Messrs. Felt, Pallot and Tsai, who are the current members of the Compensation Committee. Except for certain automatic grants to non-employee directors and shares which may be issued in lieu of cash retainer and meeting fees, as described below, no member of the Committee may be, or within one year before having become a member of the Committee may have been, granted or awarded pursuant to the Plan or any other plan of the Company or any of its subsidiaries, any options, SARs or Restricted Shares. Subject to the limitations and conditions of the Equity Participation Plan, the Committee has authority to determine the amounts, times, forms and terms and conditions of grants under the Plan.

     Although the Committee has discretion (within the limits of the Equity Participation Plan) to determine the terms of options granted under the Equity Participation Plan, all of the Options previously granted under the Equity
Participation Plan, other than the options automatically granted to the non-employee directors under Section 11 of the Equity Participation Plan and the Performance Options, vest and become exercisable either (i) one-third on each of the first, second and third anniversaries of the grant date or (ii) one-third on each of the third, fourth and fifth anniversaries of the grant date.

     All of the Performance Options were granted by the Committee, subject to approval by the shareholders of appropriate amendments to the Equity Participation Plan. The Board of Directors has approved such amendments. The 3,500,000 Performance Options which in the aggregate were granted to the Chairman and Chief Executive Officer and to the President and Chief Operating Officer were granted in lieu of base salary, annual performance bonus and long-term compensation for a six-year period commencing April, 1993. In addition, 350,000 Performance Options were granted to the Vice Chairman. All of the Performance Options have an exercise price of $20.125 per share and will vest and become exercisable as follows: if the closing price of a share of Class A Common Stock is at least $27.1875 (approximately 135% of the exercise price of each Performance Option) for 20 out of 30 consecutive trading days ending on or prior to March 30, 1999, each Performance Option will vest and become exercisable as to one-third of the shares subject to the Performance Option; if the closing price of a share of Class A Common Stock is at least $36.25 per share (approximately 180% of the exercise price of each Performance Option) for 20 out of 30 consecutive trading days ending on or prior to March 30, 2000, each Performance Option will vest and become exercisable as to one-third of the shares subject to the Performance Option; and if the closing price of a share of Class A Common Stock is at least $45.3125 (approximately 225% of the exercise price of the Performance Option) for 20 out of 30 consecutive trading days ending on or prior to March 30, 2001, the Performance Option will vest and become exercisable as to one-third of the shares subject to the Performance Option. In addition to early vesting in the event such closing price levels are attained, each such option will also vest and become exercisable on September 30, 2008 even if Class A Common Stock does not so appreciate.

     Additionally, the Performance Options that are exercisable immediately prior to termination of the optionee's employment remain exercisable after termination of the optionee's employment during the period of three months immediately following such termination, except upon termination for cause. Upon the optionee's death or permanent disability while employed by the Company or upon the optionee's death during the three months following the optionee's termination of employment, the option becomes fully exercisable and, in the case of the optionee's death, remains exercisable until six months after the issuance of letters testamentary or letters of administration to the executor or administrator of the deceased optionee's estate, but in no event later than one year after the optionee's death.

     Shares Subject to the Plan. Subject to certain antidilution adjustments, the maximum aggregate number of shares of Class A Common Stock that may granted as Restricted Shares or delivered on the exercise of options pursuant to the Equity Participation Plan (and the maximum number of shares of Class A Common Stock subject to option for any individual optionee) is currently 3,500,000. Subject to shareholder approval of the Amendments, the maximum number of shares of Class A Common Stock that may be granted or delivered pursuant to the Equity Participation Plan will be 10,000,000. In addition, subject to shareholder approval of the Amendments, the maximum number of shares of Class A Common Stock with respect to which options or SARs may be granted to any individual optionee during the term of the Equity Participation Plan will be increased from 3,500,000 to 5,000,000. The shares of Class A Common Stock may be either authorized but unissued shares or treasury shares, including such shares reacquired by the Company.

     If an option expires or terminates for any reason during the term of the Equity Participation Plan and prior to the exercise in full of such option or the related SAR, if any, or if Restricted Shares are forfeited as provided in the grant of such Restricted Shares, the number of shares of Class A Common Stock previously subject to but not delivered under such option, related SAR or grant of Restricted Shares shall be available for the grant of options, SARs or Restricted Shares thereafter. An option that terminates upon the exercise of a tandem SAR shall be deemed to have been exercised at the time of the exercise of such tandem SAR, and the shares of Class A Common Stock subject thereto shall not be available for further grants under the Equity Participation Plan.

     Certain Provisions Relating to Options and SARs. For Federal income tax purposes, options granted pursuant to the Equity Participation Plan will be 'nonqualified' options, i.e., they will not be 'incentive stock options' as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended. The price per share to be paid by the optionee on the date an option is exercised may not be less than 50% of the fair market value on the date such option is granted. The Performance Options were granted in April, 1994 (subject to approval of appropriate amendments to the Equity Participation Plan by the shareholders) and have an exercise price of $20.125 per share, which was the closing price of the Class A Common Stock on the NYSE on the grant date. The period after which options granted under the Equity Participation Plan may not be exercised shall be determined by the Committee with respect to each option granted but currently may not exceed ten years from the date on which the option is granted. Subject to shareholder approval, the Equity Participation Plan has been amended by the Board of Directors to provide that options (which would include the Performance Options) may be granted for a maximum of 15 years from the date on which the option is granted. Options previously granted (other than the Performance Options which have a 15 year term) will not be amended and will remain exercisable for a maximum term of ten years from the date of grant. The purchase price of the shares of Class A Common Stock as to which an option is exercised is to be paid in cash or by check, except that the Committee may in its discretion allow such payment to be made by surrender of unrestricted shares of Class A Common Stock (at their fair market value on the date of exercise) or by a combination of cash, check and unrestricted shares of Class A Common Stock. Subject to shareholder approval, the Equity Participation Plan has been amended to provide that in addition to the foregoing provisions with respect to the payment of the purchase price of shares of Class A Common Stock as to which an option is exercised, an optionee may also elect to purchase shares of Class A Common Stock on exercise of an option by assigning to the Company a sufficient amount of the proceeds from the sale of shares upon such exercise to pay for the purchase price of all such exercised options, through a cashless exercise program (as more fully described in the Equity Participation Plan) or by any combination of the foregoing.

     The Committee may in its discretion grant SARs in connection with any option, either at the time the option is granted or at any time thereafter while the option remains outstanding, to any person who at that time is eligible to be granted an option. The number of SARs granted to a person which shall be exercisable during any given period of time shall not exceed the number of shares of Class A Common Stock which he or she may purchase upon the exercise of the related option or options during such period of time. Upon the exercise of an option pursuant to the Equity Participation Plan, the SARs relating to the shares of Class A Common Stock covered by such exercise shall terminate. Upon the exercise of SARs pursuant to the Equity Participation Plan, the related option to the extent of an equal number of shares of Class A Common Stock shall terminate.

     Upon an optionee's exercise of some or all of his or her SARs, the optionee will receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR will be the difference between (i) the fair market value of the underlying share of Class A Common Stock on the date of the exercise of such SAR and (ii) the option price per share of Class A Common Stock specified for the related option. Upon an optionee's exercise of SAR's, the optionee will receive in settlement thereof an amount equal to the value of the stock appreciation for the number SARs exercised, payable in cash, shares of Class A Common Stock or a combination thereof, as determined in the sole discretion of the Committee.

     An SAR will be exercisable only during the period when the option to which it is related is also exercisable. However, in no event may an SAR be exercisable during the first six months after being granted, except that an SAR is exercisable at the time of death or disability of the optionee if the related option is then exercisable. No SAR may be exercised for cash, in whole or in part, except during the period beginning on the third business day following the date of release of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date.

     Subject to shareholder approval of the Amendments, the Equity Participation Plan has been amended to authorize the Committee, at its discretion, to issue replacement or reload options to an option holder who has utilized shares of Class A Common Stock to pay the exercise price of an option granted under the Equity Participation Plan and/or to pay any withholding taxes applicable to such exercise. If granted, a replacement or reload option will be exercisable for the same number of shares as were utilized by the exercising option holder to pay such exercise price and/or withholding taxes. Any such replacement or reload option will have an exercise price equal to the fair market value of a share of Class A Common Stock on the date such replacement or reload option is granted, and, unless the Committee determines otherwise, all other terms and conditions of such replacement or reload option (including the date or dates on which such option shall become exercisable and the term of the option) will be identical to the terms and conditions of the exercised option with respect to which the replacement or reload option is granted. No replacement or reload option may be granted in respect of the exercise of any option granted pursuant to the Equity Participation Plan as an automatic grant to a non-employee director (see 'Automatic Grants to Non-Employee Directors' below).

     Automatic Grants to Non-Employee Directors. Each director of the Company who is not then an employee of the Company or any subsidiary receives under the Equity Participation Plan on the later of (i) the date of his or her initial election or appointment to the Board of Directors and (ii) April 24, 1993, options to purchase 3,000 shares of Class A Common Stock and, in connection therewith, SARs for the same number of shares of Class A Common Stock. On the date of each subsequent annual meeting of shareholders of the Company at which a director is reelected, he or she receives options to purchase 1,000 shares of Class A Common Stock and, in connection therewith, SARs for the same number of shares of Class A Common Stock. Each such option has a term of ten years, subject to earlier termination upon the option holder's termination of service to the Company. Each such option becomes exercisable to the extent of one-half thereof on each of the two immediately succeeding anniversaries of the date of grant. The price per share of Class A Common Stock to be paid by the holder of such an option is equal to the fair market value of one share of Class A Common Stock on the date the option is granted. The purchase price of the shares of Class A Common Stock as to which such an option is exercised may be paid in cash, and, subject to shareholder approval of the Amendments, by check, by delivery of unrestricted shares of Class A Common Stock held by the optionee for at least six months, through the cashless exercise program described above under 'Certain Provisions Relating to Options and SARs' or by a combination of the foregoing at the director's election. SARs are exercisable only for shares of Class A Common Stock.

     Elective Purchase of Shares. Subject to shareholder approval of the Amendments, the Equity Participation Plan has been amended to permit directors to elect to receive in shares of Class A Common Stock all or any portion of the annual retainer fees and/or Board or committee meeting attendance fees (the 'Fees') that otherwise would be payable to him or her in cash.

     Any election (other than an initial election made within a specified period following the approval of the Amendments or the time a director first becomes a member of the Board) to receive shares of Class A Common Stock rather than cash must be made at least six months in advance of payment and shall continue in effect until revoked by an election made at least six months in advance. There shall be no limit on the number of elections or revocations that may be made by a director, except that no such election (other than an initial election made within a specified period following the approval of the

Amendments or the time a director first becomes a member of the Board) or revocation may take effect until at least six months after such election or revocation shall have been delivered to the Secretary of the Company. Any shares of Class A Common Stock payable under such an election shall be issued on the same date that the Fees would have been paid in cash. The number of shares of Class A Common Stock to be issued on account of an election to receive shares of Class A Common Stock in payment of Fees shall be based on the average of the closing prices of the shares of Class A Common Stock for the 20 consecutive trading days immediately preceding the date as of which the Fees are payable. Cash will be paid in lieu of issuing any fractional share of Class A Common Stock.

     Certain Provisions Applicable to Restricted Shares. The Committee may grant Restricted Shares to certain eligible persons at any time. In granting
Restricted Shares, the Committee shall determine in its sole discretion the period or periods during which the restrictions on transferability applicable to such Restricted Shares will be in force (the 'Restricted Period'). During the Restricted Period applicable to each grant of Restricted Shares, such Restricted Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a grantee's eventual right, if any, to such Restricted Shares may not be assigned or transferred except by will or by the laws of descent and distribution. With respect to each grant of Restricted Shares, the Committee shall determine in its sole discretion the restrictions on vesting which will apply to the Restricted Shares for the Restricted Period. If the Committee deems restrictions on vesting inappropriate for any grantee, it may approve the award and delivery to such grantee of all or any portion of the Restricted Shares free and clear of all restrictions on transferability. The Company is not obligated to deliver any Restricted Shares free and clear of the restrictions on transferability until the Company has satisfied itself that such delivery complies with all applicable laws and regulations.

     Shareholder Rights. Except for the restrictions on transferability, a grantee of Restricted Shares will have the rights of a holder of the shares of Class A Common Stock, including the right to receive dividends paid on such shares and the right to vote such shares at meetings of shareholders of the Company. However, no optionee will have any of the rights of a shareholder with respect to any shares of Class A Common Stock unless and until he or she has exercised his or her option with respect to such shares of Class A Common Stock and has paid the full purchase price therefor.

     Changes  in Control. The Equity Participation  Plan also provides that upon
(i) the acquisition by any person of 50% or more of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (ii) a majority of the directors of the Company being individuals who are not nominated by the Board of Directors (a 'Plan Change of Control'), any outstanding options granted under the Equity Participation Plan to officers or directors of the Company shall become fully and immediately exercisable and any restrictions on vesting applicable to any Restricted Shares held by an officer of the Company will lapse and such Restricted Shares will be delivered free and clear of all transferability restrictions. The acquisition of any portion of the combined voting power of the Company by DWG Acquisition, Nelson Peltz or Peter W. May or by any person affiliated with such persons will not constitute a Plan Change of Control.

     Amendment and Discontinuance. The Board of Directors may alter, suspend, or discontinue the Equity Participation Plan, but, with certain exceptions relating to antidilution adjustments, may not, without the approval of the holders of a majority of the Class A Common Stock, make any alteration or amendment which operates to (a) materially increase the number of shares of Class A Common Stock which are available for the grant of options, SARs and Restricted Shares under the Equity Participation Plan, (b) extend the term during which options may be granted under the Equity Participation Plan or the maximum option period provided in the Equity Participation Plan, (c) decrease the minimum option price provided in the Equity Participation Plan, (d) materially increase the rights of optionees with respect to SARs in a manner which would not comply with Rule 16b-3 of the Securities and Exchange Commission ('Rule 16b-3'), (e) amend the provisions for automatic grants to non-employee directors in a manner which would not comply with Rule 16b-3, or (f) materially modify the requirements as to eligibility for participation in the Equity Participation Plan, except as otherwise required to comply with Rule 16b-3.

     Effective Date  and  Duration  of  the  Plan  and  Amendments.  The  Equity
Participation Plan became effective as of April 24, 1993, the date of its adoption by the Board of Directors. The Amendments shall, upon approval by shareholders, become effective as of April 21, 1994, the date the Compensation Committee granted the Performance Options subject to the approval by the shareholders of appropriate amendments to the Equity Participation Plan. The term during which options, SARs and Restricted Shares may be granted under the Equity Participation Plan expires on April 24, 1998.

FEDERAL TAX CONSEQUENCES

     An employee who has been granted an option, SAR or Restricted Shares will not generally realize taxable income at the date of grant and the Company will not be entitled to a deduction at that time.

     An employee who exercises an option or a SAR generally will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares of Class A Common Stock on the date of exercise over the option price, or, in the case of an SAR, the fair market value of the shares of Class A Common Stock and any cash delivered upon exercise. In each case, the Company will generally be entitled to a corresponding deduction for federal income tax purposes.

     At the time Restricted Shares vest (that is, upon expiration of the Restriction Period) the holder of Restricted Shares will generally realize ordinary income in an amount equal to the fair market value of such Restricted Shares and any cash delivered at the time of vesting, and the Company will generally be entitled to a corresponding deduction for federal income tax purposes. However, if an employee makes a special tax election to recognize income with respect to the Restricted Shares on the date of grant, then the amount of ordinary income will be determined on such date. Dividends paid to the holder during the Restriction Period will also be compensation income to the employee and deductible as such by the Company.

     If a director's Fees are paid in the form of shares of Class A Common Stock, generally the director will realize ordinary income equal to the value of those shares (plus any cash received in lieu of a fractional share). If the sale of such shares by the director could give rise to suit under Section 16(b) of the Securities Exchange Act of 1934, taxation is generally deferred for up to six months.

     On August 10, 1993, President Clinton signed into law the Tax Act, which includes a provision that may preclude a publicly held corporation from deducting annual compensation in excess of $1,000,000 paid to certain of its highly compensated officers. However, there are exceptions for qualified performance based compensation (including certain stock options and SARs) if certain conditions are met. Although the Company intends that awards of stock options and SARs under the Equity Participation Plan will satisfy the requirements to be considered performance based for purposes of the Tax Act, there can be no assurance such awards will satisfy such requirements. The foregoing is only a general summary of the tax effects to the employee and the Company of options, SARs and Restricted Shares granted or awarded under the Equity Participation Plan. There are a number of special tax rules

(including the alternative minimum tax, deduction limits and excise taxes applicable in the event of a change in control and withholding requirements) and elections which may be applicable under certain circumstances.

INFORMATION CONCERNING THE PERFORMANCE OPTIONS

     The following table sets forth the value of all of the Performance Options as of their date of grant (April 21, 1994) using a Black-Scholes option pricing model. Other than the Performance Options, no benefits have been awarded or granted pursuant to the Amendments to any of the Named Officers.

                               NEW PLAN BENEFITS
              AMENDED AND RESTATED 1993 EQUITY PARTICIPATION PLAN

                                                                    NUMBER OF SECURITIES              GRANT DATE
                     NAME AND POSITION                         UNDERLYING OPTIONS GRANTED (#)    PRESENT VALUE ($)(1)
- ------------------------------------------------------------   ------------------------------    --------------------
Nelson Peltz................................................              2,100,000                 19,187,175
Peter W. May................................................              1,400,000                 12,791,450
Leon Kalvaria...............................................                350,000                  3,197,862.50

- ------------

(1) These values were calculated using the Binomial Option Pricing Model, which provides a better methodology for developing a present value for Performance Options than the Black-Scholes Model. The options will become exercisable and have actual value to the executive only if the performance criteria are achieved. The actual value, if any, that an executive may realize will depend on the excess, if any, of the stock price over the exercise price on the date the options are exercised, and no assurance exists that the value realizes by an executive will be at or near the value estimated by the Binomial Pricing Model. The following assumptions were used in the calculations:

         (a) assumed option term of 7.5 years;

         (b) stock price volatility factor of 0.4758;

         (c) 6.5% annual discount rate; and

         (d) no dividend payment.

                                   PROPOSAL 4
                  AUTHORIZATION OF INDEMNIFICATION AGREEMENTS

INTRODUCTION; REQUIRED VOTE

     As discussed under 'Proposal 2. Reincorporation in
Delaware -- Indemnification Provisions' above, the Board of Directors has determined that it is the Company's best interest to provide the broadest possible indemnification coverage to the Company's directors and officers. In addition, the Board of Directors has determined that providing broad indemnification to certain other of its employees, agents and fiduciaries will inure to the Company's benefit. The Indemnification Agreements, the form of which is attached as Exhibit F, provide for indemnification of directors, officers, employees, agents and fiduciaries in cases where indemnification might not otherwise be available under Ohio law or the Ohio Articles, prior to the Merger, or under the Delaware law or the Delaware Certificate following the
Merger. The Indemnification Agreements will give directors and officers assurance that indemnification will continue despite future changes in the Company's corporate charter or a change in control of the

Company. In addition, the availability of Indemnification Agreements will permit the Board of Directors to extend indemnification protection to those employees, agents and fiduciaries who the Board of Directors determines to be in need of and entitled to such protection.

     Authorization of the Indemnification Agreements requires the affirmative vote of holders of a majority of the total shares of Class A Common Stock outstanding and entitled to vote at the Meeting.

     If approved, the Indemnification Agreements may be entered into by the Company either before or after the Merger. The obligations of the Ohio Corporation under any Indemnification Agreement entered into prior to the Merger, will be assumed by the Delaware Corporation following the Merger.

DESCRIPTION OF INDEMNIFICATION AGREEMENTS

     THE FOLLOWING IS A DESCRIPTION OF CERTAIN OF THE TERMS OF THE FORM OF THE INDEMNIFICATION AGREEMENTS WHICH IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT F.

     Each Indemnification Agreement will provide that the Company will indemnify each indemnitee (i.e., the person with whom the Indemnification Agreement has been entered into) and hold him or her harmless from all amounts, except as discussed below, which he or she pays or is obligated to pay as a result of claims against him or her for, or otherwise in respect of, any actual or alleged act or omission by the indemnitee in his or her capacity as, or otherwise by reason of or arising out of his or her being, a director, officer, employee, agent or fiduciary of the Company. The Indemnification Agreements also provide for advances of litigation expenses to an indemnitee, upon request, provided that the indemnitee agrees to repay the amount advanced if it is ultimately determined by a court of competent jurisdiction that the indemnitee is not entitled to indemnification for expenses.

     The Company is not aware of any existing or threatened litigation which will result in greater claims being made under the Indemnification Agreements than could otherwise be made under existing indemnification provisions applicable to the Company and its subsidiaries. Each indemnitee will be indemnified against all such claims made after the Indemnification Agreement is entered into, whether the acts or omissions on which such claims are based occur prior to or after the date of his or her Indemnification Agreement. The liability against which the indemnitee will be protected under the Indemnification Agreement includes all damages, judgments, sums or amounts paid in settlement, fines, penalties, counsel fees and costs of proceedings or appeals which are within the scope of the Indemnification Agreement.

     No indemnification will be provided under the Indemnification Agreement (i) for the return by the indemnitee of any illegal remuneration paid to him or her;
(ii) for  any profits  payable by  the  indemnitee to  the Company  pursuant  to
Section 16(b) of the Exchange Act; (iii) for any liability resulting from the indemnitee's fraudulent, dishonest or willful misconduct; (iv) for any amount the payment of which is not permitted by applicable law; (v) for any liability resulting from conduct producing unlawful personal benefit; or (vi) if a final court adjudication determines such indemnification is not lawful. Further, the indemnitee is not entitled to indemnification under the Indemnification Agreement to the extent that the indemnitee is indemnified by the Company pursuant to the Company's corporate charter, corporate regulations or by-laws, directors' and officers' liability insurance or otherwise. In the event that the Company refuses to pay an indemnitee's request for the payment of sums due under the Indemnification Agreement, the indemnitee is entitled to bring suit against the Company to recover such amount and to be paid the expenses incurred in bringing such suit unless it is determined that such suit as brought in bad faith or in frivolous grounds.

     The  Indemnification  Agreements   establish  the   presumption  that   the
indemnitee has met the applicable standard of conduct required for indemnification. Indemnification would be provided unless a determination is made that the applicable standard of conduct has not been met. Determinations concerning whether an indemnitee is entitled to be paid under the Indemnification Agreement may be made by the majority vote of a quorum of disinterested directors, independent legal counsel selected by the Board of Directors, a majority of disinterested stockholders of the Company or by a final adjudication of a court of competent jurisdiction. However, in the event that the Company has undergone a 'Change of Control' (as defined in the Indemnification Agreements) all determinations concerning an indemnitee's entitlement to payment will be made by special independent counsel selected by
the   indemnitee  and  approved  by  the  Company,  which  consent  may  not  be unreasonably withheld. In order to assure the indemnitee that funds will be available to pay any amounts which may be due the indemnitee under the Indemnification Agreement in instances involving any such Change in Control, the indemnitee, upon the occurrence of a 'Potential Change in Control' (as defined in the Indemnification Agreements) can require the Company to establish a trust fund. Under the terms of such a trust, the Company will be required at the written request of the indemnitee, upon a Potential Change of Control, to contribute funds to the trust sufficient to pay the amounts the indemnitee reasonably expects the Company may be obligated to pay under the Indemnification Agreement. In any case where the special independent counsel is involved, the amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation will be determined by the disinterested directors, or a person or committee appointed by the disinterested directors (including the special independent counsel). The provisions of the Indemnification Agreements which operate upon a Change in Control could have an anti-takeover effect.

     Neither  Ohio  law,  the  Ohio  Articles,  Delaware  law  nor  the Delaware
Certificate provides for indemnification of judgments or amounts paid in settlement of claims by, or in the right of, the Company (derivative actions) or, in the case of the Delaware Certificate, unless specifically authorized by the Delaware Court of Chancery, the costs of defense for director or officer found liable to the Company. The Indemnification Agreements require indemnification in such cases unless one of the exclusions, including the exclusion for payment of sums which violate applicable law, is applicable.

     The Indemnification Agreements will be governed by the laws of the state of incorporation of the Corporation at the time a claim under an Indemnification Agreement is made.

     Because of the personal interest of the directors and officers in the broad indemnification rights contained in the Indemnification Agreements, the Board of Directors believes that it is appropriate to seek shareholder approval of the Indemnification Agreements. In the event that an Indemnification Agreement is challenged, it is expected that approval thereof by the shareholders would be raised as a defense. An individual shareholder's approval of the Indemnification Proposal would, in all probability, prevent such shareholder from later challenging, either individually or as a member of a class of the Company's shareholders, the validity of the Indemnification Agreements. A shareholder would not, however, be prevented from asserting that the payment of indemnification in a particular case is inappropriate. For example, a shareholder might sucessfully assert that a particular act by an indemnitee is not one for which indemnification is permitted under the Indemnification Agreements.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE INDEMNIFICATION AGREEMENTS.

                                 OTHER MATTERS

MISCELLANEOUS

     Representatives of the Company's independent auditors, Arthur Andersen & Co., will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of Georgeson & Company, which firm will be paid a fee of $8,000, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

SHAREHOLDER PROPOSALS FOR THE 1995 ANNUAL MEETING

     From time to time, shareholders present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at the Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1995 Annual Meeting must be received by the Company no later than March 31, 1995, except that if the date of such meeting is changed by more than 30 days from its currently contemplated date, a reasonable time before solicitation of proxies for such meeting is made. Any such proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the Company.

INFORMATION INCORPORATED BY REFERENCE

     The Company hereby incorporates by reference into this Proxy Statement 'Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operation' of the Company's Transition Report on Form 10-K for the Transition Period from May 1, 1993 to December 31, 1993, copies of which are being provided to shareholders along with this Proxy Statement.

                                          By Order of the Board of Directors
                                          CURTIS S. GIMSON
                                          Secretary

West Palm Beach, Florida
May 11, 1994

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT dated as of May 11, 1994 (the 'Merger Agreement'), by and between TRIARC COMPANIES, INC., an Ohio corporation (the 'Merging Corporation'), and TRIARC MERGER CORPORATION, a Delaware corporation (the 'Surviving Corporation'). The Surviving Corporation is a wholly owned subsidiary of the Merging Corporation. The Merging Corporation and the Surviving Corporation are hereinafter sometimes collectively called the 'Constituent Corporations.'

     The Merging Corporation and the Surviving Corporation desire to effect a merger (the 'Merger') of the Merging Corporation with and into the Surviving Corporation as provided in this Merger Agreement. The Boards of Directors of the Constituent Corporations have approved the Merger and directed that this Merger Agreement be submitted to their respective stockholders for adoption. This Merger Agreement sets forth an agreement of merger pursuant to the provisions of the Ohio General Corporation Law and the Delaware General Corporation Law.

     The authorized shares of capital stock of the Merging Corporation consist of 75,000,000 shares of Class A Common Stock, par value $.10 per share ('Ohio Class A Common Stock'), 12,000,000 shares of Class B Common Stock, par value $.10 per share ('Ohio Class B Common Stock'), 6,000,000 shares of Cumulative Convertible Redeemable Preferred Stock, par value $.10 per share ('Ohio Redeemable Preferred Stock'), 5,000,000 shares of Serial Preferred Stock, par value $.10 per share ('Ohio Serial Preferred Stock'), and 2,000,000 shares of Junior Serial Preferred Stock, par value $.10 per share ('Ohio Junior Serial Preferred Stock'). The authorized shares of capital stock of the Surviving Corporation consists of 100,000,000 shares of Class A Common Stock, par value $.10 per share ('Delaware Class A Common Stock'), 25,000,000 shares of Class B Common Stock, par value $.10 per share ('Delaware Class B Common Stock'), and 25,000,000 shares of Preferred Stock, par value $.10 per share (the 'Delaware Preferred Stock'), of which 5,982,866 have been designated Cumulative Convertible Redeemable Preferred Stock ('Delaware Redeemable Preferred Stock').

     In consideration of the premises and of the mutual covenants, agreements and conditions set forth herein, the parties hereto do hereby agree as follows:

     SECTION 1. Terms and Conditions of Merger and Mode of Carrying Merger into Effect.

     (a) Upon the Effective Date (as defined in Section 4 hereof) of the Merger, the Merging Corporation shall merge with and into the Surviving Corporation.

     (b) The Surviving Corporation shall be the only corporation surviving the Merger, and its name shall, effective upon the Effective Date, be changed to 'Triarc Companies, Inc.' The established offices and facilities of the Merging Corporation immediately prior to the Effective Date shall continue as the established offices and facilities of the Surviving Corporation after the Effective Date. The location of the principal office of the Surviving Corporation in the State of Delaware, such State being the State under the laws of which the Surviving Corporation exists, shall be c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. Upon and after the Effective Date, the separate corporate existence of the Merging Corporation shall cease.

     (c) All assets and properties (including, without limitation, real, personal and mixed, tangible and intangible, choses in action, rights and credits) then owned by each of the Constituent Corporations, or which would inure to the benefit of either of such Constituent Corporations, shall immediately, by operation of law and without any conveyance, transfer or further action of any kind, become the assets and property of the Surviving Corporation. The Surviving Corporation shall be deemed to be a continuation of the entity of each of the Constituent Corporations, and shall succeed to the rights and obligations of each respective Constituent Corporation, and to the duties and liabilities connected therewith, including, without limitation, any obligation of the Merging Corporation under any indemnification agreement entered into by the Merging Corporation prior to the Effective Date with any of its directors, officers or other persons.

     (d) All rights of creditors and all liens upon the property of either of the Constituent Corporations shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including but not limited to the obligations of the Merging Corporation pursuant to stock options, warrants and convertible debt instruments, of either of the Constituent Corporations shall, on the Effective Date, become the responsibility and liability of the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option and equity participation plans), policies, arrangements, approvals and authorizations of the Merging Corporation, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Merging Corporation.

     (e) In addition to the foregoing  effects set forth in subsections (c)  and
(d) of this Section, the Merger shall have the effects set forth in Section 259 of the Delaware General Corporation Law.

     (f) After the Effective Date, the Surviving Corporation intends to qualify to transact business as a foreign corporation in Ohio, and upon and after the Effective Date, the Surviving Corporation consents to be sued in and may be served with process in the State of Ohio in any proceeding for the enforcement of any obligation of the Merging Corporation and in any proceeding for the enforcement of the rights, if any, of a dissenting stockholder of the Merging Corporation against the Surviving Corporation. The Surviving Corporation irrevocably appoints the Ohio Secretary of State as its agent to accept service of process in any such proceeding which process should be mailed by the Ohio Secretary of State to the Surviving Corporation at 777 South Flagler Drive, Suite 1000E, West Palm Beach, Florida 33401. The Surviving Corporation agrees that if the Merger is consummated it will promptly pay to dissenting stockholders of the Merging Corporation the amount, if any, to which they shall be entitled under the provisions of the Ohio General Corporation Law with respect to the rights of dissenting stockholders.

     (g) The Certificate of Incorporation and By-laws of the Surviving Corporation in effect immediately prior to the Effective Date shall continue to be the Certificate of Incorporation and By-laws, respectively, of the Surviving Corporation upon and after the Effective Date until altered, amended or repealed, except that such Certificate of Incorporation and By-laws shall be amended at the Effective Date to change the name of the Surviving Corporation to 'Triarc Companies, Inc.'

     (h) The directors of the Merging Corporation at the Effective Date shall be the directors of the Surviving Corporation and will hold office from the Effective Date until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law.

     (i) The officers of the Merging Corporation at the Effective Date shall hold the same respective offices with the Surviving Corporation that such officers held with the Merging Corporation, until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law.

     SECTION 2. Manner and Basis of Converting Shares or Other Securities of the
Merging  Corporation  into   Shares  or  Other   Securities  of  the   Surviving
Corporation; Dividends.

     (a) Upon the Effective Date, each share of Ohio Class A Common Stock, which shall be issued immediately prior to the Merger, including shares held in the treasury but excluding such shares as to which dissenters' rights, if any, have been exercised, shall be automatically converted into one share of Delaware Class A Common Stock, and each issued certificate which immediately prior to the Merger represented shares of Ohio Class A Common Stock shall thereafter be deemed to represent the same number of shares of Delaware Class A Common Stock.

     (b) Upon the Effective Date, each share of Ohio Class B Common Stock, which shall be issued immediately prior to the Merger, including shares held in the treasury, if any, but excluding such shares as to which dissenters' rights, if any, have been exercised, shall be automatically converted into one share of Delaware Class B Common Stock, and each issued certificate, if any, which immediately prior to the Merger represented shares of Ohio Class B Common Stock shall thereafter be deemed to represent the same number of shares of Delaware Class B Common Stock.

     (c) Upon the Effective Date, each share of Ohio Redeemable Preferred Stock which shall be issued immediately prior to the Merger, except such shares as to which dissenters' rights, if any, have been exercised, shall be automatically converted into one share of Delaware Redeemable Preferred Stock, and each issued certificate which immediately prior to the Merger represented shares of Ohio Redeemable Preferred Stock shall thereafter be deemed to represent the same number of shares of Delaware Redeemable Preferred Stock.

     (d) Upon the Effective Date, no shares of Ohio Serial Preferred Stock or Ohio Junior Serial Preferred Stock are or will be issued or outstanding.

     (e) Upon the Effective Date, each option, warrant or other right to purchase or otherwise acquire from the Merging Corporation shares of Ohio Class A Common Stock which shall be in existence immediately prior to the Merger shall be automatically converted into an option, warrant or right to purchase or otherwise acquire from the Surviving Corporation the same number of shares of
Delaware Class A Common Stock at the same price per share as in effect immediately prior to the Merger and upon the same terms and conditions as set forth in such option, warrant or right and the plan, agreement or other document pursuant to which it was granted. Upon the Effective Date, each option, warrant or other right to purchase or otherwise acquire from the Merging Corporation shares of Ohio Class B Common Stock which shall be in existence immediately prior to the Merger shall be automatically converted into an option, warrant or right to purchase or otherwise acquire from the Surviving Corporation the same number of shares of Delaware Class B Common Stock at the same price per share as in effect immediately prior to the Merger and upon the terms and conditions as set forth in such option, warrant or right and the plan, agreement or other document pursuant to which it was issued. The Merging Corporation's Amended and Restated 1993 Equity Participation Plan in existence immediately prior to the Merger shall be assumed by, and continue in effect upon the same terms and conditions as a plan of the Surviving Corporation, except that it shall thereafter relate to the capital stock of the Surviving Corporation. Upon the Effective Date, the number, series and classes of shares of stock of the Surviving Corporation shall be automatically reserved for issuance upon the exercise of options granted or to be granted under such plan, or upon the exercise of any other right to acquire shares of any class of the Surviving Corporation, which shall equal the number, series and classes of shares of capital stock of the Merging Corporation that were so reserved immediately prior to the Merger. Upon the Effective Date, the Surviving Corporation shall, except as expressly provided herein, automatically assume all of the obligations of the Merging Corporation under the Merging Corporation's Amended and Restated 1993 Equity Participation Plan and the outstanding options and restricted shares and stock appreciation rights granted under such plan.

     (f) Upon the Effective Date, each share of capital stock of the Surviving Corporation which shall be issued immediately prior to the Merger shall be automatically cancelled and retired and shall have the status of authorized and unissued shares of the Surviving Corporation; and no shares of capital stock of the Surviving Corporation shall be issued in respect thereof.

     (g) Issued certificates representing shares of capital stock of the Merging Corporation, from and after the Effective Date, shall represent the same number of shares of the class and series of the Surviving Corporation into which they shall be converted and the holders of such certificates shall have precisely the same rights as if such certificates had been issued by the Surviving Corporation, except that the Surviving Corporation shall be entitled to rely upon the stock records of the Merging Corporation as to the ownership of such shares.

     (h) After the Effective Date, each holder of a certificate representing issued shares of capital stock of the Merging Corporation may, but shall not be required to, surrender the same to the Surviving Corporation, and (subject to the provisions of subsection (g) of this Section) each holder shall be entitled, upon such surrender, to receive a certificate or certificates representing the number of shares of the Surviving Corporation provided in this Section for the conversion thereof.

     (i) If any stockholder cannot produce the certificate or certificates theretofore evidencing the ownership of shares of the Merging Corporation, such stockholder shall be required to proceed in regard thereto as such stockholder would have had to do were such stockholder under like circumstances applying for the issuance of a new certificate of the Surviving Corporation.

     (j) All outstanding shares of capital stock of the Merging Corporation held by stockholders who shall have properly exercised dissenters' rights, if any, with respect thereto in the manner provided in Section 1701.85 of the Ohio General Corporation Law shall not be converted into the right to receive the capital stock of the Surviving Corporation as provided in this Section 2, but such stockholder shall be entitled to receive the fair cash value of his shares as shall be determined in accordance with Section 1701.85 of the Ohio General Corporation law; provided that if such stockholder shall have failed to perfect or shall have effectively withdrawn, waived or lost his right to dissent and to receive payment of the fair cash value of his shares under the Ohio General
Corporation Law, such holder's shares of capital stock of the Merging Corporation shall be deemed converted, as of the Effective Date, into the capital stock of the Merging Corporation that such holder otherwise would have been entitled to receive as a result of the Merger.

     (k) The holders of shares of the Merging Corporation shall be entitled to receive from the Surviving Corporation (i) those dividends which were declared by the Board of Directors of the Merging Corporation prior to, but not yet paid at, the Effective Date, and (ii) (x) those dividends which may be declared by the Board of Directors of the Surviving Corporation subsequent to the Effective Date, pursuant to the Certificate of Incorporation, as amended, of the Surviving Corporation if such holders are record holders of shares of capital stock of the Surviving Corporation as of the record date for payment of such dividends, or
(y) if applicable, any amount payable pursuant to Section 1701.85(E) of the Ohio General Corporation Law (any such payment to be credited as provided in such Section

1701.85(E)); and no holder of shares of the Merging Corporation shall be entitled to any other dividends which might otherwise accrue on or prior to the Effective Date.

     SECTION 3. Conditions.

     Effectuation of the Merger and the other transactions herein provided are conditioned on the following:

          (a) The Merger shall have received approval of the holders of the capital stock of the Merging Corporation and the Surviving Corporation in the manner required by the Ohio General Corporation Law and the Delaware General Corporation Law, respectively, and the Articles of Incorporation and Code of Regulations of the Merging Corporation and the Certificate of Incorpo-ration and By-laws of the Surviving Corporation, respectively.

          (b) Receipt of all consents, orders and approvals and satisfaction of all other requirements prescribed by law which are necessary for the consummation of the Merger.

     The  Board  of  Directors  of  the  Merging  Corporation  may  in  its sole
discretion  impose  such  other  conditions   upon  consummation  of  the   acts
contemplated herein as said Board of Directors may deem necessary or desirable.

     SECTION 4. Filing; Effective Date.

     After this Merger Agreement shall have been executed by each of the Constituent Corporations and the conditions set forth in Section 3 hereof have been satisfied, a Certificate of Merger (the 'Ohio Certificate') shall be filed with the Secretary of State of Ohio in the manner prescribed by the Ohio General Corporation Law, and this Merger Agreement (or a Certificate of Merger or a Certificate of Ownership and Merger (either such certificate being the 'Delaware Certificate') in lieu thereof) shall be filed with the Secretary of State of Delaware in the manner prescribed by the Delaware General Corporation Law. The Merger shall be consummated and shall become effective (the 'Effective Date') on the later of (i) the time and date on which the Ohio Certificate has been filed with the Secretary of State of Ohio, or (ii) the time and date on which this Merger Agreement (or the Delaware Certificate in lieu thereof) has been filed with the Secretary of State of Delaware; provided, however, that in no event shall the Effective Date be a date later than that permitted by the Ohio General Corporation Law or the Delaware General Corporation Law.

     SECTION 5. Further Assurances.

     Prior to the Effective Date, each of the Constituent Corporations shall take all such actions as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date the Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further action is necessary or desirable to vest in or confirm to the Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of the Merging Corporation, the officers and directors of the Surviving Corporation, in the name and on behalf of each of the Constituent Corporations, shall be authorized to execute and deliver all such instruments and take all such actions in the name and on behalf of each of the Constituent Corporations, as may be necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Merger Agreement.

     SECTION 6. Termination and Amendment.

     (a) At any time prior to the Effective Date, this Merger Agreement may be terminated by the mutual consent of the Boards of Directors of each of the Constituent Corporations, whether before or after the approval of this Merger Agreement by the shareholders of either or both of the Constituent Corporations. In the event this Merger Agreement is so terminated, it shall be of no further force or effect and there shall be no liability by reason of this Merger Agreement or its termination on the part of either of the Constituent Corporations or of their respective directors, officers, employees, agents, shareholders or incorporators.

     (b) The Constituent Corporations may, by written agreement between them, amend, modify or supplement this Merger Agreement at any time prior to the Effective Date, provided that no amendment shall be made after the approval of this Merger Agreement by the stockholders of either or both of the Constituent Corporations which changes the terms of this Merger Agreement in a way which is materially adverse to the shareholders of the Constituent Corporations or which otherwise effects an amendment hereto which is not permitted (i) pursuant to
Section 252(c) of  the Delaware  General Corporation  Law, or  (ii) pursuant  to
Section 1701.79 of the Ohio General Corporation Law (inasmuch as such purported amendment affects stockholders of the Merging Corporation).

     SECTION 7. Governing Law.

     This Merger Agreement shall be governed by the laws of the State of Ohio or the State of Delaware, as relevant, applicable to agreements made and to be performed entirely within such States.

     SECTION 8. Counterparts.

     This Merger Agreement may be executed in any number of counterparts, each of which shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 9. Severability.

     Should any part of this Merger Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion thereof, which remaining portion shall remain in full force and effect as if this Merger Agreement had been executed with the invalid portion thereof eliminated.

     SECTION 10. Entire Agreement.

     This Merger Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties hereto relating to such subject matter.

     IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Merger Agreement to be duly executed on its behalf and its corporate seal to be hereunto affixed by their respective officers thereunto duly authorized, as of the date first above written.

[Corporate Seal]                                          TRIARC COMPANIES, INC.

                                                                /s/ ANTHONY W. GRAZIANO, JR.
                                                          By  ....................................................
                                                          Name:     ANTHONY W. GRAZIANO, JR.
                                                          Title:    EXECUTIVE VICE PRESIDENT
ATTEST:

      /s/ MARY C. WADE
By  ....................................................
        Name: MARY C. WADE
        Title: ASSISTANT SECRETARY

[Corporate Seal]                                          TRIARC MERGER CORPORATION

                                                                /s/ JOSEPH A. LEVATO
                                                          By  ....................................................
                                                          Name:  JOSEPH A. LEVATO
                                                          Title: EXECUTIVE VICE PRESIDENT
ATTEST:
      /s/ MARY C. WADE
By  ....................................................
        Name:  MARY C. WADE
        Title: ASSISTANT SECRETARY

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                           TRIARC MERGER CORPORATION

                            ------------------------
     The undersigned incorporator, in order to form a corporation under the General Corporation Law of the State of Delaware, certifies as follows:

                                   ARTICLE I
                                      NAME

     The name of the corporation shall be Triarc Merger Corporation (the 'Corporation').

                                   ARTICLE II
                           ADDRESS; REGISTERED AGENT

     The address of the Corporation's registered office is 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware; and its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III
                                    PURPOSES

     The purpose or purposes for which the Corporation is formed are:

          1. To purchase or otherwise acquire real estate, and any interest or right therein and to hold, own, control, manage and develop the same; to purchase or otherwise acquire leaseholds, shares of stock, mortgages and bonds and other securities; for its own account to erect, construct, maintain, improve, rebuild, alter, manage and control, either directly or through ownership of stock in any corporation, any and all kinds of buildings, stores, offices or other structures; to sell, manage, improve, develop, assign, transfer, convey, lease, alienate or dispose of land, buildings, or other process of the corporation, real and personal.

          2. To manufacture or cause to be manufactured, produce, buy, import and otherwise acquire, and to sell, export, deal and traffic in, at wholesale and retail, and either as principal or agent or otherwise, goods, wares, commodities, merchandise and personal property of every kind, nature and description.

          3. To apply for, obtain, register, purchase, lease or otherwise acquire any concessions, rights, options, patents, privileges, inventions, improvements and processes, copyrights, trade names and trade marks, trade labels, or any right, option or contract in relation thereto, and to perform, carry out and fulfill the terms and conditions thereof, and to develop, maintain, lease, sell, transfer, dispose of, and otherwise deal with the same.

     It is the intention that the purposes specified in any clause or subdivision contained in this Article III, except as otherwise expressed, shall be in no way limited or restricted by reference to or inference from the terms of any other clause or subdivision of this Article III and that the purposes specified in each of the clauses and subdivisions of this Article III shall be deemed to be independent purposes. This corporation reserves the right substantially to change and add to any of the purposes for which it is formed, pursuant to the Delaware General Corporation.

                                   ARTICLE IV
                                 CAPITALIZATION

     The total number of shares of stock (the 'Capital Stock') that the corporation shall have authority to issue is One Hundred and Fifty Million (150,000,000) of which

          (a) One Hundred Million (100,000,000) shall be shares of Class A Common Stock, par value ten cents ($.10) per share (the 'Class A Common Stock');

          (b) Twenty-Five Million (25,000,000) shall be shares of Class B Common Stock, par value ten cents ($.10) per share (the 'Class B Common Stock, and together with the Class A Common Stock, the 'Common Stock'); and

          (c) Twenty Five Million (25,000,000) shall be shares of Preferred Stock, par value ten cents ($.10) per share (the 'Preferred Stock'), of which 5,982,866 shares are herein designated Cumulative Convertible Redeemable Preferred Stock (the 'Cumulative Convertible Preferred Stock').

     Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

     A statement of the powers, preferences, and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock is as set forth below:

     A. Powers and Rights of the Class A Common Stock and the Class B Common Stock. The Class A Common Stock and the Class B Common Stock shall be identical in all respects except as expressly set forth below and shall have the following terms:

     SECTION 1. Voting. The holders of Class A Common Stock shall possess voting power for the election of directors and for all other corporate purposes, each share of Class A Common Stock being entitled to one vote. The holders of the Class B Common Stock shall possess no voting rights except as required by law.

     SECTION 2. Dividends and Distributions. As and when dividends or other distributions payable in either cash, capital stock of the Corporation (other than Class A Common Stock or Class B Common Stock) or other property of the Corporation may be declared by the Board of Directors, the amount of any such dividend payable on each share of Class A Common Stock shall be equal in all cases to the amount of such dividend payable on each share of Class B Common Stock, and the amount of any such dividend payable on each share of Class B Common Stock shall be equal in all cases to the amount of such dividend payable on each share of Class A Common Stock. If a distribution payable in shares of voting capital stock of any Subsidiary (as defined in Part D) shall be made on shares of Class A Common Stock, a distribution payable in the same number of shares of nonvoting capital stock of such Subsidiary shall be made simultaneously on the shares of Class B Common Stock. Such nonvoting capital stock shall be identical to the voting capital stock distributed in all respects except as to voting power and shall be convertible into voting capital stock pursuant to the terms of Section 3(a) of this Part A which shall apply mutatis mutandis. Dividends and distributions payable in shares of Class A

Common Stock may not be made on or to shares of any class of the Corporation's capital stock other than the Class A Common Stock. If a dividend or distribution payable in shares of Class A Common Stock shall be made on the shares of Class A Common Stock, a dividend or distribution payable in shares of Class B Common Stock shall be made simultaneously on the shares of Class B Common Stock, and the number of shares of Class B Common Stock payable on each share of Class B Common Stock pursuant to such dividend or distribution shall be equal to the number of shares of Class A Common Stock payable on each share of Class A Common Stock pursuant to such dividend or distribution. Similarly, if a dividend or distribution payable in shares of Class B Common Stock shall be made on the shares of Class B Common Stock, a dividend or distribution payable in shares of Class A Common Stock shall be made simultaneously on the shares of Class A Common Stock, and the number of shares of Class A Common Stock payable on each share of Class A Common Stock pursuant to such dividend or distribution shall be equal to the number of shares of Class B Common Stock payable on each share of Class B Common Stock pursuant to such dividend or distribution. If the Corporation shall (A) subdivide the outstanding shares of Class A Common Stock or Class B Common Stock, (B) combine the outstanding shares of Class A Common Stock or Class B Common Stock or (C) issue by reclassification any shares of Class A Common Stock or Class B Common Stock, then, and in each such case, such subdivision, combination or issuance shall be deemed to occur simultaneously with respect to the shares of the class of Common Stock not affected by such subdivision, combination or issuance.

     SECTION 3. Conversion. Shares of the Class B Common Stock shall be convertible into Class A Common Stock on the following terms and conditions:

          (a) Conversion Right. Subject to and upon compliance with the provisions of this Section 3, any holder of shares of Class B Common Stock may at such holder's option, at any time, or from time to time, convert each such share into one fully paid and non-assessable share of Class A Common Stock. The right of any holder of any shares of Class B Common Stock that is a member of the Exchange Group (as defined in Part D) to exercise the conversion rights pursuant to this Section 3(a) is conditioned upon (i) such holder immediately disposing of such shares pursuant to a registered public offering or a private sale to a Person (as defined in Part D) that is not a member of the Exchange Group or (ii) such holder entering into a voting trust agreement on terms reasonably satisfactory to such holder and the Buyer (as defined in Part C) in respect of such shares for ten years, which voting trust agreement will provide that the voting of the Class A Common Stock held by such holder will require the mutual agreement of Steven Posner and the Buyer; provided, however, if at the time of any such conversion or subsequent to any such conversion at any time during such ten-year period (i) Steven Posner shall die or neither Nelson Peltz nor Peter W. May is a general partner of the Buyer, (ii) the voting trust ceases to be effective or (iii) the voting trust would disqualify for listing, or would constitute a cause for delisting, the Class A Common Stock on the New York Stock Exchange or any other national stock exchange (or the National Association of Securities Dealers Automated Quotation System) on which the Corporation determines to list such stock (or to have such stock quoted), then such member of the Exchange Group would have no such rights to convert any shares of Class B Common Stock for so long as such condition exists, or if conversion has theretofore occurred, the shares of Class A Common Stock held by such member of the Exchange Group shall automatically be converted into Class B Common Stock.

          (b) Dividend Upon Conversion. No payment or adjustment shall be made by the Corporation to any holder of shares of Class B Common Stock surrendered for conversion into Class A Common Stock in respect of dividends accrued since the last preceding dividend payment date on the shares of Class B Common Stock surrendered for conversion; provided, however, that if shares of Class B Common Stock shall be converted subsequent to the record date for any dividend and prior to the payment date for such dividend, notwithstanding such conversion, the dividend falling due on such dividend payment date shall be payable (whether or not punctually paid or duly provided for) to the Person in whose name such shares are registered at the close of business on such record date.

          (c) Method of Conversion.

             (1) The surrender of any shares of Class B Common Stock for conversion shall be made by the holder thereof by delivering (a) the certificate or certificates evidencing ownership of such shares with proper endorsement or instruments of transfer and (b)(i) a certificate representing and warranting that the holder is not a member of the Exchange Group, or (ii) evidence that the holder has complied with and remains subject to the voting trust described in Section 3(a) of this Part A, to the Corporation at the office or agency to be maintained by the Corporation for that purpose, and such holder shall give written notice to the Corporation at said office or agency that he elects to convert such shares of Class B Common Stock in accordance with the provisions of such notice and of this Section 3. Such notice shall also state the number of whole shares of Class B Common Stock to be converted and the name or names (with addresses) in which the certificate or certificates evidencing ownership of Class A Common Stock which shall be issuable on such conversion shall be issued. In the case of lost or destroyed certificates evidencing ownership of shares of Class B Common Stock to be surrendered for conversion, the holder shall submit proof of loss or destruction and such indemnity as shall be required by the Corporation.

             (2) As soon as practicable after its receipt of such notice, the certificate or certificates evidencing ownership of such shares of Class B Common Stock and the certificate or evidence referred to in clause (1) above, the Corporation shall issue and shall deliver at said office or agency to the Person for whose account such shares of Class B Common Stock were so surrendered, or on his or her written order, a certificate or certificates for the number of such shares of Class A Common Stock and a check or cash payment (if any) to which such holder is entitled with respect to fractional shares as determined by the Corporation, in accordance with Section 3(d) hereof, at the close of business on the date of conversion.

             (3) Such conversion shall be deemed to have been effected on the date on which the Corporation shall have received such notice and the certificate or certificates for such shares of Class B Common Stock; and the Person or Persons in whose name or names any certificate or certificates for Class A Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall become effective for all purposes on the next succeeding day on which such stock transfer books are open.

          (d) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Class B Common Stock, but the holder thereof will receive in cash an amount equal to the value of such fractional share of Class A Common Stock based on the Current Market Price (as set forth in Section 5(e)(iv) of Part C). If more than one share of Class B Common Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered.

          (e) Payment of Taxes. The Corporation shall pay any tax in respect of the issue of stock certificates on conversion of shares of Class B Common Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of the shares converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issuance thereof shall have paid the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (f) Class A Common Stock Reserved for Conversion. The Corporation shall at all times reserve and keep available out of its authorized and unissued Class A Common Stock or have available in its treasury the full number of shares of Class A Common Stock deliverable upon the conversion of all outstanding shares of Class B Common Stock and shall take all such action as may be required from time to time in order that it may validly and legally issue fully paid and non-assessable shares of Class A Common Stock upon conversion of the Class B Common Stock.

     SECTION 4. Distribution of Assets Upon Liquidation. In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after there shall have been paid or set aside for the holders of all shares of the Preferred Stock then outstanding the full preferential amounts to which they are entitled hereunder or under the resolutions authorizing the issuance of such Preferred Stock, the net assets of the Corporation remaining shall be divided among the holders of the Class A Common Stock and the Class B Common Stock in such a manner that the amount and kind of such net assets distributed to the holder of each share of Class A Common Stock shall be equal to the amount and kind of such net assets distributed to the holder of each share of Class B Common Stock. The merger or consolidation of the Corporation into or with any other corporation, the merger of any other corporation with or into the Corporation, or the sale, lease, or conveyance of all or substantially all of the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for purposes of this Section 4.

     B. Preferred Stock.

     SECTION 1. Issuance in Series. The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with distinctive serial designations, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such shares of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors. Each series of shares of Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of the Corporation at such price or prices or at such rates of exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any Subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any Subsidiary of, any outstanding shares of the Corporation and
(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. The Corporation shall take all such actions as are necessary to cause shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes to have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

     SECTION 2. Limitation on Issuance of Shares Ranking on a Parity with the Cumulative Convertible Preferred Stock. Except as otherwise expressly authorized by the holders of at least two-thirds of the shares of the Cumulative Convertible Preferred Stock at the time outstanding in accordance with Section 4(b) of Part C, the Aggregate Dollar Amount (as defined below) of the Shares ranking on a parity with the Cumulative Convertible Preferred Stock (as defined in Part D) of all series issued and outstanding from time to time by the Corporation shall not exceed $50,000,000. 'Aggregate Dollar Amount' shall mean the aggregate Stated Value (as defined in Part C) of such shares or liquidation preference (excluding accrued and unpaid dividends or any amount measured by reference thereto) for such shares, whichever is greater.

     SECTION 3. No Vote Unless Expressly Provided or Required by Law; Dividends. Subject to the provisions of any applicable law or of the By-laws of the Corporation, as from time to time amended, with respect to the closing of the stock transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law, in this Certificate of Incorporation or by the Certificate of Designation relating to the issue of any series of shares of Preferred Stock, the holders of outstanding shares of Preferred Stock shall not possess voting power for the election of directors or for any other purposes. Except as otherwise provided in the Certificate of Incorporation or by the Certificate of Designation relating to the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

     C. Designation of Cumulative Convertible Redeemable Preferred Stock. The Cumulative Convertible Preferred Stock shall have a stated value of $12.00 per share ('Stated Value'), shall rank prior to all shares of the Corporation other than the Shares ranking on a parity with the Cumulative Convertible Preferred Stock, shall rank on a parity with and only with shares ranking on a parity with the Cumulative Convertible Preferred Stock, and shall have the following terms:

     SECTION 1. Dividends.

          (a) The holders of Cumulative Convertible Preferred Stock, in preference to the holders of Common Stock of any class and of any other class of shares ranking junior to the Cumulative Convertible Preferred Stock (as defined in Part D), shall be entitled to receive out of any funds legally available therefor, and when, as and if declared by the Board of Directors, dividends in cash at the annual rate of 8.125% of Stated Value, or $.975 per share. Dividends on Cumulative Convertible Preferred Stock shall be payable in arrears semi-annually on the last day of each Dividend Period (as defined in Part D) commencing September 30, 1994. The dividends payable for each full Dividend Period on each share of Cumulative Convertible Preferred Stock shall be $.4875. Such dividends on each such share shall accrue and be cumulative from and after April 23, 1993, or, if later, the most recent date prior to the Effective Date on which dividends were paid in respect of the shares of Predecessor Convertible Preferred Stock (as defined in Part D). No interest shall be payable on accrued dividends. No dividends shall be paid upon or declared or set apart for Cumulative Convertible Preferred Stock for any dividend period unless at the same time a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective dividend rates fixed therefor, shall have been paid upon or declared or set apart for all shares ranking on a parity with the Cumulative Convertible Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

          (b) So long as any Cumulative Convertible Preferred Stock shall be outstanding, unless all accrued and unpaid dividends on the Cumulative Convertible Preferred Stock and each and every series of shares ranking on a parity with the Cumulative Convertible Preferred Stock for all prior Dividend Periods shall have been declared and paid in full, no dividend, except a dividend payable in Common Stock of any class or in shares of any other class ranking junior to the Cumulative Convertible Preferred Stock, shall be paid or declared or any distribution be made, on or in respect of the Common Stock of any class, any Shares ranking on a parity with the Cumulative Convertible Preferred Stock or any Shares ranking junior to the Cumulative Convertible Preferred Stock (as defined in Part D), nor shall any Common Stock of any class or any Shares ranking on a parity with the Cumulative Convertible Preferred Stock or any Shares ranking junior to the Cumulative Convertible Preferred Stock be purchased, redeemed, retired or otherwise acquired by the Corporation, except out of proceeds of the sale of Common Stock or other Shares of the Corporation ranking junior to the Cumulative Convertible Preferred Stock received by the Corporation subsequent to the date of first issuance of Cumulative Convertible Preferred Stock. The foregoing restrictions on the payment of dividends or other distributions on, and on the purchase, redemption, retirement or other acquisition of, Common Stock or any other Shares ranking on a parity with the Cumulative Convertible Preferred Stock or Shares ranking junior to the Cumulative Convertible Preferred Stock shall be inapplicable to (i) any payments in lieu of issuance of fractional shares thereof, whether upon any merger, conversion, stock dividend or otherwise; (ii) the acquisition of any shares of Common Stock or any other capital stock of the Corporation in connection with the settlement of disputes arising out of acquisitions by the Corporation pursuant to which such stock was issued or the rescission of any acquisition by the Corporation pursuant to which such stock was issued in each case provided that no payment is made to DWG Acquisition Group, L.P. (the 'Buyer') or any Affiliate or Associate (as such terms are defined in Part D hereof) thereof; (iii) the conversion of shares of Cumulative Convertible Preferred Stock, or Preferred Stock into Common Stock; or (iv) the conversion of shares of Class

     A Common Stock into Class B Common Stock or the conversion of shares of Class B Common Stock into Class A Common Stock.

     SECTION 2. Redemption.

          (a) Optional Redemption.

             (i) The Corporation may not redeem the Cumulative Convertible Preferred Stock prior to April 23, 1998.

             (ii) The Corporation may, on and after April 23, 1998, at the option of the Board of Directors, redeem all but not part of the Cumulative Convertible Preferred Stock at the time outstanding at a price per share equal to the applicable redemption price set forth below plus an amount equal to accrued and unpaid dividends:

                                IF REDEEMED DURING
                                THE TWELVE MONTHS
                                 BEGINNING ON THE          PER SHARE
                                FOLLOWING APRIL 23      REDEMPTION PRICE
                                ------------------      ----------------
                                       1998                  $12.84
                                       1999                   12.72
                                       2000                   12.60
                                       2001                   12.48
                                       2002                   12.36
                                       2003                   12.24
                                       2004                   12.12

          (b) Mandatory Redemption. All outstanding shares of Cumulative Convertible Preferred Stock must be redeemed by the Corporation on April 23, 2005 at a price per share equal to the amount of the Stated Value plus an amount equal to accrued and unpaid dividends.

          (c) Redemption Procedures.

             (i) In case the Corporation shall desire to exercise its right to redeem the Cumulative Convertible Preferred Stock in accordance with
        Section 2(a) of this Part C or shall be required to redeem the Cumulative Convertible Preferred Stock in accordance with Section 2(b) of this Part C, it shall mail first class postage prepaid (or, if the Cumulative Convertible Preferred Stock to be redeemed is held of record by 10 Persons or less, by certified mail), a notice of such redemption, not less than 30 nor more than 60 days prior to the date fixed for redemption (the 'Redemption Date'), to each holder's last address as it shall appear upon the stock transfer books of the Corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the holder of any shares of Cumulative Convertible Preferred Stock shall not affect the validity of the proceedings for the redemption of any other shares of Cumulative Convertible Preferred Stock.

             (ii) Each such notice shall specify the Redemption Date, the place of redemption (which shall be a location either in New York City or Miami, Florida), and the redemption price at which the Cumulative Convertible Preferred Stock is to be redeemed (including the amount of accrued and unpaid dividends to be paid), and shall state that payment of the redemption price of the Cumulative Convertible Preferred Stock will be made on surrender of the Cumulative

        Convertible Preferred Stock at said place of redemption, and that from and after the Redemption Date the Cumulative Convertible Preferred Stock will cease to be outstanding. Such notice shall also state the current Conversion Price (as defined in Section 5(a)(i) of this Part C) and the date on which the right to convert the Cumulative Convertible Preferred Stock into Common Stock will expire as provided in Section 5(a)(iv) of this Part C.

             (iii) If notice of redemption shall have been given as provided herein, the Cumulative Convertible Preferred Stock, unless converted into Common Stock pursuant to Section 5 of this Part C on or prior to the fifth Business Day (as defined in Part D) prior to the Redemption Date, shall be redeemed by the Corporation on the Redemption Date and at the place stated in such notice at the applicable redemption price, together with accrued and unpaid dividends for each Dividend Period ended prior to the Redemption Date plus a pro rata portion of the dividend which would otherwise have accrued for the portion of the Dividend Period ended on the Redemption Date. On and after such Redemption Date, provided that cash sufficient for the redemption thereof shall then be irrevocably deposited with the Redemption Agent (as defined in part D) for that purpose for a period of one year from and after the Redemption Date, the Cumulative Convertible Preferred Stock shall cease to be outstanding. On presentation and surrender of Cumulative Convertible Preferred Stock to the Redemption Agent for redemption as provided in such notice, there shall be paid to the holder the applicable redemption price, together with accrued and unpaid dividends determined as provided above.

             (iv) At least one Business Day prior to the Redemption Date, the Corporation shall deposit with the Redemption Agent an amount of money sufficient to pay on the Redemption Date in immediately available funds the applicable redemption price of, and an amount equal to accrued and unpaid dividends, if any, determined as provided above, on, all the Cumulative Convertible Preferred Stock then outstanding. Any moneys which shall have been deposited for redemption of Cumulative Convertible Preferred Stock and not required for that purpose by reason of conversion of Cumulative Convertible Preferred Stock on or prior to the Redemption Date or which are held by the Redemption Agent for a period of one year shall be promptly repaid to the Corporation. Any interest accrued on the funds so deposited shall belong to the Corporation and be paid to the Corporation from time to time on demand.

          (d) Any share of Cumulative Convertible Preferred Stock which is (i) redeemed by the Corporation pursuant to the provisions of this Section 2,
     (ii) converted in accordance with the express terms of Section 5 of this Part C, or (iii) otherwise acquired by the Corporation, may not be reissued. The Corporation shall take all such actions as are necessary to cause such stock to resume the status of authorized but unissued Preferred Stock without designation as to series.

          (e) The Corporation may not purchase less than all of the shares of the Cumulative Convertible Preferred Stock then outstanding except in accordance with a stock purchase offer made to all holders of record of Cumulative Convertible Preferred Stock.

          (f) Notwithstanding the foregoing provisions of this Section 2, the Corporation may not and shall not be required to redeem any shares of the Corporation in violation of applicable law.

     SECTION 3. Liquidation.

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Cumulative Convertible Preferred Stock shall be entitled to receive in full out of the assets of the Corporation available for distribution to its shareholders after satisfaction of indebtedness and other liabilities, including out of its capital, before any amount shall be paid or distributed among the holders of the Common Stock of any class or any other Shares ranking junior to the Cumulative Convertible Preferred Stock, the amount of the Stated Value per share, plus an amount equal to all dividends accrued and unpaid thereon for each Dividend Period or portion thereof ended prior to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding shares of Cumulative Convertible Preferred Stock and shares on a parity with the Cumulative Convertible Preferred Stock of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon all outstanding shares of Cumulative Convertible Preferred Stock and shares on a parity with the Cumulative Convertible Preferred Stock in proportion to the full preferential amount to which each such share is entitled.

          (b) After payment to the holders of Cumulative Convertible Preferred Stock of the full preferential amounts provided for in Section 3(a) of this Part C the holders of Cumulative Convertible Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          (c) The merger or consolidation of the Corporation into or with any other corporation, the merger of any other corporation with or into the Corporation, or the sale, lease or conveyance of all or substantially all the assets of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purpose of this Section 3.

     SECTION 4. Voting Rights.

          (a) General. Except as expressly provided in this Section 4, or as otherwise from time to time required by applicable law, the Cumulative Convertible Preferred Stock shall have no voting rights.

          (b) Voting Rights on Extraordinary Matters. The affirmative vote of the holders of at least two-thirds of the shares of the Cumulative Convertible Preferred Stock at the time outstanding, voting separately as a class, given in person or by proxy at a meeting called for the purpose shall be necessary to effect any one or more of the following:

             (i) Any amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation or of the By-laws of the Corporation which would adversely affect the preferences or voting or other rights of the holders of Cumulative Convertible Preferred Stock which are set forth anywhere in the Certificate of Incorporation; provided, however, any amendment of the Certificate of Incorporation to authorize, create or change the authorized or outstanding shares of any shares ranking junior to the Cumulative Convertible Preferred Stock, shall not be deemed to adversely affect the preferences or voting or other rights of the holders of Cumulative Convertible Preferred Stock; or

             (ii) The issuance of any Shares, or any security convertible into such shares, ranking prior to or on a parity with (subject to the ability of the Corporation to issue certain Preferred Stock as provided in Section 4(b)(iii)) the Cumulative Convertible Preferred Stock; or

             (iii) The issuance of any Shares ranking on a parity with the Cumulative Convertible Preferred Stock, or any security convertible into Shares ranking on a parity with the Cumulative Convertible Preferred Stock, except and to the extent that the Aggregate Dollar

        Amount of such Shares ranking on a party with the Cumulative Convertible Preferred Stock is equal to or below the $50 million limit provided for in Part B, Section 2 (it being understood that the vote of any holder of Cumulative Convertible Preferred Stock is required only with respect to the issuance of Shares ranking on a parity with the Cumulative Convertible Preferred Stock in excess of such $50 million Aggregate Dollar Amount); or

             (iv) The increase in the authorized or issued number of shares of Cumulative Convertible Preferred Stock or the authorization, creation, increase in the authorized number of or issuance of any security convertible into such shares; or

             (v) The purchase or redemption of less than all of the shares of the Cumulative Convertible Preferred Stock then outstanding except in accordance with a stock purchase offer made to all holders of record of Cumulative Convertible Preferred Stock.

Holders of Cumulative Convertible Preferred Stock may act by written consent as permitted by applicable law.

     SECTION 5. Conversion. Each share of the Cumulative Convertible Preferred Stock shall be convertible into Common Stock at any time until the close of business on the fifth Business Day prior to the Redemption Date (unless the Corporation shall default in any payment due upon redemption thereof in which case each such share shall continue to be convertible), as set forth below, on the following terms and conditions:

          (a) Conversion Right of Holder.

             (i) Subject  to and  upon compliance  with the  provisions of  this
        Section 5, the holder of any shares of Cumulative Convertible Preferred Stock which is a member of the Exchange Group, at such holder's option, at any time or from time to time, shall have the unconditional right to convert any such shares into the number of fully paid and non-assessable shares of Class B Common Stock determined by dividing (A) the product of the Stated Value and the number of shares of Cumulative Convertible Preferred Stock to be converted on the Conversion Date (as defined in Section 5(a)(vii) hereof) by (B) the Conversion Price in effect on the Conversion Date. The initial conversion price shall be an amount per share equal to the Predecessor Conversion Price (as defined in Part D) in effect immediately prior to the Effective Date and such price shall be subject to adjustment as set forth in Section 5(e) of this Part C
        (the  conversion  price,  as  it may  be  so  adjusted,  the 'Conversion
        Price').

             (ii) Subject to  and upon  compliance with the  provisions of  this
        Section 5, the holder of any shares of Cumulative Convertible Preferred Stock which is not a member of the Exchange Group, upon presentation of a certificate reasonably satisfactory to the Corporation that such holder is not a member of the Exchange Group, at such holder's option, at any time or from time to time, shall have the unconditional right to convert any such shares into the number of fully paid and non-assessable shares of Class A Common Stock determined by dividing (A) the product of the Stated Value and the number of shares of Cumulative Convertible Preferred Stock to be converted on the Conversion Date by (B) the Conversion Price in effect on the Conversion Date.

             (iii) Subject to and  upon compliance with  the provisions of  this
        Section 5, the holder of any shares of Cumulative Convertible Preferred Stock which is a member of the Exchange Group, at such holder's option, at any time or from time to time, shall have the right to convert any such shares into the number of fully paid and nonassessable shares of Class A Common

        Stock determined by dividing (A) the product of the Stated Value and the number of shares of Cumulative Convertible Preferred Stock to be converted on the Conversion Date by (B) the Conversion Price in effect on the Conversion Date; provided that any such member of the Exchange Group converting shares of Cumulative Convertible Preferred Stock into Class A Common Stock, as the sole condition precedent to such conversion, shall comply with and remain subject to the voting trust provisions of Part A, Section 3(a).

             (iv) If notice of redemption of any shares of Cumulative Convertible Preferred Stock shall be given as provided herein, the right to convert such shares pursuant to this Section 5 shall terminate and expire at the close of business on the fifth Business Day prior to the Redemption Date (unless the Corporation shall default in any payment due upon redemption thereof in which case each of such shares shall continue to be convertible).

             (v) The surrender of any shares of Cumulative Convertible Preferred Stock for conversion shall be made by the holder thereof by delivering to the Corporation at the office or agency to be maintained by the Corporation for that purpose (A) the certificate or certificates evidencing ownership of such shares with proper endorsement or instruments of transfer, (B) if the conversion is being made pursuant to
        Section 5(a)(ii) above, a certificate representing and warranting that the holder is not a member of the Exchange Group, (C) if the conversion is being made pursuant to Section 5(a)(iii) above, evidence that the holder has complied with and remains subject to the voting trust provisions of Part A, Section 3(a), and (D) a written statement of election under the last sentence of Section 5(a)(vi). Such holder shall give written notice to the Corporation at said office or agency that he elects to convert such shares of Cumulative Convertible Preferred Stock in accordance with the provisions of this Section 5. Such notice shall also state the number of whole shares of Cumulative Convertible Preferred Stock to be converted, whether Class A Common Stock or Class B Common Stock is to be issued upon conversion, and the name or names (with addresses) in which the certificate or certificates evidencing ownership of the Class A Common Stock or the Class B Common Stock, as the case may be, which shall be issuable on such conversion shall be issued. In the case of lost or destroyed certificates evidencing ownership of shares of Cumulative Convertible Preferred Stock to be surrendered for conversion, the holder shall submit proof of loss or destruction and such indemnity as shall be reasonably required by the Corporation.

             (vi) As soon as practicable after  its receipt of such notice,  the certificate or certificates evidencing ownership of such shares of Cumulative Convertible Preferred Stock, and, if conversion is being made pursuant to Sections 5(a)(ii) or 5(a)(iii) above, the certificate or evidence referred to in Section 5(a)(v), the Corporation shall issue and shall deliver at said office or agency to the person for whose account such shares of Cumulative Convertible Preferred Stock were so surrendered, or on his or her written order, a certificate or certificates for the number of such shares of Class A Common Stock or Class B Common Stock, as the case may be, and a check or cash payment (if any) to which such holder is entitled with respect to fractional shares as determined by the Corporation, in accordance with Section 5(f) of this Part C, at the close of business on the Conversion Date and any accrued and unpaid dividends through the Conversion Date in accordance with Section 5(d) of this Part C. Notwithstanding the foregoing, if, on any Conversion Date, the Corporation shall be in arrears in the payment of dividends on the Cumulative Convertible Preferred Stock for three or more Dividend Periods, each holder of such stock shall have the right to elect either (A) (1) to have all or part of such accrued and unpaid dividends credited against the Conversion Price, provided, however, that in no event shall such Conversion Price be reduced below the amount per share equal to the amount below which the Predecessor Conversion Price (as defined in Part D) could not be lowered immediately prior to the Effective Date (subject to adjustment on the same basis as the Conversion Price is subject to adjustment) and (2) to receive in cash, to the extent funds are legally available and not contractually restricted under agreements with Persons who are not the Buyer or Affiliates or Associates of the Buyer and to the extent not then paid in full, to retain the right to receive in cash, as soon thereafter as funds are legally available and not so contractually restricted, all accrued and unpaid dividends in excess of the amount, if any, credited as provided in clause (i) or (B) to retain the right to receive in cash, as soon thereafter as funds are legally available and not so contractually restricted, all accrued and unpaid dividends.

             (vii) Such conversion shall be deemed to have been effected on the date (the 'Conversion Date') on which the Corporation shall have received such notice and the certificate or certificates for such shares of Cumulative Convertible Preferred Stock and, if conversion is made pursuant to Section 5(a)(ii) or 5(a)(iii) above, the certificate or evidence referred to in Section 5(a)(v); and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall become effective for all purposes on the next succeeding day on which such stock transfer books are open.

          (b) Call for Conversion by the Corporation.

             (i) If, at any time during the period beginning on April 23, 1996 and ending on April 22, 1998, the Closing Price (as defined in Part D) per share of Class A Common Stock is equal to or greater than the Predecessor Call Threshold Price (as defined in Part D), subject to adjustment as set forth in Section 5(e) of this Part C (such amount, as it may be so adjusted, the 'Call Threshold Price'), for any 20 out of 30 consecutive Trading Days (as defined in Part D) during such period (a 'Call Threshold'), within the first 30 days following any Call Threshold, the Corporation may issue a notice to call for conversion into Common Stock all (but not less than all) of the Cumulative Convertible Preferred Stock at the time outstanding on the terms and conditions and in accordance with the procedures set forth in this
        Section 5(b).

             (ii) Upon such call for conversion, each share of Cumulative Convertible Preferred Stock that is held by a member of the Exchange Group shall be converted in accordance herewith into the number of fully paid and non-assessable shares of Class B Common Stock, or Class A Common Stock if the holder of such shares elects to comply with the voting trust provisions of Part A, Section 3(a), determined by dividing
        (A) the product of the Stated Value and the number of such holder's shares of Cumulative Convertible Preferred Stock by (B) the Conversion Price in effect on the Conversion Call Date (as defined in clause (iv) below).

             (iii) Upon such call for conversion, each share of Cumulative Convertible Preferred Stock that is held by a person which is not a member of the Exchange Group shall be converted in accordance herewith into the number of fully paid and non-assessable shares of Class A Common Stock determined by dividing (A) the product of the Stated Value and the number of such holder's shares of Cumulative Convertible Preferred Stock by (B) the Conversion Price in effect on the Conversion Call Date.

             (iv) If the Corporation shall desire to exercise its right to call for conversion all of the Cumulative Convertible Preferred Stock, it shall give notice of such call by first class mail postage prepaid (or, if such shares are held of record by 10 Persons or less, by certified mail), not less than 10 nor more than 45 days prior to the date fixed for conversion in such notice (the 'Conversion Call Date'), to each holder's last address as it shall appear upon the stock transfer books of the Corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the holder of any Cumulative Convertible Preferred Stock shall not affect the validity of the call for conversion of any other Cumulative Convertible Preferred Stock.

             Each such notice shall specify the Conversion Call Date, the place of conversion (which must be in New York City or Miami, Florida), and the Conversion Price at which such Cumulative Convertible Preferred Stock is to be converted and shall state that issuance and delivery of the certificate or certificates for the Common Stock to be issued on conversion of the Cumulative Convertible Preferred Stock will be made on surrender of the Cumulative Convertible Preferred Stock at said place of conversion and that from and after the Conversion Call Date such Cumulative Convertible Preferred Stock shall cease to be outstanding.

             (v) If notice of call for conversion shall have been given as provided hereinabove, the Cumulative Convertible Preferred Stock outstanding on the Conversion Call Date shall be converted into Class A Common Stock or Class B Common Stock, as the case may be, by the Corporation on the Conversion Call Date and at the place stated in such notice at the applicable Conversion Price. On and after the Conversion Call Date, the Cumulative Convertible Preferred Stock shall cease to be outstanding.

             (vi) The surrender of shares of Cumulative Convertible Preferred Stock for conversion pursuant to a call for conversion made by the Corporation pursuant to Section 5(b) shall be made by the holder thereof by delivering the certificate or certificates evidencing ownership of such shares with proper endorsement or instruments of transfer and the certificate or evidence referred to in Section 5(a)(v) above, as applicable, to the Corporation at the office or agency to be maintained by the Corporation for that purpose. In the case of lost or destroyed certificates evidencing ownership of shares of Cumulative Convertible Preferred Stock to be surrendered for conversion pursuant to a call for conversion, the holder shall submit proof of loss or destruction and such indemnity as shall be reasonably required by the Corporation.

             (vii) As soon as practicable after its receipt of the certificate or certificates evidencing ownership of such shares of Cumulative
        Convertible Preferred Stock and, if applicable, the certificate or evidence referred to in Section 5(a)(v) above, the Corporation shall issue and deliver at said office or agency to the person for whose account such shares of Cumulative Convertible Preferred Stock were so surrendered, or on such person's written order, a certificate or certificates for the number of such shares of Class A Common Stock or Class B Common Stock, as the case may be, and a check or cash payment (if any) to which such holder is entitled with respect to fractional shares as determined by the Corporation in accordance with Section 5(f) of this Part C and with respect to any accrued and unpaid dividends in accordance with Section 5(d) of this Part C. Notwithstanding the foregoing, if, on the Conversion Call Date, the Corporation shall be in arrears in the payment of dividends on the Cumulative Convertible Preferred Stock for three or more Dividend Periods, each holder of such stock shall have the right to elect either (A) (1) to have all or part of such accrued and unpaid dividends credited against the Conversion Price, provided, however, that in no event shall such Conversion Price per share be reduced below the amount per share equal to the amount below which the Predecessor Conversion Price could be lowered immediately prior to the Effective Date (subject to adjustment on the same basis as the Conversion Price is subject to adjustment) and (2) to receive in cash, to the extent funds are legally available and not contractually restricted under agreements with Persons who are not the Buyer or Affiliates or Associates of the Buyer and to the extent not then paid in full, to retain the right to receive in cash, as soon thereafter as funds are legally available and not so contractually restricted, all accrued and unpaid dividends in excess of the amount, if any, credited as provided in clause (i) or (B) to retain the right to receive in cash, as soon thereafter as funds are legally available and not so contractually restricted, all accrued and unpaid dividends.

             (viii) Conversion of all Cumulative Convertible Preferred Stock then outstanding shall be deemed to have been effected on the Conversion Call Date and the person or persons in whose name or names any certificate or certificates for Class A Common Stock or the Class B Common Stock, as the case may be, shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares of Class A Common Stock or Class B Common Stock, as the case may be, into which such person's or persons' Cumulative Convertible Preferred Stock shall be deemed to be converted on said date.

          (c) Holder's Right to Put After Call for Conversion. If the Corporation calls for the conversion of the Cumulative Convertible Preferred Stock pursuant to Section 5(b) of this Part C then within 30 days after the Conversion Call Date, each holder of Common Stock into which such Cumulative Convertible Preferred Stock was converted as of such date shall have the unconditional right to require the Corporation to purchase all or part of such holder's Common Stock at a purchase price per share equal to the Predecessor Put Price (as defined in Part D), subject to adjustment in accordance with Section 5(e) of this Part C (such purchase price, as so adjusted, the 'Put Price'). If such holder of Common Stock desires to require the Corporation to purchase such holder's shares of Common Stock in accordance herewith, such holder shall give written notice to the Corporation at said office or agency that such holder elects to have the Corporation purchase such holder's shares of Class A Common Stock or Class B Common Stock, as the case may be, in accordance with the provisions of this Section 5(c). Such notice shall also state the number of whole shares of Class A Common Stock or Class B Common Stock to be purchased by the Corporation pursuant to this Section 5(c). In the case of lost or destroyed certificates evidencing ownership of shares of Class A Common Stock or Class B Common Stock, as the case may be, to be purchased by the Corporation pursuant to this Section 5(c), such holder shall submit proof of loss or destruction and such indemnity as shall be reasonably required by the Corporation. On delivery of the certificate or certificates evidencing ownership of the Common Stock to be purchased by the Corporation pursuant to this Section 5(c), with proper endorsement or instruments of transfer to the Corporation, to the office or agency to be maintained by the Corporation for that purpose, the Corporation or its designee shall pay to such holder of such Class A Common Stock or Class B Common Stock, as the case may be, in immediately available funds the Put Price for each share of such stock delivered pursuant to this Section 5(c).

          (d) Dividend Upon Conversion. No payment or adjustment shall be made to any holder of shares of Cumulative Convertible Preferred Stock surrendered by the holder thereof at such holder's option in respect of any dividends which would have accrued for the portion of the Dividend Period ended on the Conversion Date on the shares of Cumulative Convertible Preferred Stock surrendered for conversion; provided, however, that (i) if shares of Cumulative Convertible Preferred Stock shall be converted subsequent to the record date for any dividend thereon and prior to the payment date for such dividend, notwithstanding such conversion the dividend shall be payable on the payment date for such dividend to the person in whose name such shares of Cumulative Convertible Preferred Stock were held of record at the close of business on such record date and (ii) all accrued and unpaid dividends for each Dividend Period ended prior to such Conversion Call Date or date of surrender shall be paid to the person in whose name such shares were held of record at the close of business on such record date. If either (A) the shares of Cumulative Convertible Preferred Stock are called for conversion by the Corporation, or (B) a record date shall be set by the Corporation with respect to Common Stock for any purpose other than a cash dividend not requiring an adjustment under Section 5(e)(iii) and shares of Cumulative Convertible Preferred Stock are converted into Common Stock on or before such record date, then in either case holders of such shares shall be entitled to receive on the Conversion Call Date in the case of clause (A) or at the time of conversion in the case of clause (B) all accrued and unpaid dividends thereon for each Dividend Period ended prior to the Conversion Call Date in the case of clause (A) or the time of conversion in the case of clause (B) plus a pro rata portion of the dividend thereon which would otherwise have accrued for the portion of the Dividend Period ended on such Conversion Call Date or at the time of conversion, as the case may be. If the Corporation shall at such time be in arrears in the payment of dividends on the Cumulative Convertible Preferred Stock for three or more Dividend Periods, each holder shall have the right to elect either (Y) (1) to have all or part of such accrued and unpaid dividends credited against the Conversion Price, provided, however, that in no event shall the Conversion Price per share be reduced below an amount per share equal to the amount below which the Predecessor Conversion Price cold not be lowered immediately prior to the Effective Date (subject to adjustment on the same basis as the Conversion Price is subject to adjustment) and (2) to receive in cash, to the extent funds are legally available and not contractually restricted under agreements with Persons who are not the Buyer or Affiliates or Associates of the Buyer and to the extent not then paid in full, to retain the right to receive in cash, as soon thereafter as funds are legally available and not so contractually restricted, all accrued and unpaid dividends in excess of the amount, if any, credited as provided in clause (i) or (Z) to retain the right to receive in cash, as soon thereafter as funds are legally available and not so contractually restricted, all accrued and unpaid dividends.

          (e) Adjustments to Conversion Price, Call Threshold Price And Put Price. The Conversion Price, Call Threshold Price and Put Price shall each be subject to adjustments from time to time as follows:

             (i) In case the Corporation shall at any time or from time to time after the Effective Date (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock into a greater number of shares, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Cumulative Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive immediately following any of the events described above had such shares of Cumulative Convertible Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier, and the Call Threshold Price and the Put Price with respect to the Common Stock shall be proportionately adjusted so as to result in a new Call Threshold Price and a new Put Price equal to the product of (i) the initial Call Threshold Price or initial Put Price, as the case may be, in either case as adjusted theretofore, and (ii) a fraction the numerator of which is the number of shares of Common Stock outstanding immediately prior to the applicable event listed above and the denominator of which is the number of shares of Common Stock outstanding immediately following such event. An adjustment made pursuant to this Section 5(e)(i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this Section 5(e)(i) in connection with any transaction to which Section 5(e)(v) applies.

             (ii) In case, at any time or from time to time after the Effective Date, the Corporation shall issue or sell any shares of Common Stock (except as provided in Section 5(e)(i) of this Part C) for a consideration per share less than the Current Market Price (as defined in Section 5(e)(iv)) in effect immediately prior to such issue or sale, including the issuance or exchange of any shares of Common Stock as consideration for the acquisition by the Corporation of any shares of capital stock of any Subsidiary in connection with the settlement of any litigation or otherwise and whether or not such Subsidiary is merged with or into the Corporation contemporaneously therewith or thereafter, then forthwith upon such issue or sale, the Conversion Price in effect immediately prior to such issue or sale shall be adjusted (calculated to the nearest cent) by dividing the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be an amount equal to the sum of the number of shares of Common Stock issued and outstanding immediately prior to such issue or sale plus the number of additional shares of Common Stock issued or to be issued and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue or sale plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock would purchase at the Current Market Price immediately prior to such issue or sale. If at any time an adjustment is made in the Conversion Price pursuant to this
        Section 5(e)(ii), then the Call Threshold Price and the Put Price shall be similarly adjusted by dividing the Call Threshold Price and the Put Price by the fraction determined as provided above. No adjustment shall be made pursuant to this Section 5(e)(ii) in connection with any transaction to which Section 5(e)(v) applies.

                (A) For the purposes of Section 5(e)(ii) above, the following paragraphs (1) to (5), inclusive, shall also be applicable:

                    (1) In case at any time the Corporation shall grant any rights to subscribe for, or any rights, warrants, or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called 'Convertible Securities'), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of such rights or options, plus, in the case of any such rights or options which relate to such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Current Market Price immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (B) of this Section 5(e)(ii), no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                    (2) In case at any time the Corporation shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Current Market Price immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (i) except as provided in clause (B) of this
               Section 5(e)(ii), no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this
               Section 5(e)(ii), no further adjustment of Conversion Price shall be made by reason of such issue or sale.

                    (3) In case at any time the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Convertible Securities, any Convertible Securities issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                    (4) In  case at  any  time any  shares  of Common  Stock  or
               Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such non-cash consideration as determined (i) in the case of Common Stock, Convertible Securities, rights or options having a fair market value (as determined in good faith by the Board of Directors) of $10,000,000 or less, in good faith by the Board of Directors of the Corporation, and (ii) in the case of such Common Stock, Convertible Securities, rights or options having a fair market value in excess of $10,000,000, in good faith by the Board of Directors of the Corporation based on, among other things, a valuation of such non-cash consideration by a nationally-recognized, independent investment banking firm, in each case without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation (other than the Predecessor Corporation) into the Corporation, the amount of consideration therefor shall be deemed to be the fair market value of the net assets of such merged corporation as determined (i) in the case of net assets having a fair market value (as determined in good faith by the Board of Directors) of $10,000,000 or less, in good faith by the Board of Directors of the Corporation, and (ii) in the case of net assets having a fair market value in excess of $10,000,000, in good faith by the Board of Directors of the Corporation based on, among other things, a valuation opinion by a nationally-recognized, independent investment banking firm, in each case after deducting therefrom all cash and other consideration (if any) paid by the Corporation in connection with any such merger, but without deducting therefrom any expenses incurred in connection therewith.

                    (5) In case at any time the Corporation shall take a record of the holders of Common Stock for the purpose of entitling them
               (i) to receive a dividend or other distribution payable in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                (B) If the purchase price provided for in any right or option referred to in paragraph (1) of clause (A) of this Section 5(e)(ii), or the rate at which any Convertible Securities referred to in paragraphs (1) or (2) of said clause (A) are convertible into or exchangeable for Common Stock, shall change or a different purchase price or rate shall become effective at any time or from time to time (other than under or by reason of provisions set forth in this
           Section 5(e) designed to protect against dilution), then, upon such change becoming effective, the Conversion Price then in effect hereunder shall forthwith be increased or decreased to such Conversion Price as would have obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (1) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (2) the granting or issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the consideration, if any, received by the Corporation therefor and to be received on the basis of such changed price. On the expiration of any right, warrant or option referred to in paragraph (1) of clause (A) of this Section 5(e)(ii), or on the termination of any right to convert or exchange any Convertible Securities referred to in paragraphs (1) or (2) of said clause (A), the Conversion Price shall forthwith be readjusted to such amount as would have been obtained had the adjustment made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of the issuance or sale of only the number of shares of Common Stock actually issued upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be decreased to such Conversion Price as would have been obtained had the adjustments made upon the issuance of such right or option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

             (iii) In case the Corporation shall at any time or from time to time after the Effective Date declare, order, pay or make a dividend or other distribution in cash or otherwise (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries (as defined in Part D hereof) by way of dividend or spinoff), on its Common Stock, other than (A) dividends payable in cash not in excess of 50% of Earnings (as defined in Part D hereof) on an accumulated basis commencing on May 1, 1993, or (B) dividends or distributions of shares of Common Stock which are referred to in Section 5(e)(i), then, and in each such case, the Conversion Price shall be adjusted by multiplying (1) the applicable Conversion Price on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the denominator of which shall be the Current Market Price per share of Common Stock, and the numerator of which shall be such Current Market Price per share of Common Stock less the fair market value per share of Common Stock of such dividend or distribution (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Cumulative Convertible Preferred Stock and, in each case where such fair market value is in excess of $10,000,000, a valuation opinion of a nationally-recognized, independent investment banking firm), and the Call Threshold Price and the Put Price shall be similarly adjusted by multiplying the Call Threshold Price and the Put Price by such fraction. No adjustment shall be made pursuant to this Section 5(e)(iii) in connection with any transaction to which Section 5(e)(v) applies. For purposes of determining the percentage of Earnings distributed by dividend in excess of the limitation set forth in Section 5(e)(iii) above, the Corporation shall deliver to the holders of record of the Cumulative Convertible Preferred Stock substantially contemporaneously with the filing of the Annual Report on Form 10-K of the Corporation with the Securities and Exchange Commission a certificate prepared by the regular independent certified public accountants of the Corporation that shall set forth the Earnings of the Corporation (including for such purpose the Predecessor Corporation (as defined in Part D)) on a cumulative basis commencing May 1, 1993, the dividends paid by the Corporation and the Predecessor Corporation on its shares of capital stock on a cumulative basis from and after such date both in absolute amount and as a percentage of such Earnings, and the amount of the adjustment, if any, which would be required under Section 5(e)(iii) if conversion of the Cumulative Convertible Preferred Stock had occurred as of the close of business on the last day of the most recently concluded fiscal year of the
        Corporation. Notwithstanding anything herein to the contrary, no adjustment shall be made pursuant to this Section 5(e)(iii) in connection with any payment of cash dividends by the Corporation unless one or more holders of Cumulative Convertible Preferred Stock have elected to convert their Cumulative Convertible Preferred Stock pursuant to Section 5(a) of this Part C or the Corporation has exercised its right to require conversion pursuant to Section 5(b) of this Part C, in which case the adjustment, if any, required by this Section 5(e)(iii) shall be made immediately prior to the Conversion Date and shall be certified by the Corporation's regular independent certified public accountants.

             (iv) For the purpose of any computation under Sections 5(e)(ii) and 5(e)(iii) (and under Section 3(d) of Part A), the Current Market Price per share of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices of such stock for the twenty consecutive Trading Days commencing thirty Trading Days prior to the date in question.

             (v) In the case  of any consolidation of  the Corporation with,  or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation, other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) or any sale or transfer of all or substantially all of the assets of the Corporation, each holder of a share of Cumulative Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Corporation into which such shares of Cumulative Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Corporation is not an entity with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be ('constituent entity'), or an affiliate of a constituent entity, and failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Corporation held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised ('non-electing share'), then for the purpose of this Section
        (5)(e) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of shares of Cumulative Convertible Preferred Stock to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be appropriate, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares. The above provisions shall similarly apply to successive consolidations, mergers, sales or transfers. The Corporation shall not effect any such consolidation, merger, sale or transfer, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the holder of each share of Cumulative Convertible Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive under this Section 5(e).

             (vi) The Corporation may make such adjustments in the Conversion Price, Call Threshold Price or Put Price, in addition to those required by subparagraphs (i) through (v) of this Section 5(e), as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

             (vii) No adjustment in the Conversion Price, Call Threshold Price or Put Price will be made for the issuance of shares of capital stock (or rights, warrants or other securities convertible into or exchangeable for shares of capital stock) (i) to employees, officers, directors or consultants pursuant to the Corporation's or any Subsidiaries' employee benefit plans, employee compensation arrangements or stock option plans or programs in effect from time to time or (ii) pursuant to underwritten public offerings of shares of capital stock of the Corporation.

             (viii) No adjustment will be required to be made in the Conversion Price, Call Threshold Price or Put Price until cumulative adjustments require an adjustment of at least 1% of such Conversion Price, Call Threshold Price or Put Price.

             (ix) For purposes of this Section 5(e), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation but the sale or issue of such shares shall be a sale or issue for the purposes of Section 5(e)(ii).

             (x) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this Section 5(e).

             (xi) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment pursuant to this Section 5(e) in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this Section 5(e) or in the Conversion Price, Call Threshold Price or Put Price then in effect shall be required by reason of the taking of such record.

          (f) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Cumulative Convertible Preferred Stock, but the holder thereof will receive in cash an amount equal to the value of such fractional share of Common Stock based on the Current Market Price. If more than one share of Cumulative Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered.

          (g) Payment of Taxes. The Corporation shall pay any tax in respect of the issue of stock certificates on conversion of shares of Cumulative Convertible Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of the shares converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (h) Class A Common Stock and Class B Common Stock Reserved for Conversion. The Corporation shall at all times reserve and keep available out of its authorized and unissued Class A Common Stock and Class B Common Stock or have available in its treasury the full number of shares of Class A Common Stock and Class B Common Stock deliverable upon the conversion of all outstanding shares of Cumulative Convertible Preferred Stock and Class B Common Stock and shall take all such action as may be required from time to time in order that it may validly and legally issue fully paid and non-assessable shares of Class A Common Stock and shares of Class B Common Stock, as the case may be, upon conversion of the Cumulative Convertible Preferred Stock or Class B Common Stock, as the case may be.

          (i) Notice of Adjusted Conversion Price, Call Threshold Price and Put Price. If, and at any time, the Conversion Price, Call Threshold Price or Put Price is adjusted as herein provided a notice stating that the Conversion Price, Call Threshold Price or Put Price, as the case may be, has been adjusted and setting forth the adjusted Conversion Price, Call Threshold Price or Put Price, as the case may be, shall be mailed forthwith by the Corporation by first class mail postage prepaid (or, if such shares are held of record by 10 Persons or less, by certified mail) to the holders of Cumulative Convertible Preferred Stock at their last addresses as they shall appear upon the

     Corporation's stock transfer books. Failure to mail the notice or any defect in such notice shall not affect the validity of any transaction referred to in such notice.

          (j) Notice of Certain Events. In the event:

             (i) the Corporation shall declare a dividend (or any other distribution, including a spinoff or distribution of stock of any Subsidiary) on its Common Stock (other than a cash dividend payable out of Earnings not requiring an adjustment pursuant to Section 5(e)(iii)); or

             (ii) the Corporation shall authorize the issuance to holders of its Common Stock of rights or warrants to subscribe for or purchase Common Stock or convertible securities; or

             (iii) of any reclassification of the Common Stock or of any consolidation or merger to which the Corporation is a party or of the sale or transfer of all or substantially all of the assets of the
        Corporation and for which approval of any stockholders of the Corporation is required; or

             (iv) of the  voluntary or involuntary  dissolution, liquidation  or winding up of the Corporation; then, and in each event, the Corporation shall cause to be mailed to each holder of Cumulative Convertible Preferred Stock, at his address as the same shall appear on the books of the Corporation, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, by first class mail postage prepaid (or, if such shares are held of record by 10 Persons or less, by certified mail), a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance, or, if a record is not to be taken, the date as of which the holders of Class A Common Stock or Class B Common Stock of record to be entitled to such dividend, distribution or issuance are to be determined, and the nature and amount of such dividend, distribution or issuance or (B) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Class A Common Stock or Class B Common Stock of record shall be entitled to exchange their Class A Common Stock or Class B Common Stock, as the case may be, for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

     D. Definitions. As used herein the following terms shall have the following meanings:

          (a) 'Affiliate' of a specified Person shall mean any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified.

          (b) 'Associate' when used to indicate a relationship with any Person shall mean (i) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten (10) percent or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, (iii) any spouse, parents, children, siblings, mothers-and fathers-in-law, sons-and daughters-in-law, and brothers-and sisters-in-law or (iv) any officer or director of any corporation controlling or controlled by such Person.

          (c) 'Business Day' shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking organizations in New York, New York are authorized or obligated by law or executive order to close.

          (d) 'Closing Price' shall mean the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, Inc. or, if the Class A Common Stock or Class B Common Stock, as the case may be, is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Class A Common Stock or Class B Common Stock, as the case may be, is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System, or, if the Class A Common Stock or Class B Common Stock, as the case may be, is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board for that purpose, or, if the Corporation's Class A Common Stock is not priced in such a market, the value determined, in good faith by the Board of Directors or, if the Corporation's Class B Common Stock is not priced in such a market, the value of the Class A Common Stock determined in accordance herewith.

          (e) 'Common Stock' shall mean stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage, including, without limitation, the Class A Common Stock and the Class B Common Stock.

          (f) 'Dividend Period' shall mean the six-month period ending on March 30 or September 30, as the case may be, of each year, commencing with the period ending September 30, 1994.

          (g) 'Earnings' shall mean the consolidated net income of the Corporation (including the Predecessor Corporation) and the Subsidiaries as reflected on the statement of operations and retained earnings prepared in accordance with generally accepted accounting principles and reported in the Corporation's (including the Predecessor Corporation's) financial statements as filed with the Securities and Exchange Commission.

          (h) 'Effective Date' means the date on which the merger of the Predecessor Corporation with and into the Corporation shall have been consummated and become effective pursuant to the provisions of the Agreement and Plan of Merger by and between the Predecessor Corporation and the Corporation.

          (i) 'Exchange Group' shall mean Security Management Corp., a Maryland corporation ('SMC'), Victor Posner Trust No. 20, a trust organized under the laws of the State of Florida (the 'Trust'), beneficiaries of the Trust, Victor Posner ('Posner') and any person (including any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity) controlling, controlled by, or under common control with SMC, Posner, the Trust or beneficiaries of the Trust and the spouse, lineal descendants and other relatives or family members of Posner.

          (j) 'Original Issue Date' means April 23, 1993.

          (k) 'Person' shall mean any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.

          (l) 'Predecessor Call Threshold Price' means the Call Threshold Price for the Predecessor Convertible Preferred Stock in effect immediately prior to the Effective Date.

          (m) 'Predecessor Common Stock' means the shares of Class A Common Stock, par value $.10 per share, and Class B Common Stock, par value $.10 per share, of the Predecessor Corporation.

          (n) 'Predecessor Conversion Price' means the price per share at which shares of Predecessor Convertible Preferred Stock were convertible into shares of Predecessor Common Stock immediately prior to the Effective Date.

          (o) 'Predecessor Convertible Preferred Stock' means the shares of Cumulative Convertible Preferred Stock, par value $.10 per share, of the Predecessor Corporation.

          (p) 'Predecessor Corporation' means Triarc Companies, Inc., an Ohio corporation.

          (q) 'Predecessor Put Price' means the 'put price' (as defined in the Articles of Incorporation of the Predecessor Corporation) for the Predecessor Convertible Preferred Stock in effect immediately prior to the Effective Date.

          (r) 'Redemption Agent' shall mean any individual, corporation (including the Corporation), partnership, joint venture, trust or unincorporated organization that is identified in any notice of redemption provided for herein and that is authorized by the Corporation to pay the redemption price of, and accrued and unpaid dividends determined under
     Section 2 of Part C on the Cumulative Convertible Preferred Stock on presentation and surrender to such agent.

          (s) 'Shares ranking junior to the Cumulative Preferred Stock' shall mean and include each and every series of Preferred Stock and all other shares of the Corporation other than those defined under this Section as shares 'ranking prior to' or 'on a parity with' the Cumulative Convertible Preferred Stock.

          (t) 'Shares ranking on a parity with the Cumulative Convertible Preferred Stock' shall mean and include shares of each and every series of Preferred Stock (up to the Aggregate Dollar Amount) and all other shares (including shares of Preferred Stock in excess of the Aggregate Dollar Amount), if authorized and issued as provided in Section 4(b) of Part C, of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank equally (except as to the amounts fixed therefor) with the rights of the holders of Cumulative Convertible Preferred Stock.

          (u) 'Shares ranking prior to the Cumulative Convertible Preferred stock' shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Cumulative Convertible Preferred Stock.

          (v) 'Subsidiary' shall mean any corporation whose shares of capital stock having ordinary voting power to elect a majority of the directors of such corporation are owned, directly or indirectly, by the Corporation.

          (w) 'Trading Day' shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is a day on which the New York Stock Exchange or the American Stock Exchange, as the case may be, is open for trading in securities or a day on which securities are quoted on the National Association of Securities Dealers Automated Quotation National Market System.

                                   ARTICLE V
                   BOARD OF DIRECTORS; STOCKHOLDERS MEETINGS

     SECTION 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     SECTION 2. The Board of Directors shall consist of not less than ten (10) nor more than twenty (20) persons, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of directors then in office; provided, however, that such maximum number may be increased from time to time to reflect the rights of holders of Preferred Stock to elect directors in accordance with the terms of this Certificate of Incorporation or of the Certificate of Designation pursuant to which any class or series of Preferred Stock is issued or to the extent provided in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any class or series of Preferred Stock pursuant to Article IV of this Certificate of Incorporation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all of the members of the Board of Directors or the committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Members of the Board of Directors or any committee thereof designated by the Board of Directors, may participate in a meeting of the Board of Directors, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such a manner shall constitute presence in person at such meeting.

     SECTION 3. Subject to the rights of the holders of any class or series of Preferred Stock, any vacancy in the Board of Directors caused by death, resignation, removal, retirement, disqualification or any other cause (including an increase in the number of directors) may be filled solely by resolution adopted by the affirmative vote of a majority of the directors then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining director. Any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of that director for which the vacancy occurred. No decrease in the size of the Board of Directors shall have the effect of shortening the term of any incumbent director.

     SECTION 4. Except as otherwise provided by law or by this Certificate of Incorporation, a majority of the directors in office at the time of a duly assembled meeting shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present at such meeting shall be the act of the Board of Directors.

     SECTION 5. Except as otherwise provided by law, at any annual or special meeting of stockholders only such business shall be conducted as shall have been properly brought before the meeting. Except as otherwise provided in this
Article V, in order to be properly brought before the meeting, such business must have either been (A) specified in the written notice of the meeting (or any supplement thereto) given to stockholders of record on the record date for such meeting by or at the direction of the Board of Directors, (B) brought before the meeting at the direction of the Chairman, the President or the Board of Directors or (C) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements. A notice referred to in clause (C) of the preceding sentence must be delivered personally to, or mailed to and received at, the principal executive office of the Corporation, addressed to the attention of the Secretary, not less than 45 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual or special meeting was mailed or such public disclosure was made, whichever first occurs. Such notice referred to in clause (C) of the first sentence of this Section 5 shall set forth (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting, (ii) the name and address of the person proposing to bring such business before the meeting, (iii) the class and number of shares held of record, held beneficially and represented by proxy by such person as of the record date for the meeting (if such date has then been made publicly available) and as of the date of such notice, (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto, and the written consent of each such nominee to serve if elected, (v) any material interest of the stockholder in such item of business and (vi) all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto. No business shall be brought before any meeting of stockholders of the Corporation otherwise than as provided in this Section 5. The Corporation may require a proposed nominee for director to furnish such other information as may be required to be set forth in a stockholder's notice of nomination which pertains to the nominee or which may be reasonably required to determine the eligibility of such proposed nominee to serve as a director of the Corporation. At the request of the Board of Directors, any individual nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to a nominee. The Chairman of the meeting may, if the facts warrant, determine that a nomination or stockholder proposal was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded.

     SECTION 6. The annual meeting of stockholders of the Corporation for the election of directors and the transaction of such other business as may be brought before the meeting in accordance with this Certificate of Incorporation shall be held on the date and the time fixed from time to time by the Board of Directors, by a resolution adopted by the affirmative vote of a majority of the Entire Board (as defined in Article VI of this Certificate of Incorporation).

     SECTION 7. Except as otherwise provided by law or by Article VI of this Certificate of Incorporation, at any meeting of stockholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with this Certificate of Incorporation and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by stockholders; provided, however, that the affirmative vote of a plurality in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of directors.

     SECTION 8. At every meeting of stockholders, the Chairman or, in the absence of such officer, the President or, in the absence of both such officers, such person as shall have been designated by the

Chairman, or if he has not done so, then by the President, or if he has not done so, by resolution adopted by the affirmative vote of a majority of the Entire Board, shall act as chairman of the meeting. The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of such meeting of stockholders and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by law.

     SECTION 9. Any class or series of Preferred Stock may exercise the special voting rights, if any, of such class or series to elect directors upon the occurrence of certain events specified in the Certificate of Designation pursuant to which any such class or series of Preferred Stock is issued or in this Certificate of Incorporation, as the case may be, in any manner now or hereafter permitted by this Certificate of Incorporation, Delaware law or the applicable Certificate of Designation for such class or series of Preferred Stock.

     SECTION 10. The exercise by the Board of Directors of the powers conferred in this Article V shall at all times be subject to any statutory or other limitations upon such powers provided by the laws of the State of Delaware.

     SECTION 11. Members of the Board of Directors may be elected either by written ballot or by voice vote.

     SECTION 12. The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.

                                   ARTICLE VI
                             BUSINESS COMBINATIONS

     SECTION 1. In addition to any affirmative vote required by law or under any other provisions of this Certificate of Incorporation or required in a specific case by the Board of Directors, and except as otherwise expressly provided in this Article VI, a Business Combination (as hereinafter defined) shall require the approval of the holders of the then outstanding Voting Shares (as hereinafter defined) entitled to cast at least 75% of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (and such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned (as hereinafter defined) by any Interested Stockholder (as hereinafter defined). Each such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     SECTION 2. The provisions of Section 1 of this Article VI shall not be applicable if: (i) immediately prior to the time the Business Combination is consummated, the Corporation is the Beneficial Owner (as hereinafter defined) of a majority of each class of the outstanding Equity Securities (as hereinafter defined) of the Interested Stockholder; (ii) the Business Combination was approved by at least a majority of the Board of Directors (even though not the Entire Board (as hereinafter defined)), but only if a majority of the directors acting favorably upon such matter are Continuing Directors (as hereinafter defined); or (iii) the consideration to be received in or as a result of the Business Combination by the holders of each class of the Voting Shares acquired by the Interested Stockholder is at least equal to the greater of the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees and with appropriate adjustments for recapitalizations and for stock splits, reverse stock splits and stock dividends) paid by the Interested Stockholder for any shares of such class (A) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination or (B) in the transaction in which it became an Interested Stockholder, and is in cash or in the same form of consideration as the Interested Stockholder paid to acquire the largest number of Voting Shares previously acquired by it. If the ownership or form of consideration requirements set forth in clauses (i) and (iii) of this Section 2 are satisfied, the Business Combination shall require the approval of the holders of then outstanding Voting Shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (the 'Ratification Percentage') (and such approval must include the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned by any Interested Stockholder). If the Board of Directors approves the Business Combination in accordance with the requirements set forth in clause (ii) of the preceding sentence, the Board of Directors may, again in accordance with the voting provisions of such clause
(ii), determine to require a vote of stockholders. If a stockholder vote is required for such Business Combination under law, the Board of Directors shall require the affirmative vote of the then outstanding Voting Shares equal to the higher of: (1) the Ratification Percentage (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned by any Interested Stockholder) and (2) such other percentage as is required by law. If a stockholder vote is not required for such Business Combination under law, the Board of Directors may, in its discretion, (x) decide not to require a stockholder vote to approve the Business Combination or (y) require the affirmative vote of the outstanding Voting Shares equal to (i) the Ratification Percentage (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares which are not Beneficially Owned by any Interested Stockholder) or (ii) such other percentage as it so determines. Each such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     SECTION 3. For the purposes of this Article VI:

          (1) 'Business Combination' shall mean:

             (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (whether or not the Corporation is the surviving corporation) (i) any Interested Stockholder or an Affiliate or Associate (as hereinafter defined) of an Interested Stockholder, or an Affiliate thereof, or (ii) any other corporation (whether or not itself an Interested Stockholder), which, after such merger or consolidation, would be an Affiliate or Associate of an Interested Stockholder or an Affiliate thereof; or

             (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, or an Affiliate thereof, of any Substantial Part (as hereinafter defined) of the assets of the Corporation or of any Subsidiary; or

             (C) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to the Corporation or any Subsidiary of any assets (excluding any Voting Shares, but including without limitation any securities, whether outstanding, authorized but unissued or in treasury, issued by an Interested Stockholder or by an Affiliate or Associate of an Interested Stockholder or by an Affiliate thereof) of (i) any Interested Stockholder or (ii) an Affiliate or Associate of an Interested Stockholder, or an Affiliate thereof, if the amount paid therefor constitutes a Substantial Part of the assets of the Corporation or any Subsidiary; or

             (D) the issuance or transfer by the Corporation or by any Subsidiary (in one transaction or a series of related transactions) of any securities of the Corporation or any Subsidiary (except upon conversion of convertible securities as a result of a pro rata stock dividend or stock split) to any Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, or an Affiliate thereof, in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $5,000,000 or more; or

             (E) the adoption of any plan or proposal for the liquidation, dissolution, spinoff, split-up or split-off of the Corporation if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon or, if no vote would otherwise be required, the date the transaction is planned to be consummated, any Person (as hereinafter defined) shall be an Interested Stockholder; or

             (F)  any   reclassification  of   securities  (including,   without
        limitation, any combination of shares or reverse stock split) or recapitalization of the Corporation, or any reorganization, merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding securities of any class of Equity Securities of the Corporation or any Subsidiary of which any Interested Stockholder is, directly or indirectly, the Beneficial Owner; or

             (G)  any agreement, contract or other arrangement providing for any
        of  the   transactions  described   in  this   definition  of   Business
        Combination.

          (2) A 'Person' shall mean any individual, firm, corporation or other entity.

          (3) 'Interested Stockholder' shall mean any Person (other than the Corporation or any Subsidiary and other than any pension, profit sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of any such Business Combination (other than a Business Combination referred to in subparagraph (1)(E) of this Section 3) is the Beneficial Owner of more than ten (10) percent of the voting power of the Voting Shares (determined solely on the basis of the total number of Voting Shares so beneficially owned in relation to the total number of Voting Shares issued and outstanding); provided, however, that DWG Acquisition Group, L.P., a Delaware limited partnership, or any Affiliate or Associate thereof, shall not be considered an Interested Stockholder for purposes of this Article VI.

          (4) 'Beneficial Ownership' shall be determined, and a Person shall be the 'Beneficial Owner' of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision) or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on the date of the merger of Triarc Companies, Inc., an Ohio corporation, with and into the Corporation (the 'Merger'); provided, however, that a Person shall, in any event, also be deemed to be the 'Beneficial Owner' of any Voting
     Shares:

             (A) of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner, or

             (B) of which such Person or any of its Affiliates or Associates has
        (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of an agreement, arrangement or understanding with the Corporation to effect a Business Combination) or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner), or

             (C) of which any other Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation;

     and provided further, however, that (i) no director or officer of the Corporation, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner and (ii) no trustee of an employee stock ownership or similar plan of the Corporation or any Subsidiary ('Employee Plan Trustee') nor any Associate or Affiliate of any such Employee Plan Trustee, shall, solely by reason of being an Employee Plan Trustee or Associate or Affiliate of an Employee Plan Trustee, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares held by or under any such plan.

          (5) 'Continuing Director' shall mean a Person who was a member of the Board of Directors of the Corporation as of the date of the Merger, or a person thereafter elected by the stockholders or appointed by the Board of Directors whose election or appointment or recommendation by the Board of Directors for election by the Corporation's stockholders was approved of by at least a majority of the Continuing Directors then on the Board of Directors.

          (6) 'Entire Board' shall mean the number of directors determined from time to time by the Board of Directors pursuant to a resolution adopted pursuant to Section 2 of Article V of this Certificate of Incorporation.

          (7) An 'Affiliate' of a specified Person is a Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. The term 'Associate' used to indicate a relationship with any Person shall mean (i) any corporation or organization (other than the Corporation or a Subsidiary) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten (10) percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Trustee, as defined above),
     (iii) any Relative (as hereinafter defined) of such Person or (iv) any officer or director of any corporation controlling or controlled by such Person.

          (8) 'Relative'  shall  mean  a  Person's  spouse,  parents,  children,
     siblings,   mothers-and  fathers-in-law,   sons-and  daughters-in-law,  and
     brothers-and sisters-in-law.

          (9) 'Subsidiary' shall mean any corporation of which a majority of any class of Equity Security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (3) of this Section 3, the term 'Subsidiary' shall mean only a corporation of which a majority of each class or series of Equity Security is owned, directly or indirectly, by the Corporation.

          (10) 'Substantial Part' shall mean assets having a book value (determined in accordance with generally accepted accounting principles) in excess of 10% of the book value (determined in accordance with generally accepted accounting principles) of the total consolidated assets of the entity in question and its consolidated Subsidiaries, at the end of its most recent fiscal year ending prior to the time the determination is made.

          (11) 'Voting Shares' shall mean any issued and outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; provided, however, that for purposes of computing the number of Voting Shares of which a Person is a Beneficial Owner in order to determine whether such Person is an Interested Stockholder, the outstanding Voting Shares owned by the Interested Stockholder shall include shares deemed owned by such Person through the application of paragraph (4) of this Section 3.

          (12) 'Equity Security' shall have the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1994.

     SECTION 4. A majority of the Entire Board shall have the power to determine, but only if a majority of the Entire Board shall then consist of Continuing Directors, or, if a majority of the Entire Board shall not then consist of Continuing Directors, a majority of the then Continuing Directors shall have the power to determine, for the purposes of this Article VI on the basis of information known to them, (i) the number of Voting Shares of which any Person is the Beneficial Owner, (ii) whether a Person is an Affiliate or Associate of another, (iii) whether a Person has an agreement, arrangement or understanding with another as to any matter referred to in subparagraph (4)(C) of Section 3 of this Article VI, (iv) whether the assets subject to any Business Combination constitute a Substantial Part of the assets of the entity in question, and/or (v) any other factual matter relating to the applicability or effect of this Article VI. Any determinations made by the Board of Directors, or by the Continuing Directors, as the case may be, pursuant to this Article VI in good faith and the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders, including any Interested Stockholder.

     SECTION 5. Any amendment, alteration, change or repeal of this Article VI, or any other amendment of this Certificate of Incorporation made at a time when the Corporation has an Interested Stockholder, shall, in addition to any other vote or approval required by law or by this Certificate of

Incorporation, require the affirmative vote of the holders of the then outstanding Voting Shares entitled to cast at least 75% of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (and such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner); provided, however, that such 75% vote (and such additional affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner) shall not be required for any amendment, alteration, change or repeal declared advisable by the Board of Directors by the affirmative vote of a majority of the Entire Board and submitted to the stockholders for their consideration, but only if a majority of the members of the Board of Directors acting favorably upon such matter shall be Continuing Directors, in which case this Article VI, or any other provision of this Certificate of Incorporation, may be amended by the affirmative vote of stockholders holding at least a majority of the voting power of the outstanding Voting Shares (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner); and provided, further, that the Ratification Percentage may be amended, altered, repealed or changed by the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding Voting Shares (such affirmative vote shall not require the affirmative vote of the holders of Voting Shares entitled to cast at least a majority of the votes entitled to be cast by the holders of all the then outstanding Voting Shares exclusive of those of which any Interested Stockholder is the Beneficial Owner).

                                  ARTICLE VII
                                INDEMNIFICATION

     SECTION 1. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a 'Proceeding'), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an 'Other Entity'), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements). Persons who are not Directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article VII.

     SECTION 2. The Corporation shall, from time to time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the Delaware General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

     SECTION 3. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Certificate of Incorporation, the By-laws of the Corporation (the 'By-laws'), any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

     SECTION 4. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

     SECTION 5. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII, the By-laws or under Section 145 of the Delaware General Corporation Law or any other provision of law.

     SECTION 6. The provisions of this Article VII shall be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article VII is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer, or other person intend to be legally bound. No repeal or modification of this Article VII shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

     SECTION 7. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

     SECTION 8. Any Director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

     SECTION 9. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article VII may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                  ARTICLE VIII
                      LIMITATION ON LIABILITY OF DIRECTORS

     SECTION 1. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the Delaware General Corporation Law, as so amended.

     SECTION 2. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX
                  ADOPTION, AMENDMENT AND/OR REPEAL OF BY-LAWS

     The Board of Directors may from time to time (after adoption by the undersigned of the original By-laws) make, alter or repeal the By-laws by a vote of two-thirds of the entire Board of Directors that would be in office if no vacancy existed, whether or not present at a meeting; provided, however, that any By-laws made, amended or repealed by the Board of Directors may be amended or repealed, and any By-laws may be made, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the Corporation entitled to vote in the election of Directors of the Corporation.

                                   ARTICLE X
                                  INCORPORATOR

     The name and mailing address of the incorporator are: Mary C. Wade, c/o Triarc Companies, Inc., 900 Third Avenue, 31st Floor, N.Y., N.Y. 10022.


     WITNESS the signature of this Certificate this 6th of May, 1994.

                                                     /s/ MARY C. WADE
                                           .....................................
                                                       Incorporator

                                                                       EXHIBIT C

                           TRIARC MERGER CORPORATION
                                    BY-LAWS

                                   ARTICLE I
                                    OFFICES

     SECTION 1. Registered Office in Delaware. The registered office of the Corporation (as defined in Article IX below) in the State of Delaware shall be located at 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of the resident agent in charge thereof shall be The Corporation Trust Company.

     SECTION 2. Executive Offices. The Corporation shall maintain executive offices at 777 South Flagler Drive, Suite 1000E, West Palm Beach, Florida and at 900 Third Avenue, New York, New York 10022, or such other location as the Board of Directors shall determine.

     SECTION 3. Other Offices. In addition to the registered office in the State of Delaware and the principal executive office, the Corporation may have offices at such other places within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETING OF STOCKHOLDERS

     SECTION 1. Annual Meetings. The annual meeting of stockholders of the Corporation for the election of directors and the transaction of such other business as may be brought before the meeting in accordance with the Certificate of Incorporation (as defined in Article IX below) and these By-Laws shall be held on the date and at the time fixed from time to time by the Board of Directors within thirteen (13) months after the date of the preceding annual meeting. The annual meeting of stockholders of the Corporation shall not be called or held otherwise than as provided in the Certificate of Incorporation or in these By-Laws.

     SECTION 2. Special Meeting. Special meetings of stockholders of the Corporation may be called only at the direction of the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Board of Directors.

     SECTION 3. Place of Meeting. Annual and special meetings of stockholders of the Corporation shall be held at the registered office of the Corporation in the City of Wilmington, County of New Castle, State of Delaware, unless some other place within or without the State of Delaware shall have been fixed by a resolution adopted by the Board and designated in the notice of meeting.

     SECTION 4. Notice of Meetings. Notice of every meeting of stockholders of the Corporation, annual or special, stating the time, place and, in general terms, the purpose or purposes thereof, shall be given by the Chairman and Chief Executive Officer or the President and Chief Operating Officer or the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting. Notice of the time, place and purposes of any annual or special meeting of stockholders may be dispensed with if every stockholder entitled to notice of and to vote at such meeting shall attend, either in person or by proxy, or if every absent stockholder entitled to such notice and vote shall, in a writing or writings filed with the records of the meeting either before or after the holding thereof, waives such notice.

     SECTION 5. Means of Giving Notice. A notice of any annual or special meeting of stockholders of the Corporation may be given either personally or by mail or other means of written communication, charges prepaid, addressed to the stockholder at such stockholder's address appearing on the books of the Corporation or given by such stockholder to the Corporation for the purpose of notice. If a stockholder gives no address to the Corporation for the purpose of notice, notice is duly given to such stockholder if sent by mail or other means of written communication addressed to the place where the registered office of the Corporation is situated, or if published, at least once in a newspaper of general circulation in the county in which such office is located.

     SECTION 6. Time of Notice. Any required notice of any meeting of stockholders of the Corporation shall be sent to each stockholder entitled thereto not less than ten (10) nor more than sixty (60) days prior to the date of the meeting.

     SECTION 7. Record Date. The record date for determining stockholders entitled to notice of and to vote at any meeting of stockholders of the Corporation shall be that date, not less than ten (10) nor more than sixty (60) days preceding the date of the meeting, fixed for such purpose by the affirmative vote of a majority of the Board of Directors, or, if no such date is fixed for such purpose by the Board of Directors, the date next preceding the day on which notice of the meeting is given, or, if notice of the meeting is waived, the day next preceding the day on which the meeting is held.

     SECTION 8. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders of the Corporation, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder.

     SECTION 9. Quorum. At any meeting of stockholders of the Corporation the presence in person or by proxy of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote shall constitute a quorum for the transaction of business brought before the meeting in accordance with the Certificate of Incorporation and these By-Laws and, a quorum being present, the affirmative vote of the holders of a majority in voting power present in person or represented by proxy and entitled to vote shall be required to effect action by stockholders; provided, however, that the affirmative vote of a plurality in voting power present in person or represented by proxy and entitled to vote shall be required to effect elections of directors. The stockholders present at any duly organized meeting of stockholders may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum.

     SECTION 10. Adjournment. Any meeting of stockholders of the Corporation may be adjourned from time to time, without notice other than by announcement at the meeting by the chairman of the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     SECTION 11. Organization. At every meeting of stockholders of the Corporation, the Chairman and Chief Executive Officer or, in the absence of such officer, the President and Chief Operating Officer or, in the absence of both such officers, such individual as shall have been designated by the Chairman and Chief Executive Officer, or if such officer has not done so, then by the President and Chief Operating Officer, or if such officer has not done so, by a resolution adopted by the affirmative vote of a majority of the Board of Directors, shall act as chairman of the meeting. The Secretary of the Corporation or, in the absence of such officer, an Assistant Secretary in attendance or, in the absence of the Secretary and an Assistant Secretary, an individual appointed by the chairman of the meeting shall act as secretary of the meeting and keep a record of the proceedings of the meeting.

     SECTION 12. Agenda and Rules of Order. The chairman of the meeting shall have sole authority to prescribe the agenda and rules of order for the conduct of any meeting of stockholders of the Corporation and to determine all questions arising thereat relating to the order of business and the conduct of the meeting, except as otherwise required by law.

     SECTION 13. Conduct of Business at Meetings. Except as otherwise provided by law, at any annual or special meeting of stockholders of the Corporation only such business shall be conducted as shall have been properly brought before the meeting. In order to be properly brought before the meeting, such business must have either been:

          (A) specified in the written notice of the meeting (or any supplement thereto) given to stockholders of record on the record date for such meeting by or at the direction of the Board of Directors; or

          (B) brought before the meeting at the direction of the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Board of Directors.

     SECTION 14. Stockholder Action by Consent. Any action required or permitted to be taken by the holders of the issued and outstanding stock of the Corporation may be effected at an annual or special meeting of stockholders or by the consent in writing of such stockholders or any of them, which writing shall be filed with the minutes of proceedings of the stockholders.

                                  ARTICLE III
                               BOARD OF DIRECTORS

     SECTION 1. Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     SECTION 2. Qualification of Director. Each director shall be at least eighteen (18) years of age. Directors need not be stockholders of the Corporation.

     SECTION 3. Number of Directors. The Board of Directors shall consist of not fewer than two (2) nor more than fifteen (15) individuals, the exact number to be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of directors then in office.

     SECTION 4. Election and Term of Office. The members of the Board of Directors shall be elected by the stockholders at the annual meeting of stockholders and each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

     SECTION 5. Vacancies. Any vacancy in the Board of Directors caused by death, resignation, retirement, disqualification or removal or any other cause (including an increase in the number of directors) may be filled solely by resolution adopted by the affirmative vote of a majority of the directors then in office, whether or not such majority constitutes less than a quorum, or by a sole remaining director. Any new director elected to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the director for which the vacancy occurred. No decrease in the size of the Board of Directors shall have the effect of shortening the term of any incumbent director.

     SECTION 6. Resignation of Directors. Any director may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, and if no time be specified, shall take effect at the time of its receipt by the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective, but no resignation shall discharge any accrued obligation or duty of a director.

     SECTION 7. Removal of Directors. A duly elected director of the Corporation may be removed from such position, with or without cause, only by the affirmative vote of the holders of two-thirds ( 2/3) of the voting power of the outstanding capital stock of the Corporation entitled to vote in the election of directors, voting as a single class..

     SECTION 8. Quorum of Directors. Except as otherwise required by law or by the Certificate of Incorporation or by these By-Laws, (i) a majority of the directors in office at the time of a duly assembled meeting shall constitute a quorum and be sufficient for the transaction of business, and (ii) any act of a majority of the directors present at a meeting at which there is a quorum shall be the act of the Board of Directors.

     SECTION 9. Place of Meeting. Subject to the provisions of Section 10 of this Article III, the Board of Directors may hold any meeting at such place or places within or without the State of Delaware as it may determine.

     SECTION 10. Organization Meeting. After each annual meeting of stockholders of the Corporation, the Board of Directors shall meet immediately at the place where such meeting of stockholders was held for the purpose of organization, election of Executive Officers (as defined in Section 1 of Article V), and the transaction of other business.

     SECTION 11. Regular Meetings. Regular meetings of the Board of Directors may be held at such times and at such places within or without the State of Delaware as the Board of Directors shall from time to time determine.

     SECTION 12. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman and Chief Executive Officer, the President and Chief Operating Officer or any two directors, and any such meeting shall be held at such time and at such place within or without the State of Delaware as shall be specified in the notice of meeting.

     SECTION 13. Notice of Meetings. Subject to the provisions of Section 10 of this Article III, notice of the place, day and hour of every meeting of the Board of Directors shall be given to each director by mailing such notice at least two (2) days before the meeting to his or her last known address or by personally delivering, telegraphing or telephoning such notice to him or her at least twenty-four (24) hours before the meeting.

     SECTION 14. Organization. The Chairman and Chief Executive Officer or, in the absence of such officer, the President and Chief Operating Officer shall call meetings of the Board of Directors to order and shall act as the chairman thereof. In the absence of the Chairman and Chief Executive Officer and the President and Chief Operating Officer, a majority of the directors present may elect as chairman of the meeting any director present. The Secretary of the Corporation or, in the absence of such officer, an Assistant Secretary in attendance or, in the absence of the Secretary and an Assistant Secretary, an individual appointed by the chairman of the meeting shall act as a secretary of the meeting and keep a record of the proceedings of the meeting.

     SECTION 15. Order of Business. Unless otherwise determined by the Board of Directors the order of business and rules of order at any meeting of the Board of Directors shall be determined by the chairman of the meeting.

     SECTION 16. Adjournment. Any meeting of the Board of Directors may be adjourned from time to time by a majority of the directors present, whether or not they shall constitute a quorum, and no notice shall be required of any adjourned meeting beyond the announcement of such adjournment at the meeting.

     SECTION 17. Action by Board of Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all the members of the Board or the committee, as the case may be, consent thereto in writing and the writings are filed with the minutes of the proceedings of the Board of Directors or committee, as the case may be.

     SECTION 18. Action by Conference Telephone. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such a meeting.

     SECTION 19. Compensation. Each director, in consideration of his or her serving as such, shall be entitled to receive from the Corporation such compensation as the Board of Directors shall from time to time determine, together with reimbursement for reasonable expenses incurred by him or her in attending meetings of the Board of Directors. Each director who shall serve as a member of any committee of the Board of Directors, in consideration of his or her serving as such, shall be entitled to such additional compensation as the Board of Directors shall from time to time determine, together with reimbursement for reasonable expenses incurred by him or her in attending meetings of such committee. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                            COMMITTEES OF DIRECTORS

     SECTION 1. Committees. By resolution adopted by the affirmative vote of a majority of the Board of Directors, the Board of Directors may appoint one or more committees, which may include as members directors only or directors and non-directors, as the Board of Directors may from time to time consider desirable, and such committees shall have such powers and duties as the Board of Directors shall determine and as shall be specified in the resolution of appointment; provided, however, that the powers and duties of any such committee whose members shall include non-directors shall be limited to making recommendations to the Board of Directors.

     SECTION 2. Committee Vacancies. Any member of a committee appointed pursuant to this Article IV shall serve at the pleasure of the Board of Directors, which Board shall have the power at any time by the affirmative vote of a majority of the Board of Directors to remove any member, with or without cause, and to fill vacancies in the membership of a committee. No committee appointed pursuant to this Article IV shall have the power to fill any vacancy in the membership of such committee. Any committee appointed pursuant to Section 1 of this Article IV shall exist at the pleasure of the Board of Directors, which Board shall have the power at any time by the affirmative vote of a majority of the Board of Directors to change the powers and duties of any such committee or to dissolve it.

     SECTION 3. Committee Meetings. Regular meetings of a committee appointed pursuant to this Article IV shall be held at such times and at such places within or without the State of Delaware as the Board of Directors or the committee shall from time to time determine, and no notice of such regular meetings shall be required. Special meetings of any committee may be called by the chairman of such committee or by the Chairman and Chief Executive Officer or by the President and Chief Operating Officer, and shall be called by the Secretary of the Corporation on the written request of any member of such committee. Notice of a special meeting of any committee shall be given to each member thereof by mailing such notice at least forty-eight (48) hours, or by personally delivering, telegraphing or telephoning the same at least eighteen
(18) hours, before the meeting. It shall not be requisite for the validity of any meeting of any committee that notice thereof shall have been given to any committee member who is present at the meeting or, if absent, waives notice thereof in writing filed with the records of the meeting either before or after the holding thereof. The majority of the members of a committee shall constitute a quorum for the transaction of committee business, and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the committee. A committee shall keep regular minutes of its meetings and all action taken or resolutions adopted shall be reported to the Board of Directors at the meeting of the Board next following such action.

                                   ARTICLE V
                                    OFFICERS

     SECTION 1. Executive Officers. At the organization meeting of the Board of Directors following the annual meeting of stockholders, the Board of Directors shall elect as executive officers of the Corporation a Chairman and Chief Executive Officer, a President and Chief Operating Officer, a Secretary and a Treasurer, and may elect as executive officers of the Corporation one or more Chairmen Emeritus, Vice Chairmen, Executive Vice Presidents and Senior Vice Presidents. All such executive officers elected by the Board of Directors are referred to in these By-Laws as 'Executive Officers.' The Board of Directors may from time to time appoint such other officers and agents of the Corporation as the interests of the Corporation may require and may fix their duties and terms of office. To the extent permitted by law, any number of offices may be held by the same person.

     SECTION 2. Other Officers. In addition to the Executive Officers elected by the Board of Directors pursuant to Section 1 of this Article V, the Chairman and Chief Executive Officer and the President and Chief Operating Officer may from time to time appoint such other officers of the Corporation, including, Vice Presidents, Assistant Vice Presidents, Staff Vice Presidents, Assistant Secretaries, Assistant Treasurers and Controllers, as the interests of the Corporation may require (the 'Other

Officers');  provided, however,  that no Other  Officer may be  appointed to the office of Chairman Emeritus, Vice Chairman, President and Chief Operating Officer, Executive Vice President, Senior Vice President, Secretary or Treasurer. Each appointment of an Other Officer shall be in writing and shall set forth the duties of the Other Officer being appointed and, subject to
Section 3 of this Article V, such officer's term of office.

     SECTION 3. Term of Office. Each Executive Officer shall hold office until the organization meeting of the Board of Directors following the annual meeting of stockholders next succeeding such officer's election and until such officer's successor is elected and qualified, or until such officer's earlier death, resignation, retirement or removal. Each Other Officer shall hold office for a term to be decided by the appointing Chairman and Chief Executive Officer or President and Chief Operating Officer, as the case may be; provided, however, that no such term shall be for a period longer than the term of office of the appointing Chairman and Chief Executive Officer or President and Chief Operating Officer.

     SECTION 4. Removal of Officers. Any Executive Officer or Other Officer may be removed from office with or without cause at any time by the affirmative vote of a majority of the Board of Directors. Any Other Officer may be removed from office at any time with or without cause by the Chairman and Chief Executive Officer or President and Chief Operating Officer.

     SECTION 5. Vacancies. A vacancy in any Executive Office or Other Office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. A vacancy in any Other Office arising from any cause may be filled for the unexpired portion of the term by the Chairman and Chief Executive Officer or President and Chief Operating Officer.

     SECTION 6. Compensation of Officers. The salaries or compensation, if any, of the Executive Officers shall be fixed by the Board of Directors or the Compensation Committee of the Board of Directors, if their be one. The salaries or compensation of the Other Officers and division officers, if there be any, may be fixed from time to time by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     SECTION 7. Chairman and Chief Executive Officer. The Chairman and Chief Executive Officer shall be Chairman of the Board of Directors and of the
Executive Committee, if any, shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and control of the business and affairs of the Corporation with power and authority, when acting in the ordinary course of business of the Corporation, in the name and on behalf of the Corporation and under its seal attested by the Secretary or an Assistant Secretary of the Corporation, or otherwise, to (i) execute and deliver agreements, contracts, certificates and other instruments, (ii) purchase and accept delivery of stocks, bonds, evidences of interest and indebtedness, rights and options to acquire the same, and all other securities, whether negotiable or non-negotiable, (iii) sell, assign, transfer and deliver all stocks, bonds, evidence of interest and indebtedness, rights and options to acquire the same, and all other securities, corporate or otherwise, now or hereafter standing in the name of or owned beneficially by the Corporation, (iv) open and maintain accounts with banking institutions, including investment banks and brokerage firms, and (v) borrow from banks and other financial institutions, including investment banks and brokerage firms, such sums of money for such periods of time and upon such terms as such officer shall deem necessary or appropriate, and execute and deliver notes, other evidences of indebtedness and agreements for the repayment of any sums so borrowed in the name and on behalf of the Corporation; provided, however, that no borrowing pursuant to this clause (v) shall have an original maturity of more than one year. Such officer shall preside at all meetings of stockholders of the Corporation and the Board of Directors at which such officer is present.

Such officer shall perform all other duties and enjoy all other powers which are commonly incident to the office of Chairman and Chief Executive Officer, or are delegated to such officer from time to time by the Board of Directors or are or may at any time be authorized or required by law.

     SECTION 8. Chairman Emeritus and Vice Chairmen of the Board. The Chairman Emeritus and Vice Chairmen of the Board, if there be any, shall be members of the Board of Directors and shall have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     SECTION 9. President and Chief Operating Officer. The President and Chief Operating Officer shall be a member of the Board of Directors and of the Executive Committee, if any, shall be the chief operating officer of the Corporation responsible for directing, administering and coordinating the business operations of the Corporation in accordance with policies, goals and objectives established by the Board of Directors and the Chairman and Chief Executive Officer with power and authority, when acting in the ordinary course of business of the Corporation, in the name and on behalf of the Corporation and under its seal attested by the Secretary or an Assistant Secretary of the Corporation, or otherwise, to, (i) execute and deliver agreements, contracts, certificates and other instruments, (ii) purchase and accept delivery of stocks, bonds, evidences of interest and indebtedness, rights and options to acquire the same, and all other securities, whether negotiable or non-negotiable, (iii) sell, assign, transfer and deliver all stocks, bonds, evidences of interest and indebtedness, rights and options to acquire the same, and all other securities, corporate or otherwise, now or hereafter standing in the name of or owned beneficially by the Corporation, (iv) open and maintain accounts with banking institutions, including investment banks and brokerage firms, and (v) borrow from banks and other financial institutions, including investment banks and brokerage firms, such sums of money for such periods of time and upon such terms as such officer shall deem necessary or appropriate, and execute and deliver notes, other evidences of indebtedness and agreements for the repayment of any sums so borrowed in the name and on behalf of the Corporation; provided, however, that no borrowing pursuant to this clause (v) shall have an original maturity of more than one year. Such officer shall perform all other duties and enjoy all other powers which are commonly incident to the office of President and Chief Operating Officer or which are delegated to such officer by the Board of Directors or the Chairman and Chief Executive Officer. In the absence of the Chairman and Chief Executive Officer, the President and Chief Operating Officer shall perform all duties and may exercise all powers of the Chairman and Chief Executive Officer and shall preside at meetings of stockholders of the Corporation and the Executive Committee.

     SECTION 10. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents Elected by the Board. The Executive Vice Presidents, the Senior Vice Presidents and the Vice Presidents elected by the Board of Directors pursuant to
Section 1 of this Article V, if there be any, shall have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     SECTION 11. Secretary. The Secretary shall record the proceedings of all meetings of stockholders of the Corporation and of the Board of Directors which such officer attends in a book or books to be kept for that purpose. Such officer shall attend to the giving and serving of all notices on behalf of the Corporation, shall have custody of the records and the seal of the Corporation and shall affix the seal to any instrument which requires the seal of the Corporation. Such officer shall, in general, perform all the duties and functions incident to the office of Secretary and shall also perform such other duties as may from time to time be assigned to such officer by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     SECTION 12. Treasurer. The Treasurer shall have custody and control of all funds and securities of the Corporation, except as otherwise provided by the Board of Directors. Such officer shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books to be kept for that purpose, shall deposit all money and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors, and shall render to the Chairman and Chief Executive Officer, the President and Chief Operating Officer or the Board of Directors, whenever any of them may require it, an account of all such officer's transactions as Treasurer and an account of the financial condition of the Corporation. Such officer shall also perform such other duties as may from time to time be assigned to such officer by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     SECTION 13. Powers and Duties of Other Officers. The Other Officers shall have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

                                   ARTICLE VI
                                 CAPITAL STOCK

     SECTION 1. Certificates. Each stockholder of the Corporation shall be entitled to a certificate or certificates signed by or in the name of the Corporation by the Chairman and Chief Executive Officer, the President and Chief Operating Officer, an Executive Vice President or a Senior Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, certifying the number of shares of stock of the Corporation owned by such stockholder. Any or all of the signatures on the certificates may be a facsimile.

     In case any officer, Transfer Agent or Registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, Transfer Agent or Registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he, she or it was such officer, Transfer Agent or Registrar at the date of issue.

     All certificates of each class or series shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Every certificate shall certify the name of the Person owning the shares represented thereby, with the number of shares and the date of issue. The names and addresses of all Persons owning shares of the Corporation, with the number of shares owned by each and the date or dates of issue of the shares held by each, shall be entered in the books of the Corporation kept for that purpose by the proper officers, agents or employees of the Corporation.

     The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Persons, whether or not it has actual or other notice thereof, except as provided by law.

     SECTION 2. Cancellation of Certificates. All certificates surrendered to the Corporation shall be cancelled and, except in the case of lost, stolen or destroyed certificates, no new certificates shall be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and cancelled.

     SECTION 3. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the Person claiming the certificate or certificates to be lost, stolen or destroyed. In its discretion and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors may require that the owner of such lost, stolen or destroyed certificate or certificates, or such Person's legal representative, advertise the same in such manner as the Board shall require and/or give the Corporation and its Transfer Agent or Agents, Registrar or Registrars a bond in such form and amount as the Board of Directors may direct as indemnity against any claim that may be made against the Corporation and its Transfer Agent or Agents, Registrar or Registrars, and that the owner requesting such new certificate or certificates obtain a final order or decree of a court of competent jurisdiction as such owner's right to receive such new certificate or certificates.

     SECTION 4. Transfer of Shares. Shares of stock shall be transferable on the books of the Corporation by the holder thereof, in person or by duly authorized attorney, upon the surrender of the certificate or certificates representing the shares to be transferred, properly endorsed, with such proof or guarantee of the authenticity of the signature as the Corporation or its agents may reasonably require.

     SECTION 5. Transfer Agents and Registrars. The Corporation may have one or more Transfer Agents and one or more Registrars of its stocks, whose respective duties the Board of Directors may define from time to time. No certificate of stock shall be valid until countersigned by a Transfer Agent, if the Corporation shall have a Transfer Agent, or until registered by the Registrar, if the Corporation shall have a Registrar. The duties of Transfer Agent and Registrar may be combined.

     SECTION 6. Closing of Transfer Books and Fixing of Record Date. The Board of Directors shall have power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotments of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period not exceeding sixty (60) days in connection with obtaining the consent of stockholders for any purpose, provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any meeting of stockholders nor more than sixty (60) days before the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                                  ARTICLE VII
                       CONTRACTS, CHECKS, DRAFTS, PROXIES

     SECTION 1. Execution of Contracts. The Board of Directors may authorize any Executive or Other Officer, agent or employee of the Corporation to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances, and, unless so authorized by the Board of Directors, no Executive or Other Officer, agent or employee except the Chairman and Chief Executive Officer and the President and Chief Operating Officer shall have any power or authority to bind the Corporation by any contract or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     SECTION 2. Loans. Except as otherwise provided in these By-Laws, no loan shall be contracted in the name or on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, or on its behalf, unless authorized by the Board of Directors. Such authority may be general or confined to specific instances. When so authorized, the Executive or Other Officer, agent or employee thereunto authorized may effect loans and advances at any time for the Corporation from any Person (including any bank, trust company or other institution) and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

     SECTION 3. Checks, Drafts, etc. All checks, drafts, bills of exchange or other orders for the payment of money, obligations, notes or other evidences of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by the Chairman and Chief Executive Officer, the President and Chief Operating Officer or such other Executive Officer or Other Officer, agent, attorney, or employee of the Corporation as shall from time to time be determined by the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer.

     SECTION 4. Proxies in Respect of Securities of Other Corporations. The Chairman and Chief Executive Officer, the President and Chief Operating Officer and such other Executive or Other Officers as are designated by the Chairman and Chief Executive Officer or the President and Chief Operating Officer are authorized to vote by casting a ballot in person or by voting by proxy on behalf of the Corporation the shares owned by the Corporation of the stock or other securities in any other Corporation at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation.

                                  ARTICLE VIII
                                INDEMNIFICATION

     The Corporation shall, and by reason of the enactment of this By-Law hereby does, indemnify each and every individual (including his or her heirs, executors and assigns) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, Executive Officer or Other Officer of the Corporation, or, while a director, Executive Officer or Other Officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with such action, suit or proceeding, to the full extent that it has the power to do so under Delaware Law. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Certificate of Incorporation or under any agreement, contract of insurance, vote of stockholders or disinterested directors, or otherwise, or of the broader power of the Corporation to indemnify a director, Executive Officer, Other Officer, employee or agent of the Corporation as authorized by Delaware Law.

                                   ARTICLE IX
                                  DEFINITIONS

     For purposes of these By-Laws, the following terms shall have the meanings set forth below:

          'Corporation' shall mean Triarc Merger Corporation.

          'Delaware Law' shall mean the General Corporation Law of the State of Delaware, as amended from time to time.

          'Executive  Officers' shall have the meaning set forth in Section 1 of
     Article V of these By-Laws.

          'Other Officer'  shall have  the meaning  set forth  in Section  2  of
     Article V of these By-Laws.

          'Person' shall mean any individual, firm, corporation or other entity.

          'Certificate   of  Incorporation'   shall  mean   the  Certificate  of
     Incorporation of the Corporation, as from time to time amended.

          'Voting Shares' shall mean any issued and outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

                                   ARTICLE X
                                 MISCELLANEOUS

     SECTION 1. Books and Records. The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

     SECTION 2. Dividends and Reserves. The Board of Directors, from time to time, may determine whether any, and, if any, what part of its net profits of the Corporation, or of its net assets in excess of its capital, available therefor pursuant to law and the Certificate of Incorporation, shall be declared by it as dividends on the stock of the Corporation. The Board of Directors, in its discretion, in lieu of declaring any such dividend, may use and apply any of such net profits or net assets as a reserve for working capital, to meet contingencies, for the purpose of maintaining or increasing the property or business of the Corporation or for any other lawful purpose which it may think conducive to the best interests of the Corporation.

     SECTION 3. Seal. The corporate seal of the Corporation shall be in the form of a circle and shall bear the name of the Corporation and the year and state of its incorporation.

     SECTION 4. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December in each year unless the Board of Directors shall determine otherwise.

                                   ARTICLE XI
                                   AMENDMENTS

     All By-Laws of the Corporation shall be subject to alteration, amendment or repeal, in whole or in part, and new By-Laws not inconsistent with Delaware Law or any provision of the Certificate of Incorporation may be made, by (i) the affirmative vote of stockholders holding not less than two-thirds of the voting power of the Voting Shares (as defined in Article IX above) of the Corporation then entitled to vote on such issue, or (ii) the affirmative vote of not less than a majority of all of the directors of the Corporation then holding office and entitled to vote on such issue.

                                                                       EXHIBIT D

                               OHIO REVISED CODE

     SECTION 1701.84 Dissenters in case of merger, consolidation, combination, or majority share acquisition.

     The following  are  entitled to  relief  as dissenting  shareholders  under section 1701.85 of the Revised Code:

          (A) Shareholders of a domestic corporation that is being merged or consolidated into a surviving or new corporation, domestic or foreign, pursuant to section 1701.78, 1701.79 or 1701.801 of the Revised Code;

          (B) In the case of a merger into a domestic corporation, shareholders of the surviving corporation who under section 1701.78 of the Revised Code are entitled to vote on the adoption of an agreement of merger, but only as to the shares so entitling them to vote;

          (C) Shareholders, other than the parent corporation, of a domestic subsidiary corporation that is being merged into the domestic or foreign parent corporation pursuant to section 1701.80 of the Revised Code;

          (D) In the case of a combination or a majority share acquisition, shareholders of the acquiring corporation who under section 1701.83 of the Revised Code are entitled to vote on such transaction, but only as to the shares so entitling them to vote;

          (E) Shareholders of a domestic subsidiary corporation into which is being merged one or more domestic or foreign corporations pursuant to section 1701.801 of the Revised Code.

     SECTION 1701.85  Procedure in case of dissents.

          (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

          (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on such proposal was taken at the meeting of the shareholders, the shareholders shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, stating his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

          (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

          (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new corporation, whether served before, on, or after the effective date of the merger or consolidation.

          (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, he, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested, in order that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the shareholder. Failure on the part of the shareholder to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to him within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. Such request by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

          (B) Unless the corporation and the dissenting shareholder shall have come to an agreement on the fair cash value per share of the shares as to which he seeks relief, the shareholder or the corporation, which in case of a merger or consolidation may be the surviving or the new corporation, within three months after the service of the demand by the shareholder, may file a compliant in the court of common pleas of the county in which the principal office of the corporation that issued such shares is located, or was located, or was located at the time when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within the period of three months, may join as plaintiffs, or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such complaint is required. Upon the filing of the complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint, and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share, and shall render judgment against the corporation for the payment of it, with interests at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding, and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505 of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares as agreed upon by the parties or as fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which such payment is made.

          (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to that on which the vote by the shareholders was taken, and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller, under no compulsion to sell, would be willing to accept, and that a willing buyer, under no compulsion to purchase, would be willing to pay, but in no event shall the fair cash value exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

          (D) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminate if:

             (1) Such shareholder has not complied with this section, unless the corporation by its directors waives such failure;

             (2) The corporation abandons or is finally enjoined or prevented from carrying out or the shareholders rescind their adoption of the action involved;

             (3) The shareholder withdraws his demand, with the consent of the corporation by its directors;

             (4) The corporation and the dissenting shareholder shall not have come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation shall have filed or joined in a complaint under division (B) of this section within the period provided.

          (E) From the time of giving the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class, or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest that, except for the suspension, would have been payable upon such shares or securities shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated otherwise than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions that, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                                                                       EXHIBIT E

                     [AMENDED AND RESTATED DWG CORPORATION]
                             {TRIARC COMPANIES, INC.}
                         1993 EQUITY PARTICIPATION PLAN

1. PURPOSE

     The purpose of the 1993 Equity Participation Plan (the 'Plan') of [DWG Corporation] {Triarc Companies, Inc.} (the 'Company') is to promote the interests of the Company and its stockholders by (i) securing for the Company and its stockholders the benefits of the additional incentive inherent in the ownership of the capital stock of the Company (the 'Capital Stock') by selected officers, directors ('Directors') and key employees of, and key consultants to, the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and (ii) assisting the Company to secure and retain the services of such persons. The Plan provides for granting such persons (a) options ('Options') for the purchase of shares of Capital Stock (the 'Shares'), (b) tandem stock appreciation rights ('SARs') and (c) Shares which are both restricted as to transferability and subject to a substantial risk of forfeiture ('Restricted Shares').

2. ADMINISTRATION

     The Plan shall be administered by a Committee (the 'Committee') consisting of two or more Directors appointed by the Board of Directors of the Company. Except as provided in Section 11 below, no member of the Committee shall be, or within one year before having become a member thereof shall have been granted or awarded pursuant to the Plan or any other plan of the Company or any of its subsidiaries or affiliates, Options, SARs or Restricted Shares of the Company or any of its subsidiaries or affiliates. The members of the Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company. Subject to the limitations and conditions hereinafter set forth, the Committee shall have authority to grant Options hereunder, to determine the number of Shares for which each Option shall be granted and the Option price or prices, to determine any conditions pertaining to the exercise or to the vesting of each Option, to grant tandem SARs in connection with any Option either at the time of the Option grant or thereafter, to make awards of Restricted Shares, to determine the number of Restricted Shares to be granted, and to establish in its discretion the restrictions to which any such Restricted Shares shall be subject. The Committee shall have full power to construe and interpret the Plan and any Plan agreement executed pursuant to the Plan to establish and amend rules for its administration, and to establish in its discretion terms and conditions applicable to the exercise of Options and SARs and the grant of Restricted Shares. The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

- ------------
Brackets [ ] indicate proposed deletions; {underlining} indicates proposed additions.

3. SHARES SUBJECT TO THE PLAN


     The Shares to be transferred or sold pursuant to the grant of Restricted Shares or the exercise of Options or SARs granted under the Plan shall be authorized Shares, and may be issued Shares reacquired by the Company and held in its treasury or may be authorized but unissued Shares. Subject to the provisions of Section 19 hereof (relating to adjustments in the number and classes or series of Capital Stock to be delivered pursuant to the Plan), the maximum aggregate number of Shares to be granted as Restricted Shares or to be delivered on the exercise of Options shall be [3,500,000] {10,000,000} and all such shares shall be shares of the Company's Class A Common Stock, par value $0.10 per share (the 'Class A Common Stock').


     If an Option expires or terminates for any reason during the term of the Plan and prior to the exercise in full of such Option or the related SAR, if any, or if Restricted Shares are forfeited as provided in the grant of such Shares, the number of Shares previously subject to but not delivered under such Option, related SAR or grant of Restricted Shares shall be available for the grant of Options, SARs or Restricted Shares thereafter; provided, however, that the grantee (or the grantee's beneficiary) has not enjoyed any of the benefits of stock ownership (other than voting rights or dividends that are forfeited). An Option that terminates upon the exercise of a tandem SAR shall be deemed to have been exercised at the time of the exercise of such tandem SAR, and the Shares subject thereto shall not be available for further grants under the Plan.

4. ELIGIBILITY

     Options, SARs or Restricted Shares may be granted from time to time to selected officers and key employees of, key consultants to, and, subject to the provisions of Section 2 hereof, Directors (including non-employee Directors) of the Company or any consolidated subsidiary, as defined in this Section 4. In addition, Options and SARs shall be granted automatically to non-employee Directors as provided in Section 11 hereof. From time to time, the Committee shall designate from such eligible officers, employees and consultants those who will be granted Options, SARs or Restricted Shares, and in connection therewith, the number of Shares to be covered by each grant of Options or Restricted Shares. Persons granted Options are referred to hereinafter as 'optionees,' and persons granted Restricted Shares are referred to hereinafter as 'grantees.' Nothing in the Plan, or in any grant of Options, SARs or Restricted Shares pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, nor in any way interfere with the right of the Company or any of its subsidiaries to terminate the person's employment at any time.


     The term 'subsidiary' shall mean, at the time of reference, any corporation organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term 'affiliate' shall mean any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company. {Notwithstanding any other provision of the Plan to the contrary, in no event may the aggregate number of shares of Class A Common Stock with respect to which Options and SARs are granted under the Plan to any individual exceed 5,000,000 during the term of the Plan.}

                    PROVISIONS RELATING TO OPTIONS AND SARS

5. CHARACTER OF OPTIONS

     Options granted hereunder shall not be incentive stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the 'Code'). Options granted hereunder shall be 'non-qualified' stock options subject to the provisions of Section 83 of the Code.


     {If an Option granted under the Plan (other than an Option granted pursuant to Section 11 of the Plan) is exercised by an optionee, then, at the discretion of the Committee, the optionee may receive a replacement or reload Option hereunder to purchase a number of Shares equal to the number of Shares utilized to pay the exercise price and/or withholding taxes on the Option exercise, with an exercise price equal to the 'fair market value' (as defined in Section 7 of the Plan) of a Share on the date such replacement or reload Option is granted, and, unless the Committee determines otherwise, with all other terms and conditions (including the date or dates on which the Option shall become exercisable and the term of the Option) identical to the terms and conditions of the Option with respect to which the reload Option is granted. No replacement or reload Option shall be granted in respect of the exercise of any Option granted pursuant to Section 11 of the Plan.}


6. STOCK OPTION AGREEMENT

     Each Option granted under the Plan, whether or not accompanied by SARs, shall be evidenced by a written stock Option agreement, which shall be executed by the Company and by the person to whom the Option is granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

7. OPTION EXERCISE PRICE

     The price per Share to be paid by the optionee on the date an Option is exercised shall not be less than 50 percent of the fair market value of one Share on the date the Option is granted.

     For purposes of this Plan, the 'fair market value' as of any date in respect of any Shares of Common Stock shall mean the closing price per share of Common Stock for the trading day on or on the first trading day immediately subsequent to such date. The closing price for such day shall be (a) as reported on the composite transactions tape for the principal exchange on which the Common Stock is listed or admitted to trading (the 'Composite Tape'), or if the Common Stock is not reported on the Composite Tape or if the Composite Tape is not in use, the last reported sales price regular way on the principal national securities exchange on which such Common Stock shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of such shares of Common Stock has been traded during the 30 consecutive trading days commencing 45 trading days before such date), or, in either case, if there is no transaction on any such day, the average of the bid and asked prices regular way on such day, or (b) if such Common Stock is not listed on any national securities exchange, the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices, as reported on the National Association of Securities Dealers Automated Quotation System ('NASDAQ'). If on any such date the Common Stock is not quoted by any such exchange or NASDAQ, the fair market value of the Common Stock on such date shall be determined by the Committee in its sole discretion. In no event shall the fair market value of any share be less than its par value.

8. OPTION TERM

     The period after which Options granted under the Plan may not be exercised shall be determined by the Committee with respect to each Option granted, but may not exceed [ten] {fifteen} years from the date on which the Option is granted, subject to the third paragraph of Section 9 hereof.

9. EXERCISE OF OPTIONS

     The time or times at which or during which Options granted under the Plan may be exercised, and any conditions pertaining to such exercise or to the vesting in the optionee of the right to exercise Options or SARs, shall be determined by the Committee in its sole discretion. Subsequent to the grant of an Option which is not immediately exercisable in full, the Committee, at any time before complete termination of such Option, may accelerate or extend the time or times at which such Option and the related SAR, if any, may be exercised in whole or in part.

     No Option or SAR granted under the Plan shall be assignable or otherwise transferable by the optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution. An Option or SAR shall be exercisable during the optionee's lifetime only by the optionee.

     The unexercised portion of any Option or SAR granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:


          (a) the expiration of [ten] {the period of time determined by the Committee upon the grant of such Option; provided that such period shall not exceed fifteen} years from the date on which such Option was granted;


          (b) the termination of the optionee's employment by, or services to, the Company and its subsidiaries if such termination constitutes or is attributable to a breach by the optionee of an employment or consulting agreement with the Company or any of its subsidiaries, or if the optionee is discharged or if his or her services are terminated for cause; or

          (c) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

The Committee and the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the optionee has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

     In the event of the death of an optionee, Options or SARs, if any, exercisable by the optionee at the time of his or her death may be exercised within one year thereafter by the person or persons to whom the optionee's rights under the Options or SARs, if any, shall pass by will or by the applicable law of descent and distribution. However, in no event may any Option or SAR be exercised by anyone after the earlier of (a) the final date upon which the optionee could have exercised it had the optionee continued in the employment of the Company or its subsidiaries to such date, or (b) one year after the optionee's death.

     An Option may be exercised only by a notice in writing complying in all respects with the applicable stock Option agreement. Such notice may instruct the Company to deliver Shares due upon the exercise of the Option to any registered broker or dealer approved by the Company (an 'approved broker') in lieu of delivery to the optionee. Such instructions shall designate the account into which the Shares are to be deposited. The optionee may tender such notice, properly executed by the optionee, together with the aforementioned delivery instructions, to an approved broker. The purchase price of the Shares as to which an Option is exercised shall be paid in cash or by check, except that the Committee may, in its discretion, allow such payment to be made by surrender of unrestricted Shares (at their fair market value on the date of exercise), or by a combination of cash, check and unrestricted Shares.


    {Payment in accordance with Section 9 may be deemed to be satisfied, if and to the extent provided in the applicable Option agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Shares acquired upon exercise to pay for all of the Shares acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Securities Exchange Act of 1934, as amended, and does not require the consent, clearance or approval of any governmental or regulatory body (including any securities exchange or similar self-regulatory organization).}


     The obligation of the Company to deliver Shares upon such exercise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that the Shares reserved for issuance upon the exercise of Options granted under the Plan shall have been duly listed on any national securities exchange which then constitutes the principal trading market for the Shares.

10. STOCK APPRECIATION RIGHTS

     The Committee may in its discretion grant SARs in connection with any Option, either at the time the Option is granted or at any time thereafter while the Option remains outstanding, to any person who at that time is eligible to be granted an Option. The number of SARs granted to a person which shall be exercisable during any given period of time shall not exceed the number of Shares which he or she may purchase upon the exercise of the related Option or Options during such period of time. Upon the exercise of an Option pursuant to the Plan, the SARs relating to the Shares covered by such exercise shall terminate. Upon the exercise of SARs pursuant to the Plan, the related Option to the extent of an equal number of Shares shall terminate.

     Upon an optionee's exercise of some or all of his or her SARs, the optionee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Shares or a combination thereof, as determined in the sole discretion of the Committee. The stock appreciation for an SAR is the difference between (i) the fair market value of the underlying Share on the date of the exercise of such SAR and (ii) the Option price specified for the related Option. At the time of such exercise, the optionee shall have the right to elect the portion of the amount to be received that shall consist of cash and the portion that shall consist of Shares, which, for purposes of calculating the number of Shares to be received, shall be valued at their fair market value on the date of the exercise of such SARs. The Committee in its sole discretion shall have the right to disapprove an optionee's election to receive cash in full or partial settlement of the SARs exercised, and to require the Shares to be delivered in lieu of cash. If Shares are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     An SAR is exercisable only during the period when the Option to which it is related is also exercisable. However, in no event shall an SAR be exercisable during the first six months after being granted except that an SAR shall be exercisable at the time of death or disability of the optionee if the related Option is then exercisable. No SAR may be exercised for cash, in whole or in part, except during the period beginning on the third business day following the date of release of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date.


11. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS{; ELECTIVE PURCHASE OF SHARES}

     {11.1 AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS}

     Notwithstanding any other provision of the Plan, each Director who is not then an employee of the Company or any subsidiary shall receive on the later of
(i) the date of his initial election or appointment to the Board of Directors and (ii) the date of adoption of the Plan by the Board of Directors, nonqualified Options to purchase 3,000 Shares and, in connection therewith, SARs for the same number of Shares. On the date of each subsequent annual meeting of stockholders of the Company at which a Director is reelected, he shall receive nonqualified Options to purchase 1,000 Shares and, in connection therewith, SARs for the same number of Shares. Each such Option shall have a term of ten years, subject to the provisions of this Section [11] {11.1} below. Each such Option shall become exercisable to the extent of one-half thereof on each of the two immediately succeeding anniversaries of the date of grant. The price per Share to be paid by the holder of such an Option shall equal the fair market value of one Share on the date the Option is granted. The purchase price of the Shares as to which such an Option is exercised shall be paid [only in cash, and such SARs shall be exercisable only for Shares.] {in cash, by check, by the delivery of unrestricted Shares held by the Director for at least six months, through the cashless exercise program described in Section 9, or any combination thereof, at the Director's election. SARs issued under this Section [11] 11.1} shall be exercisable for Shares. Any Director holding Options or SARs granted under this Section [11] {11.1} who is a member of the Committee shall not participate in any action of the Committee with respect to any claim or dispute involving such Director.


     Subject to the provisions of the applicable Plan agreement, the unexercised portion of any such Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (a) the expiration of ten years from the date on which such Option was granted;

          (b) the termination of the optionee's services to the Company and its subsidiaries if the optionee's services are terminated for 'cause,' that is
     (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any affiliate,
     (ii) for violation of a policy of the Company or any affiliate, (iii) for serious and willful acts or misconduct detrimental to the business or reputation of the Company of any affiliate or (iv) for 'cause' or any like term as defined in any written contract between the Company and the optionee; or


          (c) if the optionee's service terminates for reasons other than as provided in subsection (a), (b) or (d) of this Section [11] {11.1,} the portion of Options granted to such optionee which were exercisable immediately prior to such termination may be exercised until the earlier of
     (i) 90 days after his termination of service or (ii) the date on which such Options terminate or expire in accordance with the provisions of the Plan (other than this Section [11] {11.1}) and the Plan agreement; or

          (d) if the optionee's service terminates by reason of his death, or if the optionee's service terminates in the manner described in Subsection (c) of this Section [11] {11.1} and he dies within such period for exercise provided for therein, the portion of Options exercisable by him immediately prior to his death shall be exercisable by the person to whom such Options pass under such optionee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (i) one year after the optionee's death or (ii) the date on which such Options terminate or expire in accordance with the provisions of the Plan (other than this Section [11] {11.1}) and the Plan agreement.


     To the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934 (the 'Act') as in effect from time to time or any successor rule thereafter ('Rule 16b-3'), the provisions of this Section 11.1 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


     {11.2 ELECTIVE PURCHASE OF SHARES}

     {In addition to any other benefit to which any Director may be entitled under the terms of the Plan, a Director shall be permitted to elect to receive all or any portion of the annual retainer fees and/or board of directors or committee meeting attendance fees, if any (collectively, the 'Fees') that otherwise would be payable in cash to such Director, in Shares rather than cash in accordance with the provisions of this Section 11.2.}

     {Any Director may elect to receive all or any portion of his or her Fees in Shares rather than cash by delivering a written election (an 'Election Notice,' the election set forth therein being referred to as the 'Election') to the Secretary of the Company. An Election shall continue in effect until it is revoked by delivery to the Secretary of the Company of a written revocation notice (a 'Revocation') or modified by delivery to the Secretary of the Company of a new Election Notice. Any Election or Revocation under this Section 11.2 shall be effective with respect to Fees that otherwise would be paid after the later of (x) with respect to an Initial Election (as defined below), the date of receipt by the Secretary of the Company of the Election Notice or, if later, the date specified in such Election Notice, and (y) with respect to any Revocation or any Election other than an Initial Election, six months after the date of receipt by the Secretary of the Company of such Revocation or Election Notice. There shall be no limit on the number of Elections or Revocations that may be made a Director. A Director who does not elect that all or a portion of his Fees be paid in Shares shall receive his Fees in cash on the date that such Fees are otherwise due. Any Shares payable under this Section 11.2 shall be issued to the Director on the same date that the Fees would have been paid in cash. The number of Shares to be issued to a Director who makes an Election under this Section
11.2 shall be determined by dividing:}

         {(i) The amount of the Director's Fees for which he has made an Election under this Section 11.2, by}

         {(ii) the average of the fair market value of the Shares (as defined in Section 7 of the Plan) for the twenty (20) consecutive trading days immediately preceding the date as of which the Fees otherwise would be payable.}

{Only full Shares shall be issued pursuant to this Section. If the formula set forth above would result in a Director receiving any fractional Share, then, in lieu of such fractional Share, the Director shall be paid cash.}

     {For purposes of this Section 11.2 an 'Initial Election' means an Election received by the Secretary of the Company from a Director on a date not later than the later of (a) ten days following the date on which the Company's shareholders shall have approved the addition to the Plan of this Section 11.2, and (b) ten days after a Director is first elected a director of the Company.}


                    PROVISIONS RELATING TO RESTRICTED SHARES

12. GRANTING OF RESTRICTED SHARES

     The Committee may grant Restricted Shares to eligible persons at any time. In granting Restricted Shares, the Committee shall determine in its sole discretion the period or periods during which the restrictions on transferability applicable to such Shares will be in force (the 'Restricted Period'). The Restricted Period may be the same for all such Shares granted at a particular time or to any one grantee or may be different with respect to different grantees or with respect to various of the Shares granted to the same grantee, all as determined by the Committee in its sole discretion.

     Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Company and by the person to whom the Restricted Shares are granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

13. RESTRICTIONS ON TRANSFERABILITY

     During the Restricted Period applicable to each grant of Restricted Shares, such Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a grantee's eventual right, if any, to such Shares may not be assigned or transferred except by will or by the laws of descent and distribution. The restrictions on the transferability of Restricted Shares imposed by this Section are referred to in this Plan as the 'Transferability Restrictions.'

14. DETERMINATION OF VESTING RESTRICTIONS

     With respect to each grant of Restricted Shares, the Committee shall determine in its sole discretion the restrictions on vesting which will apply to the Shares for the Restricted Period, which restrictions as initially determined and as they may be modified pursuant to the Plan, are referred to hereinafter as the 'Vesting Restrictions.' By way of illustration but not by way of limitation, any such determination of Vesting Restrictions by the Committee may provide (a) that the grantee will not be entitled to any such Shares unless he or she is still employed by the Company or its subsidiaries at the end of the Restricted Period; (b) the grantee will become vested in such Shares according to such schedule as the Committee may determine; (c) that the grantee will become vested in such Shares at the end of or during the Restricted Period based upon the achievement (in such manner as the Committee may determine) of such performance standards as the Committee may determine; (d) that the grantee will become vested in such Shares in any combination of the foregoing or under such other terms and conditions as the Committee in its sole discretion may determine; and
(e) how any such Vesting

Restrictions will be applied, modified or accelerated in the case of the grantee's death, total and permanent disability (as determined by the Committee) or retirement.

     The performance standards, if any, set by the Committee for any grantee may be individual performance standards applicable to the grantee, may be performance standards for the Company or the division, business unit or subsidiary by which the grantee is employed, may be performance standards set for the grantee under any other plan providing for incentive compensation for the grantee, or may be any combination of such standards. Performance standards set at the time of the grant of any Restricted Shares may be revised at any time prior to the beginning of the last year of the Restricted Period, but only to take into account significant changes in circumstances as determined by the Committee in its sole discretion.

     If the Committee deems the Vesting Restrictions inappropriate for any grantee, it may approve the award and delivery to such grantee of all or any portion of the Restricted Shares then held in escrow pursuant to Section 15. Any Restricted Shares so awarded and delivered to a grantee shall be delivered free and clear of the Transferability Restrictions.

15. MANNER OF HOLDING AND DELIVERING RESTRICTED SHARES

     Each certificate issued for Restricted Shares granted hereunder will be registered in the name of the grantee and will be deposited with the Company or its designee in an escrow account accompanied by a stock power executed in blank by the grantee covering such Shares. The certificates for such Shares will remain in escrow until the earlier of the end of the applicable Restricted Period, or, if the Committee has provided for earlier termination of the Transferability Restrictions following a grantee's death, total and permanent disability, retirement or earlier vesting of such Shares, such earlier termination of the Transferability Restrictions. At whichever time is applicable, the certificates representing the number of such Shares to which the grantee is then entitled will be released from escrow and delivered to the grantee free and clear of the Transferability Restrictions, provided that in the case of a grantee who is not entitled to receive the full number of such Shares evidenced by the certificates then being released from escrow because of the application of the Vesting Restrictions, such certificates will be returned to the Company and cancelled, and a new certificate representing the Shares, if any, to which the grantee is entitled pursuant to the Vesting Restrictions, will be issued and delivered to the grantee, free and clear of the Transferability Restrictions.

16. TRANSFER IN THE EVENT OF DEATH, DISABILITY OR RETIREMENT

     Notwithstanding a grantee's death, total and permanent disability or retirement, the certificates for his or her Restricted Shares will remain in escrow and the Transferability Restrictions will continue to apply to such Shares unless the Committee determines otherwise. Upon the release of such Shares from escrow and the termination of the Transferability Restrictions, either upon any such determination by the Committee or at the end of the applicable Restricted Period, as the case may be, the portion of such grantee's Restricted Shares to which he or she is entitled, determined pursuant to his or her applicable Vesting Restrictions, will be awarded and delivered to the grantee or to the person or persons to whom the grantee's rights, if any, to the Shares shall pass by will or by the applicable law of descent and distribution, as the case may be. However, the Committee may in its sole discretion award and deliver all or any greater portion of the Restricted Shares to any such grantee or to such person or persons.

17. LIMITATIONS ON OBLIGATION TO DELIVER SHARES

     The Company shall not be obligated to deliver any Restricted Shares free and clear of the Transferability Restrictions until the Company has satisfied itself that such delivery complies with all laws and regulations by which the Company is bound.

                               GENERAL PROVISIONS

18. SHAREHOLDER RIGHTS

     Except for the Transferability Restrictions, a grantee of Restricted Shares shall have the rights of a holder of the Shares, including the right to receive dividends paid on such Shares and the right to vote such Shares at meetings of shareholders of the Company. However, no optionee shall have any of the rights of a shareholder with respect to any Shares unless and until he or she has exercised his or her Option with respect to such Shares and has paid the full purchase price therefor.

19. CHANGES IN SHARES

     In the event of (i) any split, reverse split, combination of shares, reclassification, recapitalization or similar event which involves, affects or is made with regard to any class or series of Capital Stock which may be delivered pursuant to the Plan ('Plan Shares'), (ii) any dividend or distribution on Plan Shares payable in Capital Stock, or (iii) a merger, consolidation or other reorganization as a result of which Plan Shares shall be increased, reduced or otherwise changed or affected, then in each such event the Committee shall, to the extent it deems it to be consistent with such event and necessary or equitable to carry out the purposes of the Plan, appropriately adjust (a) the maximum number of shares of Capital Stock and the classes or series of such Capital Stock which may be delivered pursuant to the Plan, (b) the number of shares of Capital Stock and the classes or series of Capital Stock subject to outstanding Options or SARs, (c) the Option price per share of all Capital Stock subject to outstanding Options, and (d) any other provisions of the Plan, provided, however, that (i) any adjustments made in accordance with clauses (b) and (c) shall make any such outstanding Option or SAR as nearly as practicable, equivalent to such Option or SAR, as the case may be, immediately prior to such change and (ii) no such adjustment shall give any optionee any additional benefits under any outstanding Option.

20. REORGANIZATION

     In the event that the Company is merged or consolidated with another corporation, or in the event that all or substantially all of the assets of the Company are acquired by another corporation, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a 'Reorganization Event') or in the event that the Board of Directors shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions: (i) by written notice to each optionee, provide that his or her Options will be terminated unless exercised within thirty days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such Options); and (ii) advance the date or dates upon which any or all outstanding Options shall be exercisable.

     Whenever deemed appropriate by the Committee, any action referred to in subparagraph (a) above may be made conditional upon the consummation of the applicable Reorganization Event. The provisions of this Section 20 shall apply notwithstanding any other provision of the Plan.

21. CHANGE OF CONTROL

     Notwithstanding anything in the Plan to the contrary, upon (i) the acquisition by any person of 50% or more of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (ii) a majority of the directors of the Company being individuals who are not nominated by the Board of Directors (a 'Change of Control'), any outstanding Options granted under the Plan to officers or directors of the Company shall be fully and immediately exercisable and any Vesting Restrictions applicable to any Restricted Shares held by an officer of the Company shall lapse and such Restricted Shares shall be delivered free and clear of all Transferability Restrictions. The acquisition of any portion of the combined voting power of the Company by DWG Acquisition Group, L.P., Nelson Peltz or Peter May or by any person affiliated with such persons (or the acquisition or disposition by any person or persons who receive any award under Section 11 hereof) shall in no event constitute a Change of Control.

22. WITHHOLDING TAXES

     Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the optionee or grantee remit an amount sufficient to satisfy all federal, state and other governmental holding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of an SAR or otherwise), the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

     Without limiting the generality of the foregoing, (i) an optionee or grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the optionee or grantee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the optionee or grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the optionee or grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the optionee or grantee incurring any liability under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

23. AMENDMENT AND DISCONTINUANCE

     The Board of Directors may alter, suspend, or discontinue the Plan, but, except as provided in Section 19, may not, without the approval of the holders of a majority of the Class A Common Stock, make any alteration or amendment hereto which operates (a) to materially increase the number of Shares which are available for the grant of Options, SARs and Restricted Shares under the Plan,
(b) to extend the term during which Options may be granted under the Plan or the maximum Option period provided in Section 9, (c) to decrease the minimum Option price provided in
Section 8, (d) to materially increase the rights of optionees with respect to SARs in a manner which would not comply with Rule 16b-3, (e) to amend Section 11 in a manner which would not comply with Rule 16b-3, or (f) to materially modify the requirements as to eligibility for participation in the Plan, or (g) as otherwise required to comply with Rule 16b-3.

24. GOVERNING LAWS

     The Plan shall be applied and construed in accordance with an governed by the law of the state of Ohio, to the extent such law is not superseded by or inconsistent with Federal law.

25. EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective on April 24, 1993, the date of its adoption by the Board of Directors; subject, however, to the approval of the Plan by the holders of a majority of the Class A Common Stock outstanding and entitled to vote generally in the election of directors on or prior to April 24, 1994. The term during which Options, SARs and Restricted Shares may be granted under the Plan shall expire on April 24, 1998.

                                                                       EXHIBIT F

                       FORM OF INDEMNIFICATION AGREEMENT

     AGREEMENT,  made this       day  of                  , 199   between Triarc
Companies, Inc.,  a                           corporation (the  'Company'),  and
                     (the 'Indemnitee').

     WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors, officers, employees, trustees, agents and fiduciaries; and

     WHEREAS, it has been the policy of the Company to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law; and

     WHEREAS, in recognition of Indemnitee's need for protection against personal liability in order to induce Indemnitee to serve or continue to serve the Company in an effective manner, and, in the case of directors and officers, to supplement or replace the Company's directors' and officers' liability insurance coverage, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Company's corporate charter and/or corporate by-laws or regulations (together, the Company's 'Governing Documents') will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of governing documents or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company, with the prior approval of the Company's stockholders, wishes to provide the Indemnitee with the benefits contemplated by this Agreement; and

     WHEREAS, as a result of the provision of such benefits Indemnitee has agreed to serve or to continue to serve the Company;

     NOW, THEREFORE, the parties hereto do hereby agree as follows:

          1. Definitions. The following terms, as used herein, shall have the following respective meanings:

             (a) An Affiliate: of a specified Person is a Person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term Associate used to indicate a relationship with any Person shall mean (i) any corporation or organization (other than the Company or a Subsidiary) of which such Person is an officer or partner or is, directly, or indirectly, the Beneficial Owner of ten (10) percent or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Trustee), (iii) any Relative of such Person, or (iv) any officer or director of any corporation controlling or controlled by such Person.

             (b) Beneficial Ownership: shall be determined, and a Person shall be the Beneficial Owner of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on [January 1, 1994]; provided, however, that a Person shall, in any event, also be deemed to be the Beneficial Owner of any Voting Shares: (A) of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner, or (B) of which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner), or (C) of which any other Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company; and provided further, however, that (i) no director or officer of the Company, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purposes hereof, to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner and (ii) no trustee of an employee stock ownership or similar plan of the Company or any Subsidiary ('Employee Plan Trustee') or any Associate or Affiliate of any such Trustee, shall, solely by reason of being an Employee Plan Trustee or Associate or Affiliate of an Employee Plan Trustee, be deemed for any purposes hereof to be the Beneficial Owner of any Voting Shares held by or under any such plan.

             (c) Change in Control: shall be deemed to have occurred if (A) any Person (other than (i) the Company or any Subsidiary, (ii) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (iii) DWG Acquisition Group, L.P. ('DWG Acquisition'), Nelson Peltz ('Peltz'), Peter W. May ('May') or any Affiliate or Associate of DWG Acquisition or of Peltz or May) who is or becomes, after the date of this Agreement, the Beneficial Owner of 20% or more of the total voting power of the Voting Shares, (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election or appointment by the Board of Directors or nomination or recommendation for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 80% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or (D) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14 promulgated under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1994.

             (d) Claim: means any threatened, pending or completed action, suit, arbitration or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or otherwise, that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, or any appeal therefrom.

             (e) D&O Insurance: means any valid directors' and officers' liability insurance policy maintained by the Company for the benefit of the Indemnitee, if any.

             (f) Determination: means a determination, and Determined means a matter which has been determined based on the facts known at the time, by: (i) a majority vote of a quorum of disinterested directors, or (ii) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or, in the event there has been a Change in Control, by the Special Independent Counsel (in a written opinion) selected by Indemnitee as set forth in Section 6, or (iii) a majority of the disinterested stockholders of the Company, or (iv) a final adjudication by a court of competent jurisdiction.

             (g) Equity Security: shall have the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1994.

             (h) Excluded Claim: means any payment for Losses or Expenses in connection with any Claim: (i) based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or (ii) for the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the stockholders of the Company which is illegal; or (iii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, as in effect on January 1, 1994, or similar provisions of any state law; or (iv) resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct; or (v) the payment of which by the Company under this Agreement is not permitted by applicable law.

             (i) Expenses: means any reasonable expenses incurred by  Indemnitee as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

             (j) Fines: means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

             (k) Indemnifiable Event: means any event or occurrence, occurring prior to or after the date of this Agreement, related to the fact that Indemnitee is or was a director, officer, employee, trustee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee, including, but not limited to, any breach of duty, neglect, error, misstatement, misleading statement, omission, or other act done or wrongfully attempted by Indemnitee, or any of the foregoing alleged by any claimant, in any such capacity.

             (l) Losses: means any amounts or sums which Indemnitee is legally obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, damages, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

             (m) Person: means any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

             (n) Potential Change in Control: shall be deemed to have occurred if (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (B) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; (C) any Person (other than (i) the Company or any Subsidiary, (ii) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (iii) DWG Acquisition, Peltz, May, or any Affiliate or Associate of DWG Acquisition or of Peltz or May) who is or becomes the Beneficial Owner of 9.5% or more of the total voting power of the Voting Shares, increases his Beneficial Ownership of such voting power by 5% or more over the percentage so owned by such Person on the date hereof; or
        (D) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

             (o) Relative: means a Person's spouse, parents, children, siblings, mothers-and father-in-law, sons-and daughters-in-law, and brothers-and sisters-in-law.

             (p) Reviewing Party: means any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the Special Independent Counsel referred to in Section 6) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

             (q) Subsidiary: means any corporation of which a majority of any class of Equity Security is owned, directly or indirectly, by the Company.

             (r) Trust: means the trust established pursuant to Section 7 hereof.

             (s) Voting Shares: means any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

          2. Basic Indemnification Agreement. In consideration of, and as an inducement to, the Indemnitee rendering valuable services to the Company, the Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent authorized by law, against any and all Expenses and Losses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses and Losses) of such Claim, whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a final disposition, subject in each case, to the further provisions of this Agreement.

          3. Limitations on Indemnification.  Notwithstanding the provisions  of
     Section 2, Indemnitee shall not be indemnified and held harmless from any Losses or Expenses (a) which have been Determined, as provided herein, to constitute an Excluded Claim; (b) to the extent Indemnitee is indemnified by the Company and has actually received payment pursuant to the Company's Governing Documents, D&O Insurance, or otherwise; or (c) other than pursuant to the last sentence of Section 4(d) or Section 14, in connection with any Claim initiated by Indemnitee, unless the Company has joined in or the Board of Directors has authorized such Claim.

          4. Indemnification Procedures.

             (a) Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof and Indemnitee agrees further not to make any admission or effect any settlement with respect to such Claim without the consent of the Company, except any Claim with respect to which the Indemnitee has undertaken the defense in accordance with the second to last sentence of Section 4(d).

             (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.

             (c) To the extent the Company does not, at the time of the Claim have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Claim will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided that Indemnitee shall have the right to employ its counsel in such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense; provided further that if: (i) the employment of counsel by Indemnitee has been previously authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense; or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the reasonable fees and expenses of counsel shall be at the expense of the Company.

             (d) All  payments  on  account  of  the  Company's  indemnification obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor unless a Determination is made that the Claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on account of the Company's obligation to pay Expenses under
        Section 4(c) of this Agreement prior to the final disposition of any Claim shall be made within 20 days of Indemnitee's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Section 4(e) of this Agreement. In the event the Company takes the position that the Indemnitee is not entitled to indemnification in connection with the proposed settlement of any Claim, the Indemnitee shall have the right at its own expense to undertake defense of any such Claim, insofar as such proceeding involves Claims against the Indemnitee, by written notice given to the Company within 10 days after the Company has notified the Indemnitee in writing of its contention that the Indemnitee is not entitled to indemnification. If it is subsequently determined in connection with such proceeding that the Indemnifiable Events are not Excluded Claims and that the Indemnitee, therefore, is entitled to be indemnified under the provisions of Section 2 hereof, the Company shall promptly indemnify the Indemnitee.

             (e) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that a Determination shall have been made by a court of competent jurisdiction in a decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

          5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any Claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement without the consent of the Indemnitee, nor shall the Company settle any Claim in any manner which would impose any Fine or any obligation on Indemnitee, without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

          6. Change in Control; Extraordinary Transactions. The Company and Indemnitee agree that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then all Determinations thereafter with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement shall be made only by a special independent counsel (the 'Special Independent Counsel') selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) or by a court of competent jurisdiction. The Company shall pay the reasonable fees of such Special Independent Counsel and shall indemnify such Special Independent Counsel against any and all reasonable expenses (including reasonable attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          The Company covenants and agrees that, in the event of a Change in Control of the sort set forth in clause (C) of Section 1(c), the Company will use its best efforts (a) to have the obligations of the Company under this Agreement including, but not limited to those under Section 7, expressly assumed by the surviving, purchasing or succeeding entity, or (b) otherwise to adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner reasonably acceptable to the Indemnitee.

          7. Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust (the 'Trust') for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Losses and Expenses which are actually paid or which Indemnitee reasonably determines from time to time may be payable by the Company under this Agreement. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the Special Independent Counsel is involved. The terms of the Trust shall provide that upon a Change in Control: (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of the Indemnitee; (ii) the trustee of the Trust shall advance, within twenty days of a request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under
     Section 4(e) of this Agreement); (iii) the Company shall continue to fund the Trust from time to time in accordance with the funding obligations set forth above; (iv) the trustee of the Trust shall promptly pay to the Indemnitee all Losses and Expenses for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement; and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by a court of competent jurisdiction in a final decision from which there is no further right of appeal that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee of the Trust shall be chosen by the Indemnitee.

          8. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

          9. Non-exclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Governing Documents or under the laws, as in effect from time to time, of the Company's state of incorporation (such laws being the 'Applicable State Laws'), any vote of stockholders or disinterested directors or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity by holding such office, and shall continue after the Indemnitee ceases to serve the Company as a director, officer, employee, agent or fiduciary, for so long as the Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event. To the extent that a change in the Applicable State Laws (whether by statute or judicial decision or by reincorporation of the Company in a different jurisdiction) permits greater indemnification by agreement than would be afforded currently under the Company's Governing Documents and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

          10. Liability Insurance. To the extent the Company maintains D&O Insurance, Indemnitee, if an officer or director of the Company, shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

          11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          12. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Losses of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify
     Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          13. Liability of Company. The Indemnitee agrees that neither the stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement and the Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

          14. Enforcement.

             (a) Indemnitee's right to indemnification and other rights under this Agreement shall be specifically enforceable by Indemnitee only in the state or Federal courts of the State of New York or of the then current State of incorporation of the Company and shall be enforceable notwithstanding any adverse Determination by the Company's Board of Directors, independent legal counsel, the Special Independent Counsel or the Company's stockholders and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

             (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and reasonable expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous.

          15. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

          16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Company is incorporated at the time any claim for indemnification is made hereunder applicable to agreements made and to be performed entirely within such state.

          17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of New York and the State promulgating the

     Applicable State Laws at the time any claim for indemnification hereunder is made for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state and Federal courts of the States indicated in this Section.

          18. Notices. All notices, or other communications required or permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered, telegraphed, telexed, sent by facsimile transmission or sent by registered or certified mail, return receipt requested, with postage prepaid addressed as follows, or to such other address as the parties shall have given notice of pursuant hereto:

        (a) If to the Company, to:
           Triarc Companies, Inc.
           777 South Flagler Drive, Suite 1000E
           West Palm Beach, Florida 33401
           Attention: Corporate Secretary
           Telecopier No. 407-653-4268

        (b) If to the Indemnitee, to:
        ........................................................................
        ........................................................................
        ........................................................................
        ........................................................................

          19. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

          20. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and (ii) shall be binding upon and inure to the benefit of any successors and assigns, heirs, and personal or legal representatives of Indemnitee.

          21. Amendment; Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

                                          TRIARC COMPANIES, INC.
                                          By  ..................................
                                                  Title:

ATTEST:
[Corporate Seal]
By  ................................
        Title:

WITNESS:
 ...................................         ...................................
                                                         Indemnitee

                            STATEMENT OF DIFFERENCES
The section symbol shall be expressed as SS.

Language in Exhibit E that will be added to the Equity Participation Plan if Proposal 3 is approved (appearing in the paper format as underlined) will appear in braces ({ }) in this electronic format.